Exhibit 10.47

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

1. IDENTIFICATION OF PARTIES.

THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Agreement”) is entered into as of October 25, 2011 (the “Execution Date”), by and between LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Seller”) and EXCEL TRUST, L.P., a Delaware limited partnership (“Purchaser”).

2. DESCRIPTION OF THE PROPERTY.

Seller hereby agrees to sell, assign and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of Seller’s right, title and interest in and to the following Property on and subject to the terms, covenants and agreements set forth in this Agreement:

(a) Land. That certain parcel of real property located in the City of Scottsdale, County of Maricopa, State of Arizona, and more particularly described on Exhibit A attached hereto (the “Land”);

(b) Improvements. All improvements located on the Land (the “Improvements”);

(c) Leases. All leases with tenants (collectively “Tenants”) covering the Land and the Improvements (such leases, together with any and all amendments, modifications or supplements thereto and guaranties thereof, are hereinafter referred to collectively as the “Leases” and are identified on the Schedule of Leases attached hereto as Exhibit B), together with any new leases, if any, covering the Land and the Improvements that are entered into pursuant to Section 12(b) below;

(d) Real Property. All rights, privileges, easements, rights-of-way and appurtenances used or connected with the beneficial use or enjoyment of the Land including, without limitation, all minerals, oil, gas and other hydrocarbon substances on and under the Land, as well as all development rights, air rights, water, water rights and water stock relating to the Land (the Land, the Improvements, the Leases and such rights, privileges, easements, rights-of-way, and appurtenances are sometimes collectively hereinafter referred to collectively as the “Real Property”);

(e) Personal Property. All personal property and fixtures (if any) owned by Seller, located on the Real Property and used in the operation or maintenance of the Real Property (collectively, the “Personal Property”), expressly excluding, however, the personal property scheduled on Exhibit C attached hereto (the “Excluded Property”);

(f) Trade Names. Those trade names and trademarks identified on the Schedule of Trade Names attached hereto as Exhibit D (the “Trade Names”);

(g) Contracts. Subject to the provisions of Section 5I, all outstanding brokerage commission agreements, labor, service, equipment, supply, maintenance, concession, utility and operating contracts, and any amendments thereto, to which Seller is a party and which relate to the Real Property, to the extent assignable and to the extent the parties have agreed are to be assigned and assumed in accordance with Section 5(e) below (such contracts and agreements are hereinafter collectively referred to as the “Contracts” and are identified on the Schedule of Contracts attached hereto as Exhibit E) together with any such contracts, if any, that are entered into pursuant to Section 12I;

(h) Operating Agreements. All reciprocal easement agreements, supplemental or separate agreements, development agreements and the like, and any amendments thereto, to which Seller is a party and which relate to the Real Property, if any (such agreements are hereinafter collectively referred to as the “Operating Agreements” and are identified on the Schedule of Operating Agreements attached hereto as Exhibit F);

(i) Permits. All permits, licenses, authorizations, consents, entitlements, approvals and certificates relating to the Real Property, to the extent assignable (collectively, the “Permits”); and

(j) Warranties. All warranties, guarantees and indemnities (including, without limitation, those for workmanship, materials and performance) which may exist from, by or against any contractor, subcontractor, manufacturer, laborer or supplier of labor, materials or other services relating to the Real Property or the Personal Property (collectively, the “Warranties”). (The Real Property, the Personal Property, the Trade Names, the Contracts, the Operating Agreements, the Permits and the Warranties are collectively referred to in this Agreement as the “Property”)

(k) Exclusions. The Property does not include (i) cash and cash equivalents of Seller and its Affiliates (subject to the provisions of Section 15 and Exhibit O), (ii) any accounts receivable or claims of Seller or its Affiliates existing on or attributable to any period prior to the Closing Date (subject to the provisions of Section 15 and Exhibit O), (iii) any right to use the name, trade names, marks or insignia of Seller or its Affiliates (except as identified on Exhibit D), or (iv) except as provided in Section 18, any rights under insurance policies maintained by Seller with respect to the Property. As used in this Agreement, an “Affiliate” means with respect to Seller or Purchaser, any person or entity directly or indirectly controlling, controlled by or under common control with such other person or entity. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies whether through the ownership of voting securities, by contract or otherwise.

3. THE PURCHASE PRICE.

The aggregate purchase price for the Property is Fifty Six Million and No/100 Dollars ($56,000,000.00) (the “Purchase Price”). The Purchase Price shall be paid to Seller by Purchaser as follows:

(a) Deposit. Within two (2) Business Days (as defined below) after the Execution Date, Purchaser shall deliver to Thomas Title & Escrow, L.L.C. (“Escrow Company”) a deposit in the amount of Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00) (the “Initial Deposit”), which Initial Deposit shall be in the form of a wire transfer of immediately available funds (“Opening of Escrow”). Within one (1) Business Day following the expiration of the Due Diligence Period (unless Purchaser previously has terminated this Agreement in accordance with the provisions of Section 5), Purchaser shall deliver to Escrow Company an additional deposit (the “Additional Deposit”) in the amount of Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00), which Additional Deposit shall be in the form of a wire transfer of immediately available funds (the Initial Deposit and, once made, the Additional Deposit, are sometimes collectively referred to herein as the “Deposit”). If Purchaser fails to timely deposit with the Escrow Company any portion of the Deposit, when and as due, then Seller may, in accordance with the provisions of Section 19(b), and without regard to the introductory phrase thereof, as its sole remedy, terminate this Agreement by written notice to Purchaser and the Escrow Company and thereafter this Agreement shall be deemed terminated, all without liability of the parties to each other thereafter (except that the Deposit shall only be refundable for the limited reasons set forth in Section 3(b) and except pursuant to provisions hereof which expressly survive such termination). The Deposit shall be invested in a federally issued or insured interest bearing instrument or account as Purchaser shall designate and shall be retained by Escrow Company, subject to the provisions of Sections 3(b) and 3(c). As used herein, the “Deposit” means the Deposit, plus any interest actually earned on such amount from and after the date of deposit thereof with the Escrow Company.

(b) Application of Deposit Against Purchase Price; Release of Deposit to Purchaser. If the purchase and sale of the Property is consummated as contemplated herein, the Deposit shall be credited by Escrow Company and Seller against the Purchase Price. If the purchase and sale of the Property is not consummated because of (i) a termination of this Agreement by Purchaser as permitted by Section 19(a) hereof as a result of a default under this Agreement on the part of Seller or (ii) a timely termination of this Agreement by Purchaser as permitted by, and in strict accordance with, Sections 3(d), 4, 5, 6 or 18, as applicable, or (iii) a termination of this Agreement by Purchaser as permitted by Section 11(a) hereof as a result of a failure of a Purchaser’s Condition Precedent (each, a “Permissible Purchaser Termination Event”), the Deposit shall be immediately refunded by Escrow Holder or Seller, as the case may be, to Purchaser.

(c) Release of Deposit to Seller. If the Closing does not occur on or before the Outside Closing Date (as defined in Section 16) for any reason other than a Permissible Purchaser Termination Event, the Escrow Company shall immediately release the Deposit to Seller on the Outside Closing Date without any further instruction or confirmation by Seller or Purchaser. The terms of Section 19(b) shall govern with respect to Seller’s right to retain the Deposit.

(d) Issuance of Excel Shares. Purchaser shall pay (through issuance of the Excel Shares as described in this Section 3(d)) Twenty Eight Million and No/100 Dollars ($28,000,000.00). For the purposes of this Section 3(d), the Excel Shares mean shares of common stock of Excel Trust, Inc. (which trade on the New York Stock Exchange under the symbol EXL), although Seller acknowledges that the Excel Shares will be subject to restrictions on transfer for a period of one hundred eighty (180) days following the Closing as set forth in the Subscription Documents (as defined below) and in accordance with Rule 144 of the Securities Act of 1933, as amended. The number of Excel Shares to be issued to Seller at the Closing shall be calculated by dividing Twenty Eight Million and No/100 Dollars ($28,000,000.00) by one hundred ten percent (110%) of the average closing price of the Excel Shares for the five (5) trading days immediately preceding the Closing Date. Notwithstanding the provisions of this Section 3(d) to the contrary, Purchaser may elect, in its sole and absolute discretion, to not deliver the Excel Shares to Seller at the Closing, in which case, the entire Purchase Price payable at Closing, in the sum of Fifty Six Million Dollars ($56,000,000) (less the amount of the Deposit and less the amount of the Rent Credit), shall be paid in cash in accordance with the provisions of Section 3(f) hereof.

(e) Rent Credit. On the Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal (i) Two Hundred Twenty-Five Thousand and No/100 Dollars ($225,000.00), less (ii) the base rent payable under that certain Lease with Clark Hill for suites A210 and A220 in the Promenade Corporate Center (the “Clark Hill Lease”), during the time period commencing on the Closing and terminating on the expiration of the term of such Clark Hill Lease or the earlier termination of such Clark Hill Lease, whichever occurs first (the “Rent Credit”); provided, however, in no event shall the amount of the Rent Credit exceed One Hundred Thousand and No/100 Dollars ($100,000.00).

(f) Balance of Purchase Price. The balance of the Purchase Price (less the amount of the Deposit, less the portion of the Purchase Price paid by the issuance to Seller of the Excel Shares (if any) and less the amount of the Rent Credit) shall be paid to Seller in immediately available funds at the Closing, which balance shall be deposited by wire transfer into escrow with the Escrow Company no later than one (1) Business Day prior to the Closing. As used herein, “Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the State of Arizona are authorized or obligated by law or executive order to be closed.

(g) Intentionally Omitted.

4. TITLE AND SURVEY.

(a) PTR and Survey. Within three (3) Business Days after the Opening of Escrow, Seller shall deliver or cause to be delivered, at Seller’s expense, to Purchaser, for Purchaser’s review and approval, a preliminary title report prepared for the Real Property by First American Title Insurance Company (the “Title Company”), together with copies of all documents relating to the title exceptions referred to therein (collectively, the “PTR”) and, to the extent available, any existing survey or recorded plat covering the Land in Seller’s possession (“Existing Survey”).

(b) Disapproved Exceptions; Permitted Exceptions. On or before the fifth (5th) day preceding the expiration of the Due Diligence Period (as defined below), Purchaser shall notify Seller in writing of any matters or exceptions disclosed in the Existing Survey and/or the PTR which Purchaser disapproves (to the extent such exceptions do not constitute Permitted Exceptions hereunder). Any exception specified in any such written notice delivered by Purchaser shall be a “Disapproved Exception.” Any matters affecting or exceptions to title to the Property and not disapproved in writing within the period specified above shall be deemed to be approved by Purchaser and each shall constitute a “Permitted Exception” hereunder. Further, notwithstanding anything to the contrary contained herein, all of the following shall also constitute Permitted Exceptions (regardless of whether Purchaser disapproves of them): (i) real estate taxes and assessments, existing bond or special district assessments, personal property taxes, water and/or meter charges, sewer taxes, charges or rents; in each case not yet due and payable; (ii) liens, encumbrances or other matters made, created or suffered by or on behalf of Purchaser, including, without limitation, liens arising as a result of any act or omission of Purchaser or Purchaser’s agents, contractors or representatives; (iii) zoning and other land use restrictions and ordinances; (iv) printed exceptions and exclusions set forth in the Title Company’s standard form policy of title insurance; (v) all Leases set forth on Exhibit B or entered into pursuant to the terms of this Agreement; (vi) consents previously granted by any former owner of the Property for the erection of any structure or structures on, under or above any street or streets on which the Property may abut; (vii) easements or rights of use of record and identified on the PTR in favor of any utility company for construction, use, maintenance or repair of utility lines, wires, terminal boxes, mains, pipes, cables conduits, poles and other equipment and facilities on, under and across the Property; (viii) liens for any unpaid real estate tax, water charge, sewer rent and assessment to be adjusted at the Closing in accordance with this Agreement; (ix) any liens or encumbrances as to which the Title Company will insure, or commit to insure, Purchaser against loss or forfeiture of title to, or collection from the Property without additional cost to Purchaser, whether by payment, bonding, indemnity of Seller or otherwise; (x) any and all Uniform Commercial Code filings which are more than five (5) years old and which have not been continued; (xi) the revocable nature of the right, if any, to maintain street and sidewalk vaults and other vault spaces, coal chutes, excavations, canopies, marquees and signs; (xii) any matter that is the responsibility of any Tenant under any lease of the Property; (xiii) any other leases, liens, encumbrances or other exceptions which are approved by Purchaser pursuant to Section 12 below; and (xiv) any non-monetary encumbrance that would not unreasonably interfere with Purchaser’s development, operation or use of the Property. Purchaser shall also have the right to review and object to any new exceptions to title disclosed in any amendment to the PTR not otherwise known to Purchaser by delivering written notice to Seller of such disapproved exceptions (such items shall be deemed “Disapproved Exceptions”) within five (5) days of Purchaser’s receipt of any such amendment to the PTR.

(c) Unresolved Exceptions. Within two (2) days after the date Seller receives Purchaser’s written notice of any Disapproved Exception within the time period specified above (or the first Business Day after said two (2) day period, if the second (2nd) day is not a Business Day), Seller shall notify Purchaser in writing of any Disapproved Exceptions which Seller is unable or unwilling to cause to be removed or insured against prior to or at the

Closing (the “Unresolved Exceptions”). With respect to any Unresolved Exception, Purchaser shall elect, by giving written notice to Seller and the Escrow Company on or before the later of the last day of the Due Diligence Period or two (2) Business Days after the date Purchaser receives Seller’s written notice of any Unresolved Exceptions (i) to terminate this Agreement, or (ii) to waive Purchaser’s disapproval of such Unresolved Exceptions, in such latter event each such Unresolved Exception shall then be deemed a Permitted Exception. Purchaser’s failure to terminate this Agreement on or before the later of the last day of the Due Diligence Period or two (2) Business Days after the date Purchaser receives Seller’s written notice of any Unresolved Exceptions shall constitute Purchaser’s agreement to treat such Unresolved Exception(s) as Permitted Exception(s). If Purchaser terminates this Agreement in accordance with this Section 4, this Agreement will be deemed terminated, and the Deposit shall immediately be refunded to Purchaser. Title and escrow cancellation costs shall be paid by Seller and Purchaser as provided in Section 17I.

(d) Updated Survey. Purchaser shall have the right to obtain an update, supplement or amendment to the Existing Survey (collectively, the “Updated Survey”), at Purchaser’s expense, provided that Purchaser’s failure to obtain the Updated Survey on or before the last day of the Due Diligence Period shall not result in the extension of the Due Diligence Period and shall not be a condition of Closing. Upon receipt of the Updated Survey, Purchaser shall provide two (2) original Updated Surveys to Seller and one (1) to Title Company, each certified by the surveyor who prepares such Updated Survey. Purchaser shall have until the expiration of the Due Diligence Period to examine the same and to notify Seller in writing of its objections to any new matters disclosed by the Updated Survey that constitute new title exceptions. If and only if Purchaser shall give written notice of such objections to Seller within three (3) Business Days after Purchaser’s receipt of the Updated Survey (but in no event later than the expiration of the Due Diligence Period), such items shall be deemed “Disapproved Exceptions,” and the rights and obligations of Purchaser and Seller with regard to such Disapproved Exceptions shall be as set forth in Section 4I hereof.

(e) Extended Title Coverage and Endorsements. Purchaser, at Purchaser’s option and at its sole cost and expense, may obtain additional title endorsements and other extended title coverage.

5. INSPECTION; DUE DILIGENCE PERIOD.

This Section 5 applies to Purchaser’s due diligence activities relating to all matters except title and survey matters, which are addressed by Section 4.

(a) Inspection. As used in this Agreement, the term “Due Diligence Period” shall mean the period commencing on the Execution Date until 5:00 p.m., Phoenix, Arizona time on November 30, 2011. During the Due Diligence Period, and with twenty four (24) hours advance telephonic notice to Seller, Purchaser, its agents, representatives and consultants may enter onto the Real Property during reasonable business hours (subject to the rights of Tenants) to interview Tenants (provided, however, no Tenant interviews may take place prior to November 15, 2011) and to perform non-intrusive inspections and tests of the Property (including, without limitation, environmental testing) and the structural and mechanical systems within any Improvements; provided, however, that in no event shall (i) such inspections or tests unreasonably disrupt or disturb the on-going operation of the Property or the rights of the Tenants, or (ii) Purchaser or its agents, representatives and consultants drill or bore on or through the surface of the Real Property or the Improvements or otherwise conduct invasive or destructive testing without Seller’s prior written consent, which consent may be given or withheld in Seller’s sole and absolute discretion. Seller may elect, in Seller’s discretion, to accompany, or cause one of Seller’s representatives to accompany, Purchaser and/or its representatives during such inspection and testing of the Property. After making such tests and inspections, Purchaser shall promptly restore the Property to its condition prior to making such tests and inspections, which obligation shall survive the Closing or any termination of this Agreement. Prior to Purchaser entering the Property to conduct the inspections and tests described above, Purchaser shall obtain and maintain, and shall cause each of its contractors and agents to maintain, at no cost or expense to Seller, general liability insurance, from an insurer reasonably acceptable to Seller, in the amount of One Million Dollars ($1,000,000) combined single limit for personal injury and property damage per occurrence, such policies to name Seller as an additional insured party, which insurance shall provide coverage against any claim for personal liability or property damage caused by Purchaser or its agents, representatives or consultants in connection with such inspections and tests. Purchaser shall deliver to Seller evidence thereof prior to entry onto the Property. In the event of any termination of this Agreement, Purchaser shall promptly deliver to Seller, as a courtesy and without any representation or warranty whatsoever (including any representation that Seller shall be entitled to rely thereon), copies of all reports, studies and results of tests and investigations obtained or conducted by Purchaser with respect to the Property (which obligation shall survive any termination of this Agreement).

(b) Indemnity. Purchaser shall keep the Property free from all liens, and shall indemnify, defend, and hold harmless Seller and Seller’s members, and each of their respective officers, directors, shareholders, beneficiaries, members, partners and employees, and their respective successors and assigns (collectively, the “Seller Parties”), from and against all claims, actions, losses, liabilities, damages, costs and expenses (including, but not limited to, reasonable attorneys’ fees and costs) incurred, suffered by, or claimed against the Seller Parties, or any of them, by reason of any damage to the Property or injury to persons caused by Purchaser and/or its agents, representatives or consultants in exercising its rights under this Section 5, except to the extent caused by the gross negligence or intentional misconduct of any of the Seller Parties or to the extent resulting from Purchaser discovering and disclosing to Seller a pre-existing condition. The foregoing provisions shall survive the Closing or any termination of this Agreement.

(c) Due Diligence Materials. Prior to the Execution Date, Seller has or made available to Purchaser at Seller’s office in Phoenix, Arizona and at Seller’s property management office at the Real Property copies of the following documents relating to the Property (to the extent in Seller’s possession):

(i) copies of all the Contracts;

(ii) engineering and architectural studies, earthquake and structural reports, soil and environmental assessment reports and related documents, geotechnical and physical inspection reports including hazardous materials and asbestos reports, if any;

(iii) a copy of the tax bill issued for the most recent two years for real estate taxes;

(iv) copies of all Leases (including, without limitation, any lease guaranties) along with a rent roll and schedule of security deposits;

(v) monthly income and expense statements, balance sheets and any other financial information (excluding, however, any of Seller’s financial information analyzing the value of the Property) reflecting the operations of the Property for the calendar years 2008, 2009, 2010 and year-to-date through September 30, 2011;

(vi) the Permits, plans, building inspection approvals, governmental agreements and governmental documents;

(vii) all warranties and guarantees;

(viii) Operating Expense reimbursement calculations for the calendar years 2008, 2009, 2010 and year-to-date through September 30, 2011;

(ix) aged receivables reports;

(x) Tenant certificates of insurance;

(xi) Copies of any non-privileged reports, studies or other materials pertaining to the Property in addition to the items listed in (i) through (x) above; and

(xii) Copies of any non-privileged communications with respect to the items listed in (i) through (xi) above.

The foregoing deliveries were made by Seller to accommodate and facilitate Purchaser’s investigations relating to the Property prior to the Execution Date, but, except as expressly set forth in Sections 6, 9(b), 20(b) and 22(a) and any Seller Certificate or Closing Document, Seller makes no representations or warranties of any kind regarding the accuracy or thoroughness of the information contained in the materials delivered to Purchaser. Purchaser acknowledges that Purchaser currently manages the Property for Seller and, as such, may have access to certain of the documents, materials and items described in this Section 5(c). To the extent Purchaser does not have access to any such documents, materials and items described in this Section 5(c), Seller shall be obligated to provide such documents, materials and items in accordance with the provisions of this Section 5(c) as requested by Purchaser.

(d) Due Diligence Termination. At any time prior to the expiration of the Due Diligence Period, Purchaser may terminate this Agreement if Purchaser determines, in its sole discretion, that any of the Due Diligence Materials (as defined in Section 6(i) below) either individually or in the aggregate reveal matter(s) that are not approved by Purchaser, by delivering to Seller (with a copy to the Escrow Company) written notice of Purchaser’s disapproval of any such matter(s) and, if elected by Purchaser, that Purchaser has elected to terminate this Agreement. If Purchaser notifies Seller that Purchaser disapproves of any such matter(s) but nevertheless does not elect to terminate the Agreement as provided above, the transaction contemplated by this Agreement shall close as provided herein, and Seller shall have no obligation to eliminate, ameliorate, or cure any such matter(s) disapproved by Purchaser. If Purchaser terminates this Agreement, Purchaser and Seller shall bear any title or escrow cancellation fees in equal amounts. Purchaser’s failure to deliver written notice of its election to terminate this Agreement prior to the end of the Due Diligence Period in accordance with the provisions of this Section 5(d) shall be conclusively deemed to be Purchaser’s approval of all matters relating to the Property; provided, however, if Purchaser has delivered a written notice identifying any Disapproved Exception in accordance with terms of Section 4 above, the terms of Section 4, and not this Section 5(d), will govern with respect to the treatment of any Disapproved Exceptions.

(e) Contracts. Purchaser shall notify Seller prior to the end of the Due Diligence Period if it desires to receive an assignment of, and to assume Seller’s rights and obligations under, any Contracts at the Closing, which notice shall specify the Contracts to be assigned and assumed. Except for the Contracts set forth in such notice, Seller shall terminate all other Contracts by the Closing Date. Notwithstanding the foregoing, the Contracts identified as “non-terminable” on Exhibit E, if any, are not terminable prior to the Closing and, therefore, if the transaction contemplated by this Agreement closes, such Contracts shall be assigned to and assumed by Purchaser.

6. REPRESENTATIONS AND WARRANTIES OF SELLER.

Seller represents and warrants to Purchaser that the following matters are true and correct as of the Execution Date, and will be true and correct as if made anew on the date of the Closing:

(a) Authority. Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Arizona, qualified to do business in the State of Arizona.

(b) Due Execution. Seller has the requisite power and authority to execute, deliver and perform this Agreement. This Agreement, assuming due authorization, execution and delivery by Purchaser, constitutes the legal, valid, and binding obligations of Seller enforceable against Seller in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally) and does not violate the material provisions of any agreement to which Seller is a party or to which it is subject.

(c) Litigation. To Seller’s Actual Knowledge and except as set forth in the Due Diligence Materials or on Exhibit M attached hereto, Seller has received no written notice of any actions, suits or proceedings, pending or threatened, before any judicial, administrative or other governmental authority with respect to the Property (or any portion thereof).

(d) Governmental Notices. To Seller’s Actual Knowledge and except as set forth in the Due Diligence Materials or on Exhibit M attached hereto, and except with respect to Environmental Laws (as defined in Section 6(j) hereof) which are covered by Sections 6(j) and 8(a) hereof, Seller has not received any written notice from any city, county, state or other government authority stating that the Property or any matter thereon is in material violation of the laws, rules or ordinances applicable to the Property, which violation has not been corrected prior to the Execution Date.

(e) Condemnation/Rezoning. To Seller’s Actual Knowledge and except as set forth in the Due Diligence Materials or on Exhibit M attached hereto, Seller has not received any official governmental notice of (i) any actual condemnation of the Property or any part thereof, (ii) any plan, study or effort to rezone the Property or to widen, modify, regrade or realign any street or highway that borders the Property, or (iii) any pending eminent domain proceeding with respect to the Property.

(f) Leases. Attached hereto as Exhibit B is a complete list of all Leases and all amendments thereto relating to the Property, as of the Execution Date, which Exhibit shall be updated by Seller prior to Closing, if necessary to make this representation correct, including the addition thereto of new Leases executed after the Execution Date through Closing in accordance with the provisions of Section 12(b).

(g) Contracts. To Seller’s Actual Knowledge, attached hereto as Exhibit E is a complete list of all Contracts entered into by Seller or its Affiliates, and all amendments to the foregoing, relating to the Property as of the Execution Date, which Exhibit shall be updated by Seller prior to Closing, if necessary to make this representation correct including the addition thereto of new Contracts executed after the Execution Date through Closing in accordance with the provisions of Section 12I.

(h) Management Agreements. As of the Closing, there will be no management agreements affecting the Property, other than the management agreement with Purchaser.

(i) Information. To Seller’s Actual Knowledge and except for Seller’s Confidential Materials (as defined in Section 9I), Seller has provided Purchaser with access to certificates, licenses, permits, Leases, Operating Agreements, Contracts, books, records, documents and information relating to the Property and the ownership and operation thereof which are in the possession of Seller. Notwithstanding anything to the contrary contained herein, Seller makes no representation or warranty as to the accuracy of facts, analyses or other information recited or contained in any documents or materials included in the Due Diligence Materials or otherwise disclosed to Purchaser prior to the Closing, except that Seller represents and warrants that such Due Diligence Materials are true and correct copies of the same materials in Seller’s files. As used in this Agreement, “Due Diligence Materials” mean the (i) materials and information previously delivered to Purchaser, (ii) information and other materials contained in the files made available to Purchaser at Seller’s office in Phoenix, Arizona, at the office of Seller’s property manager, or at the Real Property, including, without limitation, the PTR, the Existing Survey and the Updated Survey (if obtained), and (iii) supplementary information and materials disclosed in writing or otherwise delivered to or obtained by Purchaser on or before the expiration of the Due Diligence Period.

(j) Environmental Conditions. Except as disclosed in that certain report set forth on Exhibit P attached hereto (the, “Environmental Reports”), accurate and complete copies of which have been delivered to Purchaser on or before the Execution Date, or otherwise disclosed to Purchaser, to Seller’s Actual Knowledge, the Property is free from any Hazardous Substances, except for amounts of Hazardous Substances that may be present in the ordinary course of the ownership or operation of a retail shopping center by Seller, Tenants or other occupants of the Property or in the ordinary course of the maintenance of the Property (or any portion thereof) provided the same are not in violation of Environmental Laws. As used in this Agreement, “Hazardous Substances” means any and all substances, chemicals, wastes, sewage or other materials that are now or hereafter regulated, controlled or prohibited by any Environmental Laws, including, without limitation, any (A) substance defined as a “hazardous substance,” “extremely hazardous substance,” “hazardous material,” “hazardous chemical,” “hazardous waste,” “toxic substance” or “air pollutant” under any one or more of the following Environmental Laws: the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; or regulations promulgated thereunder, all as amended to date and as amended hereafter; (B) hazardous substance, hazardous waste, toxic substance, toxic waste or hazardous material, waste, chemical or compound described in any other Environmental Laws; and (C) asbestos, polychlorinated biphenyls, flammable or explosive or radioactive materials, gasoline, oil, motor oil, waste oil, petroleum (including, without limitation, crude oil or any component thereof), petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, and other regulated chemical products. As used herein, “Environmental Laws” means any and all (A) federal, state and local laws, regulations, ordinances, codes and policies, and any and all judicial or administrative interpretations thereof by governmental authorities, as now in effect or hereinafter amended or enacted, relating to pollution or protection of the environment, natural resources or health and safety, including, without limitation, those regulating, relating to, or imposing liability for emissions, discharges, releases or threatened releases of Hazardous Materials into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, release, transport or handling of Hazardous Materials; and (B) any and all consent decrees, orders, and directives of appropriate governmental authorities pursuant thereto relating to the Property.

(k) No Employees. Seller has no employees at the Property.

(l) OFAC. Seller and, to Seller’s Actual Knowledge, each person or entity owning an interest in Seller is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation, (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, and (iii) not an Embargoed Person (as hereinafter defined). To Seller’s Actual Knowledge, none of the funds or other assets of Seller constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person. To Seller’s Actual Knowledge, no Embargoed Person has any ownership interest of any nature whatsoever in Seller (whether directly or indirectly). The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder.

(m) Leasing Costs/Tenant Inducement Costs. No Leasing Costs are presently unpaid with respect to the Leases and, to Seller’s Actual Knowledge, no Leasing Costs will become payable or accrue in connection with the exercise by a Tenant under any Lease of any renewal or expansion option that may be contained in any Lease, in each case, except as may be set forth on the Rent Roll or in the Leases. No Tenant Inducement Costs with respect to the Leases will arise or accrue after the Closing and, to Seller’s Actual Knowledge, no Tenant Inducement Costs will arise or accrue in connection with the exercise by a Tenant under any Lease of any renewal or expansion option that may be contained in any Lease, in each case, except as may be set forth on the Rent Roll or in the Leases.

For purposes of this Agreement and each of the documents executed in connection herewith, “Seller’s Actual Knowledge” shall specifically mean and be limited to the actual knowledge, as of the Execution Date, or, if specifically stated, as of the Closing Date, of Andrew M. Cohn in his capacity as the representative of the Seller directly responsible for the operation of the Property, without any duty of inquiry or independent investigation on the part of Seller or such individual. Also as used in this Agreement, the phrase “Seller has received no written notice” with respect to an event or a situation shall specifically mean that such person has no Actual Knowledge of receiving the subject written notice. Purchaser expressly understands and agrees that such person shall not be personally liable to Purchaser for any representation or warranty set forth herein.

The representations and warranties of Seller set forth in this Section 6 shall survive the Closing for a period of nine (9) months and shall terminate and be of no further force or effect nine (9) months following the Closing Date (except to the extent Purchaser has commenced a proceeding with respect to such representations or warranties prior to such expiration, as provided below, in which case the representations and warranties that are subject of such proceeding shall survive until final resolution or settlement of such proceeding). Notwithstanding anything to the contrary contained herein, Seller shall have no liability with respect to any of the foregoing representations and warranties (including a Warranty Failure, as defined below) if, prior to the Closing, Purchaser becomes aware of information (from whatever source, including as a result of Purchaser’s due diligence tests, investigations and inspections of the Property, disclosure by Seller or Seller’s agents and employees (including a Warranty Notice, as defined below) or any estoppel certificates) that contradicts any of the foregoing representations and warranties, or renders any of the foregoing representations and warranties untrue or incorrect, and Purchaser nevertheless consummates the transaction contemplated by this Agreement. In this regard, if Seller obtains Actual Knowledge or receives written notice that any representation or warranty set forth in this Section 6 is untrue in any material respect (a “Warranty Failure”), Seller shall give written notice of such Warranty Failure (a “Warranty Notice”) to Purchaser within three (3) Business Days following Seller obtaining such Actual Knowledge or receiving written notice (which Warranty Notice shall include copies of the instrument, correspondence or document, if any, upon which such Actual Knowledge is based). With respect to any Warranty Notice, Purchaser shall elect, by giving written notice to Seller and the Escrow Company on or before two (2) Business Days following receipt by Purchaser of such Warranty Notice, but not later than the Closing Date (i) to terminate this Agreement, or (ii) to waive the Warranty Failure in the Warranty Notice. Purchaser’s failure to terminate this Agreement within such two (2) Business Day period, but not later than the Closing Date, shall constitute Purchaser’s election pursuant to clause (ii) above. If Purchaser terminates this Agreement in accordance with the provisions of this paragraph, this Agreement shall be deemed terminated, and the Deposit shall be refunded to Purchaser. Title and escrow cancellation cost shall be paid by Seller and Purchaser as provided in Section 17I. Notwithstanding the provisions of this Section 6 to the contrary, any occurrence or event that would otherwise constitute a Warranty Failure shall not constitute a Warranty Failure and Seller shall not be obligated to provide a Warranty Notice if such circumstance or event results from the breach by Purchaser of the Contract pursuant to which Purchaser manages the Property for Seller.

7. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

Purchaser represents and warrants to Seller that the following matters are true and correct as of the Execution Date and will also be true and correct as of the Closing Date:

(a) Authority. Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is, or will be as of the Closing Date, qualified to do business in the State of Arizona.

(b) Due Execution. Purchaser has all requisite power and authority to execute, deliver and perform this Agreement. This Agreement, assuming due authorization, execution and delivery by Seller, constitutes the legal, valid, and binding obligations of Purchaser enforceable against Purchaser in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally), and does not violate the material provisions of any agreement to which Purchaser is a party or to which it is subject.

(c) Due Diligence Approvals. Subject to and in accordance with the terms of Section 5, Purchaser confirms that Purchaser currently manages the Property for Seller, it shall during the Due Diligence Period, have had ample opportunity to conduct its due diligence investigations of the Property and review carefully all of the Due Diligence Materials and complete all investigations, examinations and inspections of the Property that Purchaser deems necessary, advisable or prudent to protect its interests in acquiring the Property. Without limiting the foregoing, but subject to Purchaser’s right to review title and survey under the terms of Section 4 and certain other aspects of the Property under the terms of Section 5, Purchaser further represents and warrants that Purchaser shall, during the Due Diligence Period, satisfy itself and approve the (i) development potential of the Property and the use, habitability, merchantability, fitness, value or adequacy of the Property for any particular purpose, (ii) zoning, entitlements, land use or development restrictions and conditions of the Property, (iii) compliance of the Property and its operation with all applicable codes, laws, regulations, statutes, ordinances, covenants, conditions and restrictions or any governmental or quasi-governmental entity, (iv) condition of title to the Property (subject to Purchaser’s rights pursuant to Section 4), (v) the Leases, Contracts, Operating Agreements, Permits, Warranties, and other agreements and instruments affecting the Property, (vi) contracts for work in progress, and

(vii) the economic performance and feasibility of the Property. Purchaser further represents and warrants that as of the expiration of the Due Diligence Period, unless Purchaser disapproves any of the Due Diligence Matters in accordance with Section 5, Purchaser will have satisfied itself and approved all Due Diligence Matters, including, without limitation, (x) the presence of any Hazardous Substances present at, under, on, in or about the Property and environmental audits and assessments, (y) the physical condition of the Property (including, without limitation, the structural elements, foundations, roofs, access, parking facilities, and HVAC, plumbing, sewage and utility systems) and (z) condition of soils, geology and groundwater at the Property.

(d) NO REPRESENTATIONS; PURCHASE AS-IS; WAIVER AND RELEASE. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 6, SECTION 9(b), SECTION 20(b) AND SECTION 22(a) OF THIS AGREEMENT, ANY SELLER CERTIFICATE AND THE CLOSING DOCUMENTS THAT SURVIVE THE CLOSING DATE, NEITHER SELLER, NOR ANYONE ACTING FOR OR ON BEHALF OF SELLER, HAS MADE ANY REPRESENTATION, WARRANTY, PROMISE OR STATEMENT, EXPRESS OR IMPLIED, TO PURCHASER, OR TO ANYONE ACTING FOR OR ON BEHALF OF PURCHASER, CONCERNING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE USE, DEVELOPMENT, SEISMIC CONDITION, ENVIRONMENTAL OR LEGAL COMPLIANCE THEREOF OR THE FINANCIAL CONDITION OF ANY TENANTS OF THE PROPERTY. PURCHASER FURTHER REPRESENTS AND WARRANTS THAT, IN ENTERING INTO THIS AGREEMENT, PURCHASER HAS NOT RELIED ON ANY REPRESENTATION, WARRANTY, PROMISE OR STATEMENT, EXPRESS OR IMPLIED, OF SELLER, OR ANYONE ACTING FOR OR ON BEHALF OF SELLER, OTHER THAN AS EXPRESSLY SET FORTH IN SECTION 6, SECTION 9(b), SECTION 20(b) AND SECTION 22(a) OF THIS AGREEMENT, ANY SELLER CERTIFICATE AND THE CLOSING DOCUMENTS THAT EXPRESSLY SURVIVE THE CLOSING DATE UNDER THIS AGREEMENT, AND THAT ALL MATTERS CONCERNING THE PROPERTY HAVE BEEN OR SHALL BE INDEPENDENTLY VERIFIED BY PURCHASER PRIOR TO THE CLOSING, AND THAT PURCHASER SHALL PURCHASE THE PROPERTY BASED ON PURCHASER’S OWN DUE DILIGENCE INVESTIGATIONS, INSPECTIONS AND EXAMINATIONS OF THE PROPERTY (OR PURCHASER’S ELECTION NOT TO DO SO); AND THAT PURCHASER IS PURCHASING THE PROPERTY IN AN “AS-IS”, “WHERE IS” AND “WITH ALL FAULTS” PHYSICAL CONDITION AND IN AN “AS-IS”, “WHERE IS” AND “WITH ALL FAULTS” STATE OF REPAIR. EXCEPT AS EXPRESSLY PROVIDED FOR IN SECTION 6, SECTION 9(b), SECTION 20(b) AND SECTION 22(a) OF THIS AGREEMENT, ANY SELLER CERTIFICATE AND THE CLOSING DOCUMENTS THAT EXPRESSLY SURVIVE THE CLOSING DATE UNDER THIS AGREEMENT, PURCHASER DOES HEREBY WAIVE, AND SELLER DOES HEREBY DISCLAIM, ALL WARRANTIES OF ANY TYPE OR KIND WHATSOEVER WITH RESPECT TO THE PROPERTY, WHETHER EXPRESS OR IMPLIED, INCLUDING, BY WAY OF DESCRIPTION BUT NOT LIMITATION, THOSE OF FITNESS FOR A PARTICULAR PURPOSE AND USE, TENANTABILITY OR HABITABILITY. FURTHER, PURCHASER DOES HEREBY RELEASE AND FOREVER DISCHARGE, AND WAIVE ITS RIGHTS TO RECOVER FROM, SELLER AND SELLER’S AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS,

PARTNERS, MEMBERS, AGENTS, REPRESENTATIVES, (COLLECTIVELY, “SELLER PARTIES”) FOR, FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTIONS, DEMANDS, RIGHTS, LIABILITIES, DAMAGES, LOSSES, COSTS, EXPENSES, AND COMPENSATION WHATSOEVER, DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT PURCHASER AND ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER PURCHASER, MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST SELLER AND/OR ANY OF SELLER PARTIES, ARISING FROM OR RELATED TO THIS AGREEMENT OR THE PROPERTY (INCLUDING ANY CLAIM FOR DIMINUTION IN VALUE OF THE PROPERTY ARISING FROM THE CONDITION OF THE PROPERTY), EXCEPT TO THE EXTENT THE SAME RESULTS FROM, CONSTITUTES, OR ARISES FROM A MATERIAL MISREPRESENTATION, BREACH OR DEFAULT OF OR UNDER ANY OF THE MATTERS EXPRESSLY REPRESENTED OR WARRANTED BY SELLER IN SECTION 6, SECTION 9(b), SECTION 20(b) AND SECTION 22(a) OF THIS AGREEMENT, ANY SELLER CERTIFICATE AND THE CLOSING DOCUMENTS THAT EXPRESSLY SURVIVE THE CLOSING DATE UNDER THIS AGREEMENT (PRIOR TO THE EXPIRATION OF SUCH WARRANTY OR REPRESENTATION). PURCHASER EXPRESSLY WAIVES ITS RIGHTS GRANTED UNDER ANY PROVISION OF LAW THAT PROVIDES A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT PURCHASER DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS AGREEMENT TO RELEASE SELLER.

PURCHASER’S INITIALS

8. INTENTIONALLY OMITTED.

9. DELIVERY OF DOCUMENTS.

(a) Document Deliveries. Purchaser, its agents and representatives have (or shall have prior to the end of the Due Diligence Period) inspected at Seller’s offices in Phoenix, Arizona or at the office of Seller at the Real Property copies of the Due Diligence Materials described in Section 5(c) above.

(b) No Representation. Purchaser acknowledges and agrees that the foregoing deliveries and disclosures, and the delivery of any other material or documents to Purchaser, were made by Seller to accommodate and facilitate Purchaser’s investigations relating to the Property, and neither Seller nor any of its agents or representatives make any representations or warranties of any kind regarding the accuracy or thoroughness of the information contained in the materials delivered to Purchaser or made available for Purchaser’s inspections, except that Seller represents and warrants that (i) such materials and documents are true and correct copies of the same in Seller’s files and (ii) as set forth in Section 6(i).

(c) Seller’s Confidential Materials. Notwithstanding anything to the contrary contained herein, Purchaser shall not have a right to review or inspect any memoranda,

correspondence, analyses, documents or reports that Seller reasonably deems is confidential, proprietary, or covered by the attorney-client privilege (collectively, “Seller’s Confidential Materials”).

10. CONFIDENTIALITY.

(a) Purchaser Confidentiality Covenant. Purchaser agrees that it shall keep confidential (i) the cap rate or the net operating income from the Property used in determining the Purchase Price, and (ii) the information contained in the materials provided for inspection by Seller pursuant to this Agreement or obtained by Purchaser during the course of its due diligence tests and inspections (including the Due Diligence Materials), and shall not disclose such information to any third parties; provided, however, that Purchaser shall have the right to provide such information to its lenders, consultants, attorneys, and prospective investors in connection with Purchaser’s acquisition of the Property under the following conditions:

(i) Intentionally Omitted;

(ii) Purchaser shall instruct the aforesaid parties to maintain the confidentiality of such information; and

(iii) Purchaser shall instruct such parties to return to Seller all copies and originals of any documents relating to the Property upon Seller’s written request.

Purchaser shall also have the right to disclose reasonably such confidential information as shall be required to comply with any order of court or governmental agency or legal requirement including, without limitation, any state and federal security laws, or as shall be necessary to Purchaser’s prosecution of its rights and remedies under this Agreement; provided, however, in no event shall Purchaser issue any press release with respect to the Property and/or the execution of this Agreement until the expiration of the Due Diligence Period and the delivery by Purchaser to Escrow Company of the Additional Deposit. If the transaction contemplated by this Agreement is not consummated for any reason, Purchaser promptly shall destroy or return to Seller, and instruct its representatives, lenders, consultants, attorneys, and prospective investors to destroy or return to Seller, all Due Diligence Materials. This Section 10(a) shall cease to apply to Purchaser upon the Closing of the purchase and sale contemplated by this Agreement.

(b) Seller Confidentiality Covenant. Seller agrees that it shall keep confidential the information contained in the materials provided by Purchaser pursuant to this Agreement; provided, however, that Seller shall have the right to provide such information to its lenders, consultants, advisors, accountants and attorneys.

11. CONDITIONS PRECEDENT TO CLOSING.

Neither Purchaser nor Seller shall be obligated to perform under the terms of this Agreement if Purchaser or Seller has validly terminated this Agreement in accordance with the terms and conditions hereof.

(a) Purchaser’s Conditions Precedent. The following shall be conditions precedent to Purchaser’s obligation to consummate the purchase and sale transaction contemplated herein with respect to the Property (collectively, the “Purchaser’s Conditions Precedent”):

(i) The Title Company shall stand ready to issue at the Closing an ALTA standard coverage owner’s policy of title insurance with liability in the full amount of the Purchase Price, subject only to the Permitted Exceptions, together with such endorsements as were requested by Purchaser and Title Company irrevocably committed, prior to the expiration of the Due Diligence Period, to issue to Purchaser at Closing (the “Title Policy”), insuring Purchaser’s interest in the Property, dated as of the day of the Closing.

(ii) There shall exist no material breach of (A) any of Seller’s representations and warranties set forth in Section 6, or (B) any other material obligation of Seller hereunder as of the Closing, in either case not cured in accordance with the provisions of Section 19(a).

(iii) Seller shall have delivered to the Escrow Company the items described in Section 13.

(iv) Purchaser shall have received, prior to the Closing, estoppel certificates (collectively, “Tenant Estoppel Certificates”), in the form customarily issued by the Tenant and/or the form set forth in their respective Leases (but if no form is set forth in a particular Lease or if the particular Lease does not otherwise dictate the contents of a Tenant Estoppel Certificate, then in the form attached hereto as Exhibit N-1) executed by each Tenant whose premises contains more than ten thousand (10,000) square feet of leasable area (collectively, the “Major Tenants”) and from remaining Tenants leasing in the aggregate not less than seventy-five percent (75%) of the remaining leasable floor area of the Property (the “Estoppel Threshold”). Tenants (other than Major Tenants) that do not execute a Tenant Estoppel Certificate, Seller shall execute a certificate in the form of Exhibit N attached hereto (the “Seller Certificate”). Purchaser may disapprove any Tenant Estoppel Certificate or Seller Certificate hereunder only if such Tenant Estoppel Certificate or Seller Certificate reflects a default by Seller or Tenant under the Lease in question, reflects information that is inconsistent with the Rent Roll in any material respect or reflects information that is not substantially consistent with the Due Diligence Materials; and any disapproval of a Tenant Estoppel Certificate or Seller Certificate shall be in writing, shall set forth with specificity the basis of such disapproval and must be received by Seller not later than three (3) Business Days after delivery of such Tenant Estoppel Certificate or Seller Certificate to Purchaser, it being expressly agreed that any Tenant Estoppel Certificate or Seller Certificate not disapproved in accordance with the provisions of this sentence shall be deemed approved and shall be applicable to the satisfaction of the Estoppel Threshold. With respect to any Tenant (other than any of the Major Tenants) that does not execute a Tenant Estoppel Certificate, Seller shall exercise commercially reasonable efforts to obtain Tenant Estoppel Certificates from any Tenant for whom Seller executed a Seller Certificate within ninety (90) days after the Closing and if, after the Closing, Seller delivers to Purchaser a Tenant Estoppel Certificate (consistent in all material respects with the Seller Certificate for such Tenant) from a Tenant for whom Seller executed a Seller Certificate at the Closing, then Seller thereafter shall be released from the Seller Certificate. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any Seller Certificate shall be commenced, if at all, on or before the date which is twelve (12) months after the date of the Closing and, if not commenced on or before such date, the Seller Certificate thereafter shall be void and of no force or effect. If Purchaser disapproves any Tenant Estoppel Certificate or Seller Certificate required to be delivered pursuant to the terms of this Section, then Seller shall be entitled to remedy the condition which caused Purchaser to disapprove such Tenant Estoppel Certificate or Seller Certificate and deliver to Purchaser prior to the Closing an updated Tenant Estoppel Certificate or Seller Certificate in accordance with the terms of this Section. Seller shall review each Tenant Estoppel Certificate executed by a Tenant prior to transmitting such Tenant Estoppel Certificate to Purchaser and Seller shall endeavor to remedy with the Tenant executing the Tenant Certificate any matter which would, in Seller’s reasonable business judgment, entitle Purchaser to disapprove such Tenant Estoppel Certificate in accordance with the provisions of this Section.

(v) Intentionally Deleted.

(vi) Litigation. No suit, action, claim or other proceeding shall have been instituted or threatened in writing against Seller which results, or reasonably might be expected to result, in the transactions contemplated by this Agreement being enjoined or declared unlawful, and/or in any lien attaching to or against the Property and/or in any liabilities or obligations being imposed upon Purchaser or the Property, other than the Permitted Title Exceptions.

(vii) No Bankruptcy. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors filed by Seller or pending against Seller.

(viii) Board of Directors and/or Acquisition Committee Approval. Purchaser’s Board of Directors and/or acquisition committee shall have approved of the acquisition of the Property in accordance with the terms of this Agreement prior to the conclusion of the Due Diligence Period. This condition shall be deemed satisfied unless Purchaser terminates this Agreement in accordance with the provisions of Section 5(d) of this Agreement.

The conditions set forth in this Section 11(a) are solely for the benefit of Purchaser and may be waived only by Purchaser. Purchaser shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

(b) Seller’s Conditions Precedent. The following shall be conditions precedent to Seller’s obligation to consummate the purchase and sale transaction contemplated herein with respect to the Property (the “Seller’s Conditions Precedent”):

(i) Purchaser shall have delivered to the Escrow Company, prior to the Closing, for disbursement as directed hereunder, all cash or other consideration or other immediately available funds due from Purchaser in accordance with this Agreement.

(ii) There shall exist no material breach of (a) any of Purchaser’s representations, warranties or covenants set forth in Section 7, or (b) any other material obligation of Purchaser hereunder as of the Closing, in either case, not cured in accordance with the provisions of Section 19(b).

(iii) Purchaser shall have delivered to the Escrow Company the items described in Section 14.

(iv) Purchaser shall have replaced all of the Existing Security Items in accordance with Section 15(b).

(v) Intentionally Omitted.

The conditions set forth in this Section 11(b) are solely for the benefit of Seller and may be waived only by Seller. Seller shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

12. COVENANTS OF SELLER AND PURCHASER.

So long as this Agreement remains in full force and effect, Seller covenants as follows:

(a) No Transfers. Except as set forth in clause (b) of this Section 12, after the Execution Date and prior to the Closing, no part of the Property, or any interest therein, will be sold, encumbered or otherwise transferred without Purchaser’s consent.

(b) Leasing. During the Due Diligence Period, Seller shall have the right to enter into any new leases, or amend, modify, terminate or extend any existing Leases with respect to the Property, in either case, in the ordinary course of business of Seller, without the consent of Purchaser, except that Seller agrees to notify Purchaser in writing of any such activity no later than three (3) Business Days prior to the end of the Due Diligence Period, which may be extended to provide Purchaser with at least three (3) Business Days requisite notice. After the expiration of the Due Diligence Period and prior to the Closing, Seller shall not enter into any new leases, or amend, modify, terminate or extend any existing Leases with respect to the Property, in any case without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed given if not disapproved in writing within five (5) Business Days of receipt of notice of proposed transaction). A request for consent to a new lease or a request to modify, amend, terminate or extend a Lease shall include the applicable documentation and information about the economic terms of the lease and the costs and expenses that will be the monetary obligation of Purchaser under the lease (including any Leasing Costs and Tenant Inducement Costs, as such terms are defined below). If Purchaser consents to any such new lease, or to the amendment, modification, termination or extension of any existing Lease, and the Closing occurs, Purchaser shall be solely responsible for: (i) all Tenant Inducement Costs; and (ii) the payment of all Leasing Costs thereunder, all as set forth in said new lease or amendment, modification, termination or extension agreement of any existing Lease (collectively, the “Approved Leasing Costs/Tenant Inducement Costs”). Following the Closing, Seller shall have no liability or responsibility for any Approved Leasing Costs/Tenant Inducement Costs.

With respect to the existing Leases: (A) Seller shall be solely responsible for: (1) all Tenant Inducement Costs; and (2) all unpaid Leasing Costs, (B) if the Closing occurs,

Seller shall have no liability or responsibility for: any Leasing Costs or Tenant Inducement Costs for which Purchaser receives a credit against the Purchase Price at Closing as set forth in Exhibit O, and (C) following the Closing, Purchaser shall be solely responsible for any Leasing Costs or Tenant Inducement Costs for which Purchaser receives a credit against the Purchase Price at Closing as set forth in Exhibit O.

The provisions of this Section 12(b) shall survive the Closing or earlier termination of this Agreement. For purposes of this Agreement: (y) the term “Leasing Costs” shall mean all leasing commissions, tenant improvement costs or allowances, move in allowances and any other payment to the Tenant, whether with respect to an existing Lease, with respect to an amendment, modification, termination or extension of an existing Lease or with respect to a new Lease; and (z) the term “Tenant Inducement Costs” shall mean any free rent, rent holidays, rent concessions, rental abatements and rent credits provided under a Lease for the benefit of the Tenant thereunder which is in the nature of a tenant inducement, whether with respect to an existing Lease, with respect to an amendment, modification, termination or extension of an existing Lease or with respect to a new Lease.

(c) Contracts and Operating Agreements. During the Due Diligence Period, Seller shall have the right, in either case, in the ordinary course of business of Seller, to enter into any new contracts, agreements or operating agreements which would bind the Property or Purchaser or amend, modify, terminate or extend the Contracts without the consent of Purchaser, except that Seller agrees to notify Purchaser in writing of any such activity no later than three (3) Business Days prior to the end of the Due Diligence Period, which may be extended to provide Purchaser with the three (3) Business Days requisite notice. After the expiration of the Due Diligence Period and prior to the Closing, Seller shall not enter into any new contracts, agreements or operating agreements which would bind the Property or Purchaser or amend, modify, terminate or extend the Contracts in any case without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed given if not disapproved in writing within five (5) Business Days of receipt of notice of proposed transaction).

(d) Insurance. Until the Closing, Seller shall maintain a commercial general liability insurance policy for the Property consistent with Seller’s past practices and shall keep the Property insured against fire, vandalism and other loss, damage and destruction under Seller’s policies of insurance for the Property; provided, however, that Seller’s insurance policies shall not be assigned to Purchaser at the Closing, and Purchaser shall be obligated to obtain its own insurance coverage from and after the Closing.

(e) Operations. Until the Closing, Seller shall operate and maintain the Property consistent with Seller’s obligations as Landlord under the Leases, Contracts and Operating Agreements and consistent with Seller’s past practices in the ordinary course of its business. Purchaser acknowledges, however, that Purchaser currently manages the Property for Seller and that no failure by Purchaser to perform its obligations under the Contract with Seller for the management of the Property shall constitute a breach or default by Seller under this Agreement.

(f) Ongoing Deliveries. Until the Closing, Seller shall deliver to Purchaser copies of any notice described in Sections 6I, 6(d) and 6(e) that Seller receives subsequent to the Execution Date, within three (3) Business Days after receipt.

13. SELLER’S CLOSING DELIVERIES.

At least one (1) Business Day prior to the Closing, Seller shall deliver or cause to be delivered to the Escrow Company or Purchaser the following:

(a) Special Warranty Deed. A Special Warranty Deed in the form of Exhibit G attached hereto (the “Special Warranty Deed”) for the Property, executed by Seller, in recordable form, conveying the Property (free and clear of all claims, liens and encumbrances except the Permitted Exceptions) to Purchaser.

(b) Bill of Sale. Four (4) original counterparts of a Bill of Sale in the form of Exhibit H attached hereto (the “Bill of Sale”), executed by Seller, conveying to the Purchaser all of its right, title and interest in and to the Personal Property, if any.

(c) General Assignment. Four (4) original counterparts of a General Assignment in the form of Exhibit I attached hereto (the “General Assignment”), executed by Seller, assigning to Purchaser the Contracts and the Permits relating to the Property, to the extent that such items are assignable.

(d) Assignment of Leases. Four (4) original counterparts of an Assignment of Leases in the form of Exhibit J attached hereto (the “Assignment of Leases”), executed by Seller, in recordable form, assigning to Purchaser all of Seller’s interest under the Leases.

(e) Assignment of Operating Agreements. An Assignment of Operating Agreements in the form of Exhibit K attached hereto (the “Assignment of Operating Agreements“), executed by Seller, in recordable form, assigning to Purchaser all of Seller’s interest under the Operating Agreements.

(f) FIRPTA. Four (4) original counterparts of an affidavit in the form of Exhibit L attached hereto (the “Certificate of Non-Foreign Status”), executed by Seller, certifying that Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986.

(g) Affidavit of Real Property Value. A properly executed Arizona Affidavit of Real Property Value in the form promulgated by the Arizona Department of Revenue.

(h) Certificate. A certificate on behalf of Seller, dated as of the Closing Date, (i) authorizing the sale of the Property and the other transactions contemplated hereby, and (ii) confirming the authority of the person(s) signing on behalf of Seller.

(i) Transfer Declarations. Executed copies of state, county and local transfer declarations, as applicable.

(j) Title Affidavit. An owner’s title affidavit and such other similar documents as may be reasonably required by the Title Company or as may be agreed upon by Seller and Purchaser to consummate the transactions contemplated hereby.

(k) Tenant Notices. Executed notice letters addressed to each Tenant of the Property in the form attached to this Agreement as Exhibit Q.

(l) Subscription Documents. To the extent Purchaser issues the Excel Shares to Seller at Closing, two (2) executed counterpart originals of the Subscription Documents in the form attached to this Agreement as Exhibit R (the “Subscription Documents”), duly executed by Seller, which Subscription Documents include both an Investor Questionnaire and a Subscription Agreement.

(m) Other Instruments. Any other documents, instruments or agreements reasonably necessary to effectuate the transactions contemplated by this Agreement; provided that Seller shall not be obligated to cause the delivery of any such instrument or document that would increase or expand Seller’s obligations or liability under this Agreement.

On the Closing Date, Seller shall deliver to Purchaser outside of the escrow originals of the Leases, Contracts, Permits, Warranties, and the Operating Agreements to the extent in Seller’s possession, together with any keys or access cards to the Property.

14. PURCHASER’S CLOSING DELIVERIES.

At least one (1) Business Day prior to the Closing, Purchaser shall deliver to the Escrow Company or Seller the following:

(a) Purchase Price. The balance of the Purchase Price, together with such other sums as Escrow Company shall require to pay Purchaser’s share of the closing costs, prorations, reimbursements and adjustments as set forth in Sections 15 and 17 herein, all in immediately available funds.

(b) Excel Shares. If the Purchaser elects to pay a portion of the Purchase Price in the form of the Excel Shares in accordance with the provisions of Section 3(d), Certificates representing the Excel Shares, issued in the name of Seller, or such other evidence as may be reasonably satisfactory to Seller that the Excel Shares have been issued to Seller.

(c) Counterparts. Four (4) executed counterparts of each of the General Assignment and the Assignment of Leases, whereby Purchaser shall assume the obligations relating to the matters set forth in such documents.

(d) Certificate. An officer’s certificate on behalf of Purchaser, dated as of the Closing Date, certifying to (i) the applicable organizational documents of Purchaser, and any supplemental authorizing document, authorizing its purchase of the Property and the other transactions contemplated hereby, and (ii) the authority and incumbency of the officer(s) or person(s) signing on behalf of Purchaser.

(e) Subscription Documents. To the extent Purchaser issues the Excel Shares to Seller at Closing, two (2) executed counterpart originals of the Subscription Documents, executed by Excel Trust, Inc.

(f) Other Instruments. Any other documents, instruments or agreements reasonably necessary to effectuate the transactions contemplated by this Agreement; provided that Purchaser shall not be obligated to cause the delivery of any such instrument or document that would increase or expand Purchaser’s obligations or liability under this Agreement.

(g) State Law Disclosures. Such disclosures, reports and/or filings as are required by applicable state and local law in connection with the conveyance of the Property to Purchaser including the State of Arizona Affidavit of Real Property Value.

15. PRORATIONS, ADJUSTMENTS; RELEASE OF BONDS AND OTHER SECURITY DEVICES.

(a) Proration Method. The parties agree that they shall use the Proration Method set forth on Exhibit O attached hereto to determine all prorations and adjustments to be made in connection with the Closing and the transaction contemplated by this Agreement.

(b) Existing Security Items. On or before the Closing Date, Purchaser shall replace all of the bonds, deposits, letters of credit, set aside letters or other similar items that are outstanding with respect to the Property or the development thereof that have been provided by Seller or any of its Affiliates to any governmental agency, public utility or similar entity and that are listed on Exhibit M attached hereto (collectively, “Existing Security Items”), with new letters of credit, bonds, deposits and the like and obtain the release of Seller, its sureties, and their respective Affiliates from any obligations under the Existing Security Items. To the extent that any funds are released as a result of the termination of the Existing Security Items, such funds shall be delivered to Seller or the Affiliate which originally provided the same.

(c) Survival. The provisions of this Section 15 and Exhibit O shall survive the Closing.

16. CLOSING.

As used herein, the “Closing” is the consummation of the purchase and sale contemplated herein which shall occur in a single Closing on December 15, 2011 (the “Outside Closing Date”). If the Closing has not occurred by the Outside Closing Date due to the failure of the Purchaser’s Condition Precedent contained in Section 11(a)(iv) hereof, Seller shall have the right, but not the obligation, to postpone by written notice to Purchaser the Closing by one or more postponements, to a date not later than thirty (30) days after the Outside Closing Date in order to provide additional time for Seller to satisfy the Estoppel Threshold. Without limiting the provisions of this Section 16 to the contrary, Purchaser shall have and is hereby granted the right to extend the Outside Closing Date from December 15, 2011 to January 3, 2012 in order to obtain any necessary authorizations and/or approvals in order for Purchaser to acquire the Property (Purchaser and Seller acknowledge, however, that Purchaser obtaining any or all of such authorizations and/or approvals is not a condition precedent to Purchaser’s obligations under this Agreement). In order to exercise the option to extend the Outside Closing Date described in the immediately preceding sentence, Purchaser shall provide to Seller and Escrow Company, at least five (5) Business Days prior to the then scheduled Outside Closing Date, written notice of its election to so extend the Outside Closing Date. As used herein, the term “Closing Date” means the date that the Purchase Price is received by Seller and the Special Warranty Deed is recorded.

17. CLOSING COSTS.

(a) Seller’s Closing Costs. Seller shall pay (i) that portion of the premium for the Title Policy equal to the amount of an LTAA standard coverage owner’s policy plus the cost of any Title Curative Endorsements (defined below), (ii) all recording fees, documentary transfer taxes, deed stamps and state, county and any city transfer taxes (if any), and (iii) one-half (1/2) of the escrow fee. For purposes of this Agreement and each of the documents executed in connection herewith, “Title Curative Endorsements” shall specifically mean and be limited to any title endorsements Seller elects to obtain pursuant to Section 4 to resolve Disapproved Exceptions.

(b) Purchaser’s Closing Costs. Purchaser shall pay (i) all administrative costs and expenses incurred in connection with the issuance of the Excel Shares (provided, however, that Purchaser shall not be responsible for any of Seller’s income or other taxes associated with the issuance of the Excel Shares), to the extent that Purchaser elects to pay a portion of the Purchase Price in the form of the Excel Shares in accordance with the provisions of Section 3(d), (ii) any additional title insurance premium payable in connection with any lender’s policy of title insurance or any additional or extended title coverage (including, without limitation, that portion of the premium for the Title Policy equal to the amount in excess of an LTAA standard coverage owner’s policy), (iii) the costs of the Updated Survey, if any, (iv) the cost of any title endorsements which are not Title Curative Endorsements, and (v) one-half (1/2) of the escrow fee. Each party shall bear the expense of its own counsel and consultants.

(c) Cancellation Fees. If the sale of the Property contemplated hereunder does not occur because of a default on the part of Purchaser, all escrow and title cancellation fees with respect to the Property shall be paid by Purchaser. If the sale of the Property does not occur because of a default on the part of Seller, all escrow and title cancellation fees shall be paid by Seller. If the sale of the Property does not occur for reasons other than a default by Seller or Purchaser, then Seller and Purchaser each shall pay fifty percent (50%) of any escrow and title cancellation fees.

18. RISK OF LOSS; TAKING.

(a) Material Damage. If prior to the Closing, the Property is materially damaged (as defined in Section 18(d)), Purchaser shall have the right, exercisable by giving written notice to Seller within five (5) Business Days after receiving written notice of such damage or destruction (but in any event prior to the Closing), either (i) to terminate this Agreement, in which case neither party shall have any further rights or obligations hereunder (except with respect to rights and obligations herein which expressly survive termination of this Agreement), and any money (including, without limitation, the Deposit) or documents in the Escrow shall be returned to the party depositing the same and Purchaser and Seller shall each be responsible for fifty percent (50%) of any title or escrow cancellation fees, or (ii) to accept the Property in its then condition, without a reduction in the Purchase Price (except for a credit for the insurance deductible), and to proceed with the Closing and to receive an assignment of all of Seller’s rights to any insurance proceeds payable by reason of such damage or destruction and a credit at Closing (with the exception of any damage caused by earthquake) for any deductible under Seller’s insurance policies. Purchaser’s failure within such five (5) Business Day period to deliver a written notice electing to proceed under either clause (i) or (ii) above shall be deemed to be Purchaser’s election to proceed under clause (i) above. If Purchaser elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such proceeds without Purchaser’s prior written consent (not to be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary herein, if the event causing material damage occurs within five (5) Business Days prior to the Outside Closing Date, the Outside Closing Date shall be extended for the number of days necessary for Purchaser to have five (5) Business Days after the receipt of notice of such damage to elect to proceed under either clause (i) or (ii) above.

(b) Material Condemnation. If prior to the Closing, all or any material portion (as defined in Section 18(d)), of the Property is subject to a “taking” (as defined below), Purchaser shall have the right, exercisable by giving written notice to Seller within five (5) Business Days after receiving written notice of such taking (but in any event prior to the Closing), either (i) to terminate this Agreement, in which case neither party shall have any further rights or obligations hereunder (except with respect to rights and obligations herein which expressly survive termination of this Agreement), and any money (including, without limitation, the Deposit) or documents in the Escrow shall be returned to the party depositing the same, and Purchaser and Seller shall each be responsible for fifty percent (50%) of any title or escrow cancellation fee, or (ii) to accept the Property in its then condition, without a reduction in the Purchase Price, and to proceed with the Closing and to receive an assignment of all of Seller’s rights to any condemnation award payable by reason of such taking. Purchase’s failure within such 5-Business Day period to deliver a written notice electing to proceed under either clause (i) or (ii) above shall be deemed to be Purchaser’s election to proceed under clause (i) above. If Purchaser elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such award without Purchaser’s prior written consent (not to be unreasonably withheld, conditioned or delayed). As used in this Section 18, “taking” means any transfer of the Property or any portion thereof or interest therein to a governmental entity or other party with appropriate authority, by exercise of the power of eminent domain. Notwithstanding anything to the contrary herein, if notice of the material taking is received within five (5) Business Days prior to the Outside Closing Date, the Outside Closing Date shall be extended for the number of days necessary for Purchaser to have five (5) Business Days after the receipt of notice of such taking to elect to proceed under either clause (i) or (ii) above.

(c) Non-Material Damage or Condemnation. If, prior to the Closing, any non-material portion of the Property is damaged or subject to a taking, Purchaser shall accept the Property in its then condition and proceed with the Closing, in which case Purchaser shall be entitled to an assignment of all of Seller’s rights to any insurance proceeds, or any award in connection with such taking, as the case may be. If the damage to the Property is covered by Seller’s insurance (with the exception of any earthquake insurance), Seller shall also credit Purchaser at Closing for the amount of any deductible applicable to the loss. In the event of any such non-material damage or taking occurs, Seller shall not compromise, settle or adjust any claims to such insurance proceeds or such award, as the case may be, without Purchaser’s prior written consent (not to be unreasonably withheld, conditioned or delayed).

(d) Material Defined. For the purpose of this Section 18, damage to the Property shall be deemed to be “material”, or involve a material portion, if (i) the cost of restoration or repair of such damage (other than earthquake damage) or the amount of the condemnation award with respect to such taking exceeds Five Hundred Thousand and No/Dollars ($500,000.00) or, in the case of earthquake, the damage exceeds Fifty Thousand and No/Dollars ($50,000.00), or (ii) such damage would permit any Major Tenant to terminate its Lease.

(e) Notification. Seller agrees to give Purchaser written notice of any taking, damage or destruction of any portion of the Property within two (2) Business Days after Seller obtains knowledge thereof.

19. DEFAULT.

(a) Seller Default. If Seller fails to close the purchase of the Property due to a Seller default, Purchaser may, as its sole and exclusive remedy hereunder, elect one of the following remedies, at Purchaser’s sole election: (i) terminate this Agreement by written notice to Seller and Escrow Company, and upon receipt of such notice of termination, Escrow Company shall promptly refund the Deposit to Purchaser and Seller shall reimburse Purchaser for its reasonable out-of-pocket costs up to a maximum amount of Fifty Thousand and No/100 Dollars ($50,000.00), provided, however, Seller shall have a period of thirty (30) days after written default notice from Purchaser (or after one hundred twenty (120) days if Seller diligently commences to cure such default, but such default is not reasonably curable within thirty (30) days) to cure such default (in which event, the Outside Closing Date shall be extended as necessary to accommodate such thirty (30) or one hundred twenty (120) day period, as applicable); or (ii) commence an action or proceeding for specific performance, which action for specific performance must be brought, if at all, within ninety (90) days after the Outside Closing Date.

(b) Purchaser Default. IF AFTER THE EXPIRATION OF THE DUE DILIGENCE PERIOD, PURCHASER FAILS TO CLOSE THE PURCHASE OF THE PROPERTY FOR ANY REASON OTHER THAN SELLER’S DEFAULT, A FAILURE OF A PURCHASER’S CONDITION PRECEDENT OR AS EXPRESSLY PROVIDED IN SECTION 18 HEREOF, SELLER’S SOLE AND EXCLUSIVE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE FROM ESCROW COMPANY THE DEPOSIT AS LIQUIDATED DAMAGES. THE PARTIES HERETO EXPRESSLY AGREE AND ACKNOWLEDGE THAT SELLER’S ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY PURCHASER WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO ASCERTAIN AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE EXECUTION DATE THE AMOUNT OF THE DEPOSIT REPRESENTS THE PARTIES’ REASONABLE ESTIMATE OF SUCH DAMAGES. THIS SECTION 19(b) WILL NOT LIMIT SELLER’S RIGHT TO RECEIVE REIMBURSEMENT OF REASONABLE ATTORNEYS’ FEES OR COSTS, NOR WAIVE OR AFFECT PURCHASER’S INDEMNITY OBLIGATIONS AND SELLER’S

RIGHTS TO THOSE INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT. THE PAYMENT OF THE DEPOSIT TO SELLER AS LIQUIDATED DAMAGES IS NOT INTENDED TO BE A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER.

SELLER’S INITIALS:              PURCHASER’S INITIALS:

20. BROKER’S COMMISSION.

(a) Purchaser Representation. Purchaser represents and warrants to Seller that no brokerage commission, finder’s fee or other compensation is due or payable with respect to the transactions contemplated herein arising from Purchaser’s actions or omissions other than a brokerage commission due to Lucescu Realty, which shall be paid by Seller (as described in Section 20(b)). Purchaser hereby agrees to indemnify, defend, and hold the Seller Parties harmless from and against any losses, damages, costs and expenses (including, but not limited to, reasonable attorneys’ fees and costs) incurred by Seller by reason of any breach or inaccuracy of Purchaser’s representations, warranties and covenants contained in this Section 20(a).

(b) Seller Representation. Seller represents and warrants to Purchaser that no brokerage commission, finder’s fee or other compensation is due or payable with respect to the transactions contemplated herein arising from Seller’s actions or omissions, other than a brokerage commission due to Lucescu Realty, which shall be paid by Seller pursuant to a separate agreement. Seller hereby agrees to indemnify, defend, and hold the Purchaser harmless from and against any losses, damages, costs and expenses (including, but not limited to, attorneys’ fees and costs) incurred by Purchaser by reason of any breach or inaccuracy of the representations and warranties contained in this Section 20(b) or Seller’s failure to pay Lucescu Realty.

(c) Survival. The provisions of this Section 20 shall survive the Closing or termination of this Agreement.

21. ESCROW.

(a) Instructions. Within two (2) Business Days after the Execution Date, Purchaser and Seller each shall deposit a copy of this Agreement executed by such party (or either of them shall deposit a copy executed by both Purchaser and Seller) with the Escrow Company. This Agreement, together with such further instructions, if any, as the parties shall provide to the Escrow Company by written agreement, shall constitute the escrow instructions. If any requirements relating to the duties or obligations of the Escrow Company hereunder are not acceptable to the Escrow Company, or if the Escrow Company requires additional instructions, the parties hereto agree to make such deletions, substitutions and additions hereto as Purchaser and Seller shall mutually approve, which additional instructions shall not substantially alter the terms of this Agreement unless otherwise expressly provided therein.

(b) Deposits into Escrow. Seller shall make its deposits into escrow in accordance with Section 13. Purchaser shall make its deposits into escrow in accordance with Section 14. The Escrow Company is hereby authorized to close the escrow only if and when: (i) the Escrow Company has received all items to be delivered by Seller and Purchaser into escrow with the Escrow Company pursuant to Sections 13 and 14; and (ii) the Title Company can and will issue the Title Policy concurrently with the Closing.

(c) Close of Escrow. Concurrently with the Closing, the Escrow Company shall:

(i) Deliver to Purchaser: (1) the Special Warranty Deed, the Assignment of Leases, and the Assignment of Operating Agreements by causing such documents to be recorded in such exact order in the Official Records of the Office of the County Recorder of where the Property is located; and immediately upon recording, delivering to Purchaser a conformed copy of each of such documents; (2) the Bill of Sale; (3) the General Assignment; (4) the Certificate of Non-Foreign Status; (5) the Title Policy; (6) any funds deposited by Purchaser, and any interest earned thereon, in excess of the amount required to be paid by Purchaser hereunder; and (7) any other items delivered to the Escrow Company for the account of Purchaser pursuant to Section 13.

(ii) Deliver to Seller: (1) the Purchase Price, after satisfying the closing costs, prorations and adjustments to be paid by Seller pursuant to Sections 15 and 17 hereof; (2) the Bill of Sale; (3) the General Assignment; (4) conformed, recorded copies of the Special Warranty Deed, the Assignment of Leases and the Assignment of Operating Agreements; (5) a copy of the Title Policy; (6) the Excel Shares, if any (unless Purchaser and Seller agree to the issuance of the Closing Shares direct and outside of Escrow); and (7) any other items delivered to the Escrow Company for the account of Seller pursuant to Section 14.

(d) Real Estate Reporting Person. The Escrow Company is hereby designated the “real estate reporting person” for purposes of Section 6045 of Title 26 of the United States Code and Treasury Regulation 1.6045-4 and any instructions or settlement statement prepared by the Escrow Company shall so provide. Upon the consummation of the transaction contemplated by this Agreement, the Escrow Company shall file the Form 1099 information return and send the statement to Seller as required under the aforementioned statute and regulation.

22. MISCELLANEOUS.

(a) Authority. Each of Purchaser and Seller hereby represents that the individuals and entity(ies) executing this Agreement hereby represents and warrants that he, she or it on behalf of Purchaser and Seller, respectively, has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Agreement to the terms hereof.

(b) Entire Agreement. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to the matters contained in this Agreement including that certain unexecuted letter of intent dated September 26, 2011 presented by Seller to Purchaser.

(c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Agreement attached thereto. Facsimile and/or electronic signatures shall have the same force and effect as original signatures.

(d) Time of Essence. Time is of the essence in the performance of and compliance with each of the provisions and conditions of this Agreement. All times provided in this Agreement for the performance of any act shall be strictly construed.

(e) Notices. All notices provided for herein may be telecopied (with machine verification of receipt), sent by Federal Express or other overnight courier service, personally delivered or mailed registered or certified mail, return receipt requested. If a notice is sent by telecopy, it shall be deemed given when transmission is complete if (i) a confirmation of successful transmission is contemporaneously printed by the transmitting telecopy machine and (ii) a copy of the notice is sent to the recipient through the United States Postal Service (or by overnight courier service) within two (2) Business Days following the date of telecopy transmission. If a notice is personally delivered, sent by overnight courier service or sent by registered or certified mail, it shall be deemed given upon receipt or refusal of delivery. The address to be used in connection with notices are the following, or such other address as a party shall from time to time direct by notice given in accordance with this Section 22(e):

Seller:
Levine Investments Limited Partnership
1702 East Highland
Suite 310
Phoenix, Arizona 85016
Attention: Andrew M. Cohn
Fax No. 602- 248-0874

With a copy to:
Mariscal, Weeks, McIntyre & Friedlander, P.A.
2901 North Central Avenue
Suite 200
Phoenix, Arizona 85012
Attention : David L. Lansky, Esq.
Fax No. 602-285-5100

Purchaser:
Excel Trust, L.P.
801 North 500 West
Suite 201
West Bountiful, Utah 84010
Attention: Mark T. Burton
Fax No. 801-294-7479

With a copy to:
Excel Trust, L.P.
17140 Bernardo Center Drive
Suite 300
San Diego, California 92128
	Attention:	Mr. Gary Sabin and
S. Eric Ottesen, Esq.
Fax No. 858-487-9890

With a copy to:
Van A. Tengberg, Esq.
Foley & Lardner, LLP
402 West Broadway
Suite 2100
San Diego, California 92101
Fax No. 619-234-3510

Escrow Company:
Thomas Title & Escrow, L.L.C.
Promenade Corporate Center
16435 North Scottsdale Road, Suite 405
Scottsdale, Arizona 85254
Attention: Diane Carpenter
Fax No. 480-383-6792
Escrow No. L111019

(f) Further Assurances. The parties agree to execute such instructions to the Escrow Company and such other instruments and to do such further acts as may be reasonably necessary to carry out the provisions of this Agreement. The provisions of this subparagraph shall survive the Closing.

(g) No Representations. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressly set forth herein.

(h) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid under applicable law, but, if any provision of this Agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provision had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this Agreement.

(i) Construction. The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto. Section headings of this Agreement are solely for convenience of reference and shall not govern the interpretation of any of the provisions of this Agreement. References to “Sections” are to Sections of this Agreement, unless otherwise specifically provided. All references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (ii) in the singular or plural shall be deemed to have been made in all such genders, and (iii) in the singular or plural shall be deemed to have been made, respectively, in the plural or singular as well.

(j) Attorneys’ Fees. If any action is brought by either party against the other party for the enforcement of this Agreement or any document or instrument delivered pursuant hereto, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action or any appeal thereof. For purposes of this Agreement, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include expert witness fees, printing, duplicating and other expenses, delivery charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney.

(k) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and to their respective transferees, successors, and assigns; provided, however, subject to Section 22(t), neither this Agreement nor any of the rights or obligations of Seller or Purchaser hereunder shall be transferred or assigned by Seller or Purchaser without the prior written consent of the non-assigning party (which may be granted or withheld in such party’s sole discretion). Notwithstanding the foregoing, Purchaser shall have the right to assign this Agreement without Seller’s consent (but only after written notice to Seller) to a newly formed limited liability company or limited partnership owned by Purchaser at any time at least five (5) days prior to the scheduled Outside Closing Date; provided, however no such assignment shall release Purchaser from any of its obligations under this Agreement or delay the Closing.

(l) Exhibits. Exhibits A through R, inclusive attached hereto are incorporated herein by this reference.

(m) Relationship. Notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed or construed to make the parties hereto partners or joint ventures, or to render either party liable for any of the debts or obligations of the other, it being the intention of the parties to merely create the relationship of Seller and Purchaser with respect to the Property to be conveyed as contemplated hereby.

(n) No Recordation. Neither this Agreement nor any memorandum or short form hereof shall be recorded or filed in the public land or other public records of any jurisdiction by either party and any attempt to do so shall constitute a breach of this Agreement.

(o) No Third Party Beneficiaries. Seller and Purchaser agree that it is their specific intent that no broker or any other third party shall be a party to or a third party beneficiary of this Agreement or the escrow; and further that the consent of a broker or other third party shall not be necessary to any agreement, amendment, or document with respect to the transaction contemplated by this Agreement.

(p) No Waiver. No waiver hereunder by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

(q) Amendment. Any waiver, amendment, modification, consent or acquiescence with respect to any provision of this Agreement shall be set forth in writing and duly executed by the party to be bound thereby.

(r) Expenses. Except as expressly provided herein, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

(s) Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement or in any exhibits attached hereto or in any documents executed in connection herewith or delivered at Closing (collectively, including this Agreement, said exhibits and any such documents, the “Purchase Documents”), it is expressly understood and agreed by and between the parties hereto that after the Closing: (i) the recourse of Purchaser or its successors or assigns against Seller or any of the Seller Parties with respect to the alleged breach by or on the part of Seller or any of the Seller Parties of any representation, warranty, covenant, undertaking, indemnity or agreement contained in any of the Purchase Documents, including any Seller Certificate (collectively, “Seller’s Undertakings”) shall be limited to an amount not to exceed Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00) (but at such time as Purchaser is required and actually does increase its Deposit to Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) as required in Section 3(a) above, then Seller’s and the Seller Parties’ liability shall be increased to Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00)) in the aggregate, of all recourse of Purchaser under the Purchase Documents; (ii) neither Purchaser nor any of its successors or assigns shall have any recourse against Seller or any of the Seller Parties with respect to the Seller’s Undertakings unless the aggregate amount of all actual damages suffered by Purchaser or its successors and assigns (net of any insurance proceeds received by such party or parties) exceeds Fifty Thousand and No/100 Dollars ($50,000.00) and then in such event, Seller shall only be responsible for the amount up to Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00) or Seven Hundred Fifty-Thousand and No/100 Dollars ($750,000.00), as the case may be, and (iii) no personal liability or personal responsibility of any sort with respect to any of Seller’s Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Seller or any of the Seller Parties except with respect to Seller and then subject to the limitations in clauses (i) and (ii) above. This Section 22(s) shall in no way limit Purchaser’s right to pursue specific performance pursuant to Section 19(a) and shall not limit Seller’s liability to Purchaser in connection with the post-Closing reconciliation described in Paragraphs (b) and (d) of Exhibit O, nor shall it limit Seller’s indemnity obligations pursuant to Section 2 of Exhibits J, I and K.

(t) 1031 Exchange. Seller and/or Purchaser may desire to effect a tax-deferred like kind exchange (including without limitation in the case of Purchaser a so-called reverse 1031 tax deferred exchange) with respect to its sale or purchase, respectively, of the Property (in either case “Exchange”) pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”) and any similar provisions of state or local law. If either party elects to effect an Exchange (the “Exchangor”), then, subject to the terms and provisions of this Section, the other party (the “Non-Exchangor”) shall reasonably cooperate with the Exchangor in effecting the Exchange; provided, however, in no event shall the Non-Exchangor be required to incur any material delays, expenses or risk of ownership, title or conveyance in connection with such cooperation. The Exchange will be structured by the Exchangor at its sole cost and

32

expense such that the Non-Exchangor will have no obligation to acquire or enter into the chain of title to any property other than the Property. The Non-Exchangor’s sole obligation in connection with the Exchange shall be to review and execute certain customary documentation reasonably acceptable to the Non-Exchangor necessary to effectuate the Exchange in accordance with the foregoing and the applicable rules governing such exchanges. The Non-Exchangor shall not by this Agreement or acquiescence to the Exchange have its rights under this Agreement modified or diminished in any material manner or be responsible for compliance with or be deemed to have warranted to the Exchangor that the Exchange in fact complies with Section 1031 of the Code. The Non-Exchangor shall have the right to review and approve any documents to be executed by the Non-Exchangor in connection with the Exchange; provided, such approval shall not be unreasonably withheld, conditioned or delayed. The Non-Exchangor shall have no obligation to execute any documents or to undertake any action by which the Non-Exchangor would or might incur any material liability or obligation not otherwise provided for in the other provisions of this Agreement. Neither the conveyance of title to the Property by the Exchangor’s designated intermediary or Qualified Exchange Accommodation Titleholder (if applicable) nor the Exchange shall amend or modify the representations, warranties and covenants of the Exchangor to the Non-Exchangor under this Agreement or the survival thereof pursuant to this Agreement in any material respect nor shall any such conveyance or Exchange result in a release of the Exchangor with respect to such representations, warranties and/or covenants. At the Exchangor’s election, the Special Warranty Deed and all closing documents with respect to the Property shall run directly between the Non-Exchangor and either the Exchangor or the Exchangor’s designated intermediary or Qualified Exchange Accommodation Titleholder. The Closing shall not be extended as a result of the Exchange. The Exchangor shall indemnify and hold the Non-Exchangor harmless from and against any and all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees but excluding costs incurred to review the exchange documents) arising from the Exchange (other than what would have been applicable under this Agreement without the Exchange) which indemnification agreement shall expressly survive the Closing. The Exchangor further acknowledges that the Exchange is at the request and initiation of the Exchangor, and the Non-Exchangor in no manner, expressly or implicitly, participated in or offered tax advice or planning to or for the benefit of the Exchangor. The Exchangor is relying solely upon the advice and counsel of professionals of the Exchangor’s choice in structuring, executing and consummating the Exchange.

(u) Survival of Covenants, Agreements, Representations and Warranties. Except as set forth in Section 6, all covenants, agreements, representations and warranties set forth in this Agreement shall survive the Closing and shall not merge into the Special Warranty Deed or other instrument executed or delivered in connection with the transaction contemplated hereby.

(v) Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF ARIZONA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(w) VENUE. PURCHASER AND SELLER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE

33

JURISDICTION OF THE SUPERIOR COURT OF MARICOPA COUNTY, ARIZONA (OR IF THE REQUISITES OF JURISDICTION OBTAIN, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA SITTING IN MARICOPA COUNTY, ARIZONA) IN CONNECTION WITH ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG PURCHASER AND SELLER ARISING OUT OF OR IN ANY WAY RELATED TO THE PROPERTY, THIS DOCUMENT OR ANY OTHER AGREEMENTS, DOCUMENTS OR INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH OR OTHERWISE RELATING TO THE PROPERTY. IN THIS REGARD, THE EXCLUSIVE VENUE OF ANY SUCH DISPUTE SHALL BE IN MARICOPA COUNTY, ARIZONA. PURCHASER AND SELLER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY DEFENSE OF FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE IN MARICOPA COUNTY, ARIZONA.

(x) JURY WAIVER. PURCHASER AND SELLER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG PURCHASER AND SELLER ARISING OUT OF OR IN ANY WAY RELATED TO THE PROPERTY, THIS DOCUMENT OR ANY OTHER AGREEMENTS, DOCUMENTS OR INSTRUMENTS EXECUTED OR DELIVERED IN CONNECTION WITH, OR OTHERWISE RELATING TO, THE PROPERTY (TOGETHER WITH THIS AGREEMENT, THE “RELATED DOCUMENTS”). THIS PROVISION IS A MATERIAL INDUCEMENT TO SELLER EXECUTING THIS AGREEMENT AND ANY OTHER RELATED DOCUMENTS.

23. SEC INFORMATION.

For the period of time commencing on the Effective Date and continuing through the second (2nd) anniversary of the Closing Date, upon Purchaser’s written request, Seller shall make Seller’s books and records available to Purchaser for inspection, copying and audit by Purchaser’s designated Accountants, at Purchaser’s expense, to enable or assist Purchaser and/or its affiliates, or their successors and assigns, to make any necessary or appropriate filings, if, as and when such filing may be required by the SEC and/or any other Governmental Agencies or otherwise by applicable law, as more fully set forth below.

(a) Seller Entity Requirements. For a minimum of thirteen (13) months following the Closing, neither of the Sellers shall dissolve or liquidate and each of the Sellers shall remain an active entity in good standing in the State of Arizona.

(b) Seller’s Books and Records. For the period of time commencing on the Effective Date and continuing through the second (2nd) anniversary of the Closing Date, Seller shall, from time to time, upon reasonable advance written notice from Purchaser, provide Purchaser and its representatives, agents and employees with access to all financial and other information pertaining to the period of Seller’s ownership and operation of the Property, which information is relevant and reasonably necessary, in the opinion of the Accountants of Purchaser,

34

to enable Purchaser and its Accountants to prepare financial statements in compliance with any or all of (i) Rule 3-14 of Regulation S-X of the SEC; (ii) any other rule issued by the SEC and applicable to Purchaser and/or its affiliates; and (iii) any registration statement, report or disclosure statement filed with the SEC by or on behalf of Purchaser and/or its affiliates. Seller acknowledges and agrees that set forth below is a representative description of the information and documentation that Excel and the Accountants may require in order to comply with (i), (ii) and (iii) above. Seller further acknowledges and agrees that, although the following description of information that may be requested by Purchaser from time to time, Seller shall reasonably cooperate with Purchaser and provide any other information that may be required to be delivered by Purchaser to the Accountants, the SEC and/or any other Governmental Agencies:

(i) General.

(1) List of related parties to Seller who/that have a relationship to the Property and the nature of that relationship.

(2) Summary of ongoing litigation relating to the Property, including a description of the issues and range of exposure, if any, as of the date of sale of the Property.

(3) Narrative(s) to describe control environment of the Seller for recording of revenues, expenses and real estate assets.

(4) Accountants to have fraud discussion with Seller’s CFO or Controller. CFO or Controller to describe and outline control processes in place to mitigate against fraud (through fraudulent financial reporting, misappropriation of assets or otherwise).

(5) Make appropriate accounting personnel of Seller available to Accountants in connection with the financial and accounting information to be provided by Seller pursuant to this Section 23.

(ii) Financial Reporting Information.

(1) Monthly income statements and year-to-date totals for the Property for the calendar years ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date. Seller will also provide Purchaser any additional requested information to allow Purchaser to convert income statements to GAAP from a cash basis.

(2) Balance sheets for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(3) Trial balances and General Ledger that roll up into the financial statements described in subsections ii (1) and ii (2) above.

(4) Detailed list of items capitalized during the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date, which should tie to the General Ledgers.

35

(5) Back up information that Accountants may request in connection with any cash receipts and/or payments made in connection with the Property to test the General Ledger.

(iii) Real Estate Assets.

(1) Real estate assets roll-forward by General Ledger account for all land and improvements, building and improvements, tenant/leasehold improvements, and any other capitalized costs to the real estate property for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(2) Detail of all the additions that reconciles to the additions per the roll-forward.

(3) Current capitalization and disposal policy for real estate assets as employed by Seller.

(iv) Accounts Payable and Accrued Expenses.

(1) Detail of Accounts Payable aging reconciled to the General Ledger for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(2) Check register for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date, which should tie to the General Ledger.

(3) Detailed schedule of accrued expenses for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date, which should tie to the General Ledger.

(v) Revenues.

(1) Rent roll schedule for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date, which should tie to the General Ledger.

(2) FAS 13 (straight-lining of rents) schedule for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(3) Schedule of reimbursement income (expense reimbursement by tenant and support for calculation), which should tie to the General Ledger.

(4) To the extent not previously provided to Purchaser, copies of leases with all tenants, including copies of all certificates of commencement date.

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(vi) Expenses.

(1) Expense account detail for accounts selected by the requesting Accountants and support for certain expense charges also selected by such Accountants for the Property for the annual periods ending December 31, 2008, December 31, 2009 and through the Closing Date.

(2) Calculation of management fees, together with a copy of the underlying management agreement, for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(3) Copies of all real and personal property tax bills (including supplementals) to support property tax expense recorded to the General Ledger for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(4) Copies of all insurance bills to support insurance expense recorded to the General Ledger for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(5) A list of any cash receipts from and/or payments made to Seller’s affiliates.

(c) Survival. The covenants and agreements set forth in this Section 23 shall survive the Closing for a period of two (2) years.

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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the Execution Date.

SELLER:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, Inc., an Arizona corporation
Its:	General Partner

	By:	/s/ William S. Levine
	Name:	William S. Levine
	Its:	Chairman

PURCHASER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation
Its:	General Partner

	By:	/s/ S. Eric Ottesen
Name: S. Eric Ottesen, Esq.
Its: Senior Vice President and General Counsel

38

ESCROW COMPANY

ESCROW COMPANY, by its execution below, hereby accepts (as of the date first above written) the foregoing Agreement, agrees to act as Escrow Company under this Agreement in strict accordance with its terms, and shall provide Purchaser and Seller with an “insured closing letter” from the Title Company.

THOMAS TITLE & ESCROW, L.L.C.

By:	/s/ Diane Carpenter
Name:	Diane Carpenter
Its:	Executive VP
Date:	10/26/11

39

EXHIBIT A

LEGAL DESCRIPTION OF THE LAND

Lots 7 and 9, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

A-1

EXHIBIT B

SCHEDULE OF LEASES

AAD: FITCH

Lease dated November 17, 2006

Memorandum of Commencement Date, undated

Addendum to Office Lease Agreement, undated

Estoppel Certificate dated April 26, 2007

SNDA dated August 31, 2007

Tenant’s Consent and Subordination dated February 18, 2009

First Amendment to Lease dated January 25, 2011

ABBOT LABORATORIES

Lease dated June 28, 2005

Memorandum of Commencement date, undated

Estoppel Certificate dated April 26, 2007

First Amendment to Lease dated January 30, 2006

Second Amendment to Lease dated September 29, 2010

APEX SYSTEMS

Lease dated January 29, 2007

First Amendment to Lease dated May 5, 2007

Estoppel Certificate dated May 5, 2007

AUTUS ASSET MANAGEMENT

Lease dated February 27, 2008

Memorandum of Commencement Date, dated February 27, 2008

First Amendment to Lease dated June 30, 2009

Second Amendment to Lease dated November 1, 2010.

BRIDGELIGHT CAPITAL

Lease dated November 9, 2010

BUCHLATER NEMER

Lease dated March 19, 2007

Estoppel Certificate dated May 2, 2007

First Amendment dated December 1, 2010

CADTEL SYSTEMS

Lease dated December 9, 2008

Memorandum of Commencement Date dated July 13, 2009

First Amendment to Lease dated June 23, 2011

DAIICHI SANKYO INC

Lease dated June 20, 2005

Memorandum of Commencement Date, undated

First Amendment dated January 28, 2008

Memorandum of Commencement Date, dated August 5, 2008

Second Amendment dated June 9, 2008

DIAGEO NORTH AMERICA

Lease dated July 12, 2006

Memorandum of Commencement Date, undated

Estoppel Certificate dated April 17, 2007

First Amendment dated June 3, 2009

FIDELITY NATIONAL TITLE

Lease dated October 6, 2010

Memorandum of Commencement Date, dated March 7, 2011

HEALTHCARE TRUST

Lease dated January 28, 2010

First Amendment dated June 4, 2010

Memorandum of Commencement Date, dated September 13, 2010

HOME NATIONAL BANK

Lease dated April 13, 2005

Estoppel Certificate dated April 20, 2007

FDIC takeover letter dated December 2, 2010

HOMEOWNERS FINANCIAL

Lease dated April 7, 2005

Memorandum of Commencement Date, undated

Estoppel Certificate dated April 18, 2007

License Agreement dated January 29, 2010

First Amendment dated August 27, 2010

Second Amendment dated March 17, 2011

HYMSON GOLDSTEIN & PANTILIAT

Lease dated June 9, 2011

HYPERION FINANCIAL GROUP

Lease dated December 2, 2008

Memorandum of Commencement Date, dated December 2, 2008

CLARK HILL

Lease dated March 30, 2004

Memorandum of Commencement Date, undated

First Amendment dated January 20, 2006

Second Amendment to Lease dated March 13, 2006

Estoppel Certificate dated April 14, 2007

Consent to Assignment dated December 11, 2008

Third Amendment to Lease dated June 24, 2009

Fourth Amendment to Lease dated June 8, 2010

LCA VISION

Lease dated June 28, 2005

Memorandum of Commencement Date, undated

First Amendment dated January 5, 2009

Second Amendment dated January 1, 2009

McDOWELL SONORAN LAND CONSERVATORY

Lease dated May 30, 2006

Estoppel Certificate dated April 19, 2007

First Amendment to Lease dated March 31, 2008

License Agreement dated January 28, 2009

McGUIRE PERFORMANCE SOLUTIONS

Lease dated June 18, 2008

Memorandum of Commencement Date dated August 28, 2008

First Amendment to Lease dated March 17, 2011

MERIDIAN BANK

Lease dated August 15, 2008

ATM License Agreement dated August 15, 2008

First Amendment dated March 10, 2009

Memorandum of Commencement Date dated April 10, 2009

License Agreement dated November 10, 2009

Legal notice address change letter dated January 18, 2010

Second Amendment to Lease dated February 26, 2010

Third Amendment to Lease dated April 14, 2010

NETVEST FINANCIAL

Lease dated July 28, 2006

Memorandum of Commencement Date, undated

First Amendment dated april 12, 2007

Estoppel Certificate dated April 17, 2007

INTELLIGENT CAPITALWORKS

Lease dated August 23, 2010

Memorandum of Commencement Date, undated

RICHMOND AMERICAN HOMES

Lease dated March 15, 2005

Letter re: Plans dated May 10, 2005

Memorandum of Commencement Date, undated

First Amendment dated May 7, 2008

Second Amendment to Lease dated July 31, 2008

Estoppel Certificate dated April 25, 2007

SNDA dated September 17, 2007

Third Amendment dated July 31, 2009

Fourth Amendment dated August 9, 2010

SANOFI-AVENTIS US

Lease dated August 30, 2005

Nondisturbance and Attornment Agreement dated September 12, 2005

Assignment and Assumption of Leases dated December 31, 2005

Commencement Date Certificate dated September 7, 2006

First Amendment dated June 15, 2011

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

Lease dates October     , 2011 – PENDING

THOMAS TITLE

Lease dated June 17, 2009

License Agreement dated September 10, 2009

Memorandum of Commencement Date dated November 2, 2009

TRILOGY FINANCIAL

Lease dated September 1, 2010

UNCORKED

Lease dated January 24, 2005

Certificate of Confirmation, undated

First Amendment to Lease dated April 29, 2005

Estoppel Certificate dated April 15, 2007

First Amendment to Lease dated June 30, 2010

OPPENHEIMER & CO

Lease dated October 3, 2005

Memorandum of Commencement Date, undated

SNDA dated October 7, 2005

Estoppel Certificate dated April 18, 2007

First Amendment dated February 28, 2011

RESOURCES GLOBAL

Lease dated May 17, 2010

Memorandum of Commencement Date, dated October 21, 2010

WELLS FARGO

Lease dated September 27, 2006

Memorandum of Commencement Date, undated

Tenant Estoppel Certificate dated May 1, 2007

First Amendment dated May 10, 2007

WESTERN NATIONAL BANK

Lease dated February 7, 2007

Office Sublease Agreement dated April 24, 2007

Landlord Consent to Sublease dated April 27, 2007

Estoppel Certificate dated April 27, 2007

Memorandum of Commencement Date dated August 7, 2007

License Agreement dated November 7, 2007

First Amendment dated May 21, 2008

Second Amendment dated April 14, 2010

EXHIBIT C

EXCLUDED PROPERTY

All trademarks, insignia, and other intellectual property of Seller and its Affiliates except for (i) Promenade Corporate Center, The Promenade and The Promenade at Frank Lloyd Wright Boulevard, and (ii) all trademarks, logos and other intellectual property associated with Promenade Corporate Center, The Promenade and The Promenade at Frank Lloyd Wright Boulevard

C-1

EXHIBIT D

SCHEDULE OF TRADE NAMES

Promenade Corporate Center, The Promenade and The Promenade at Frank Lloyd Wright Boulevard and all trademarks, logos and other intellectual property associated with Promenade Corporate Center, The Promenade and The Promenade at Frank Lloyd Wright Boulevard

D-1

EXHIBIT E

SCHEDULE OF CONTRACTS

Vendor Name	Service	Date of Contract	Cancellation Notice
Koala Tee	Janitorial	12/1/2010	30 day
Kone	Elevator maintenance	3/15/2011	30 day with penalty
Sierra Fire	Panel Monitoring	9/11/2006	30 day
Cox Communications	Cable service and telephone service	4/26/2010	30 day
Ikon	Copier rental and service	11/21/2010	None
Reidy Metal	Metal Maintenance	9/10/2010	30 day
Ampco System Parking	Parking garage maintenance, collections	2/1/2004	30 day
Waste Management	Trash/recycling	1/1/2010	M-T-M
A Professional Image	After hours phone service	1/1/2011	MTM
EcoLabs	Pest Control	3/2/2011	30 Day

E-1

EXHIBIT F

SCHEDULE OF OPERATING AGREEMENTS

1. Amended and Restated Declaration of Covenants and Easements dated as of March 15, 1999 executed by Pederson/BVT Promenade Associates and SL-RH Arizona, LLC, recorded March 15, 1999 in the official records of Maricopa County, Arizona as Instrument No. 99-0245801, as amended by a First Amendment to Amended and Restated Declaration of Covenants and Easements dated September 29, 1999 and recorded September 29, 1999 in the official records of Maricopa County, Arizona as Instrument No. 99-0905378, as amended by a Second Amendment to Amended and Restated Declaration of Covenants and Easements dated as of October 31, 2005 and recorded on October 31, 2005 in the official records of Maricopa County, Arizona as Instrument No. 2005-1639970.

2. Supplemental Declaration of Covenants, Conditions and Restrictions dated October 31, 2005 executed by Pederson/BVT Promenade Associates and Pacific Promenade, LLC recorded October 31, 2005 in the official records of Maricopa County, Arizona as Instrument No. 2005-1639972, as amended by a First Amendment to Supplemental Declaration of Covenants, Conditions and Restrictions dated as of March 1, 2011 and recorded on March 10, 2011 in the official records of Maricopa County, Arizona as Instrument No. 2011-0211049.

F-1

EXHIBIT G

FORM OF SPECIAL WARRANTY DEED

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL

DEED AND TAX STATEMENTS TO:

SPECIAL WARRANTY DEED

FOR THE CONSIDERATION OF TEN DOLLARS, and other valuable consideration, receipt of which is hereby acknowledged, LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Grantor”), hereby grants and conveys to                         , that certain real property located in the County of Maricopa, State of Arizona and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Property”), together with all rights, privileges, easements and appurtenances held by Grantor appertaining to the Property, SUBJECT TO all matters of record and applicable laws. The Grantor hereby binds itself to warrant and defend the title as against all acts of the Grantor herein and no other.

IN WITNESS WHEREOF, Grantor has caused its duly authorized representative to execute this instrument as of the date hereinafter written.

DATED:                  , 20

GRANTOR:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, Inc., an Arizona corporation
Its:	General Partner

By:
Name:
Its:

ACKNOWLEDGMENT

STATE OF ARIZONA	)
)
COUNTY OF MARICOPA	)

On                      20    , before me,                                                       a Notary Public in and for said state, personally appeared                                                      , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[SEAL]

EXHIBIT A

(Description of the Property)

Lots 7 and 9, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT H

FORM OF BILL OF SALE

FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Seller”), does hereby transfer and assign to                      (“Purchaser”), all of its right, title and interest in and to the personal property and fixtures located at the property in the City of Scottsdale, County of Maricopa, State of Arizona described in Exhibit A attached hereto and incorporated herein by this reference, excluding, however, the Excluded Property as defined in that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011, as amended, by and between Seller and Purchaser or Purchaser’s predecessor in interest, which Excluded Property is identified in Exhibit B attached thereto.

EXCEPT AS EXPRESSLY CONTAINED IN THE PURCHASE AND SALE AGREEMENT, SUCH PERSONAL PROPERTY IS BEING TRANSFERRED ON AN “AS IS”, “WHERE IS”, “WITH ALL FAULTS” BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL PERSONAL PROPERTY TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

Dated:                     , 20    .

SELLER:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, Inc., an Arizona corporation
Its:	General Partner

By:
Name:
Its:

EXHIBIT A TO EXHIBIT H

LEGAL DESCRIPTION OF REAL PROPERTY

Lots 7 and 9, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT B TO EXHIBIT H

EXCLUDED PROPERTY

All trademarks, insignia, and other intellectual property of Seller and its Affiliates, except for (i) Promenade Corporate Center, The Promenade and The Promenade at Frank Lloyd Wright Boulevard, and (ii) all trademarks, logos and other intellectual property associated with Promenade Corporate Center, The Promenade and The Promenade at Frank Lloyd Wright Boulevard

EXHIBIT I

FORM OF GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (this “Assignment”) is made as of                      , 20     (“Effective Date”), by PACIFIC PROMENADE, LLC, an Arizona limited liability company (“Assignor”) for the benefit of                                                   (“Assignee”). This Assignment is made and entered into in accordance with the provisions of that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of October 25, 2011, as amended, between Assignor and Assignee or Purchaser’s predecessor in interest (the “Agreement”). Initially capitalized terms used in this Assignment without definition have the meaning given such terms in the Agreement.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor transfers and assigns unto Assignee all of Assignor’s right, title and interest in, to and under the following items relating to that certain real property located in City of Scottsdale, County of Maricopa, State of Arizona, and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Real Property”):

(a) the Contracts described on Exhibit B attached hereto;

(b) the Warranties;

I the Permits;

(d) plans, drawings, and specifications for the improvements located on the Real Property;

(e) any licenses, approvals, certificates, permits and claims (other than any claims against previous tenants of the Real Property, which claims are hereby reserved by Assignor); and

(f) the Trade Names.

Except for Excluded Property.

1. Assignee accepts the foregoing assignment and assumes any obligations of Assignor in connection with the Contracts accruing from and after the Effective Date.

2. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

3. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon, provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Assignment attached thereto.

IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, Inc., an Arizona corporation
Its:	General Partner

By:
Name:
Its:

ASSIGNEE:

By:
Name:
Its:

EXHIBIT A TO EXHIBIT I

LEGAL DESCRIPTION OF THE REAL PROPERTY

Lots 7 and 9, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT B TO EXHIBIT I

SCHEDULE OF CONTRACTS

Vendor Name	Service	Date of Contract	Cancellation Notice
Koala Tee	Janitorial	12/1/2010	30 day
Kone	Elevator maintenance	3/15/2011	30 day with penalty
Sierra Fire	Panel Monitoring	9/11/2006	30 day
Cox Communications	Cable service and telephone service	4/26/2010	30 day
Ikon	Copier rental and service	11/21/2010	None
Reidy Metal	Metal Maintenance	9/10/2010	30 day
Ampco System Parking	Parking garage maintenance, collections	2/1/2004	30 day
Waste Management	Trash/recycling	1/1/2010	M-T-M
A Professional Image	After hours phone service	1/1/2011	MTM
EcoLabs	Pest Control	3/2/2011	30 Day

EXHIBIT J

FORM OF ASSIGNMENT OF LEASES

ASSIGNMENT OF LESSOR’S INTEREST IN LEASES

THIS ASSIGNMENT OF LESSOR’S INTEREST IN LEASES (this “Assignment”) is made on                      , 20     (the “Effective Date”), PACIFIC PROMENADE, LLC, an Arizona limited liability company (“Assignor”), in favor of                                                               (“Assignee”).

For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in, to and under the leases (and all amendments, supplements and modifications thereto and guaranties thereof) relating to that certain real property located in the City of Scottsdale, County of Maricopa, State of Arizona and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Real Property”), which leases, amendments, supplements and modifications thereto and guaranties thereof are identified in Exhibit B attached hereto and incorporated herein by this reference (as amended and modified, together with any such guaranties, the “Leases”), together with (i) any and all rights, title, estates and interests of Assignor in and to such security deposits and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and not previously applied pursuant to the Leases, and (ii) any and all rights, title, estates and interests of Assignor in and to any subleases, if any, relating to the Real Property. Capitalized terms used herein without definition shall have the meaning given to such terms in that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011, as amended, by and between Seller and Purchaser or Purchaser’s predecessor in interest (the “Purchase Agreement”).

1. Assignee accepts the foregoing assignment and assumes and shall pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the Leases accruing from and after the Effective Date and agrees to be bound by all of the terms and conditions of the Leases and Assignee further agrees that, as between Assignor and Assignee, Assignee shall be responsible for: (a) any Approved Leasing Costs/Tenant Inducement Costs; and (b) any Leasing Costs and/or Tenant Inducement Costs for which Assignee received a credit at Closing pursuant to the Purchase Agreement.

2. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

3. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) and acknowledgment(s) thereon, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed and acknowledged by other parties to this Assignment attached thereto.

IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, Inc., an Arizona corporation
Its:	General Partner

By:
Name:
Its:

ASSIGNEE:

By:
Name:
Its:

EXHIBIT A TO EXHIBIT J

LEGAL DESCRIPTION OF THE REAL PROPERTY

Lots 7 and 9, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT B TO EXHIBIT J

SCHEDULE OF LEASES

AAD: FITCH

Lease dated November 17, 2006

Memorandum of Commencement Date, undated

Addendum to Office Lease Agreement, undated

Estoppel Certificate dated April 26, 2007

SNDA dated August 31, 2007

Tenant’s Consent and Subordination dated February 18, 2009

First Amendment to Lease dated January 25, 2011

ABBOT LABORATORIES

Lease dated June 28, 2005

Memorandum of Commencement date, undated

Estoppel Certificate dated April 26, 2007

First Amendment to Lease dated January 30, 2006

Second Amendment to Lease dated September 29, 2010

APEX SYSTEMS

Lease dated January 29, 2007

First Amendment to Lease dated May 5, 2007

Estoppel Certificate dated May 5, 2007

AUTUS ASSET MANAGEMENT

Lease dated February 27, 2008

Memorandum of Commencement Date, dated February 27, 2008

First Amendment to Lease dated June 30, 2009

Second Amendment to Lease dated November 1, 2010.

BRIDGELIGHT CAPITAL

Lease dated November 9, 2010

BUCHLATER NEMER

Lease dated March 19, 2007

Estoppel Certificate dated May 2, 2007

First Amendment dated December 1, 2010

CADTEL SYSTEMS

Lease dated December 9, 2008

Memorandum of Commencement Date dated July 13, 2009

First Amendment to Lease dated June 23, 2011

DAIICHI SANKYO INC

Lease dated June 20, 2005

Memorandum of Commencement Date, undated

First Amendment dated January 28, 2008

Memorandum of Commencement Date, dated August 5, 2008

Second Amendment dated June 9, 2008

DIAGEO NORTH AMERICA

Lease dated July 12, 2006

Memorandum of Commencement Date, undated

Estoppel Certificate dated April 17, 2007

First Amendment dated June 3, 2009

FIDELITY NATIONAL TITLE

Lease dated October 6, 2010

Memorandum of Commencement Date, dated March 7, 2011

HEALTHCARE TRUST

Lease dated January 28, 2010

First Amendment dated June 4, 2010

Memorandum of Commencement Date, dated September 13, 2010

HOME NATIONAL BANK

Lease dated April 13, 2005

Estoppel Certificate dated April 20, 2007

FDIC takeover letter dated December 2, 2010

HOMEOWNERS FINANCIAL

Lease dated April 7, 2005

Memorandum of Commencement Date, undated

Estoppel Certificate dated April 18, 2007

License Agreement dated January 29, 2010

First Amendment dated August 27, 2010

Second Amendment dated March 17, 2011

HYMSON GOLDSTEIN & PANTILIAT

Lease dated June 9, 2011

HYPERION FINANCIAL GROUP

Lease dated December 2, 2008

Memorandum of Commencement Date, dated December 2, 2008

CLARK HILL

Lease dated March 30, 2004

Memorandum of Commencement Date, undated

First Amendment dated January 20, 2006

Second Amendment to Lease dated March 13, 2006

Estoppel Certificate dated April 14, 2007

Consent to Assignment dated December 11, 2008

Third Amendment to Lease dated June 24, 2009

Fourth Amendment to Lease dated June 8, 2010

LCA VISION

Lease dated June 28, 2005

Memorandum of Commencement Date, undated

First Amendment dated January 5, 2009

Second Amendment dated January 1, 2009

McDOWELL SONORAN LAND CONSERVATORY

Lease dated May 30, 2006

Estoppel Certificate dated April 19, 2007

First Amendment to Lease dated March 31, 2008

License Agreement dated January 28, 2009

McGUIRE PERFORMANCE SOLUTIONS

Lease dated June 18, 2008

Memorandum of Commencement Date dated August 28, 2008

First Amendment to Lease dated March 17, 2011

MERIDIAN BANK

Lease dated August 15, 2008

ATM License Agreement dated August 15, 2008

First Amendment dated March 10, 2009

Memorandum of Commencement Date dated April 10, 2009

License Agreement dated November 10, 2009

Legal notice address change letter dated January 18, 2010

Second Amendment to Lease dated February 26, 2010

Third Amendment to Lease dated April 14, 2010

NETVEST FINANCIAL

Lease dated July 28, 2006

Memorandum of Commencement Date, undated

First Amendment dated april 12, 2007

Estoppel Certificate dated April 17, 2007

INTELLIGENT CAPITALWORKS

Lease dated August 23, 2010

Memorandum of Commencement Date, undated

RICHMOND AMERICAN HOMES

Lease dated March 15, 2005

Letter re: Plans dated May 10, 2005

Memorandum of Commencement Date, undated

First Amendment dated May 7, 2008

Second Amendment to Lease dated July 31, 2008

Estoppel Certificate dated April 25, 2007

SNDA dated September 17, 2007

Third Amendment dated July 31, 2009

Fourth Amendment dated August 9, 2010

SANOFI-AVENTIS US

Lease dated August 30, 2005

Nondisturbance and Attornment Agreement dated September 12, 2005

Assignment and Assumption of Leases dated December 31, 2005

Commencement Date Certificate dated September 7, 2006

First Amendment dated June 15, 2011

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

Lease dates October     , 2011 – PENDING

THOMAS TITLE

Lease dated June 17, 2009

License Agreement dated September 10, 2009

Memorandum of Commencement Date dated November 2, 2009

TRILOGY FINANCIAL

Lease dated September 1, 2010

UNCORKED

Lease dated January 24, 2005

Certificate of Confirmation, undated

First Amendment to Lease dated April 29, 2005

Estoppel Certificate dated April 15, 2007

First Amendment to Lease dated June 30, 2010

OPPENHEIMER & CO

Lease dated October 3, 2005

Memorandum of Commencement Date, undated

SNDA dated October 7, 2005

Estoppel Certificate dated April 18, 2007

First Amendment dated February 28, 2011

RESOURCES GLOBAL

Lease dated May 17, 2010

Memorandum of Commencement Date, dated October 21, 2010

WELLS FARGO

Lease dated September 27, 2006

Memorandum of Commencement Date, undated

Tenant Estoppel Certificate dated May 1, 2007

First Amendment dated May 10, 2007

WESTERN NATIONAL BANK

Lease dated February 7, 2007

Office Sublease Agreement dated April 24, 2007

Landlord Consent to Sublease dated April 27, 2007

Estoppel Certificate dated April 27, 2007

Memorandum of Commencement Date dated August 7, 2007

License Agreement dated November 7, 2007

First Amendment dated May 21, 2008

Second Amendment dated April 14, 2010

EXHIBIT K

FORM OF ASSIGNMENT OF OPERATING AGREEMENTS

ASSIGNMENT OF OPERATING AGREEMENTS

THIS ASSIGNMENT OF OPERATING AGREEMENTS (this “Assignment”) is made on                      , 20     (the “Effective Date”), by LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership ( “Assignor”), in favor of                                                               (“Assignee”).

For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in, to and under the Operating Agreements (and all amendments, supplements and modifications thereto) relating to that certain real property located in the City of Scottsdale, County of Maricopa, State of Arizona and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Real Property”), which Operating Agreements and all, amendments, supplements and modifications thereto are identified in Exhibit B attached hereto and incorporated herein by this reference (as amended and modified, together with any such guaranties, the “Operating Agreements”).

1. Assignee accepts the foregoing assignment and assumes and shall pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the Operating Agreements accruing from and after the Effective Date and agrees to be bound by all of the terms and conditions of the Operating Agreements.

2. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

3. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) and acknowledgment(s) thereon, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed and acknowledged by other parties to this Assignment attached thereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, Inc., an Arizona corporation
Its:	General Partner

By:
Name:
Its:

ASSIGNEE:

By:
Name:
Its:

STATE OF ARIZONA	)
)
COUNTY OF MARICOPA	)

On                 20    , before me,                     a Notary Public in and for said state, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[SEAL]

STATE OF CALIFORNIA	}
} ss
COUNTY OF VENTURA	}

On                 , before me,                     (here insert name and title of the officer), personally appeared                                         , proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Arizona that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

(This area for official notarial seal)

EXHIBIT A TO EXHIBIT K

LEGAL DESCRIPTION

Lots 7 and 9, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT B TO EXHIBIT K

OPERATING AGREEMENTS

1. Amended and Restated Declaration of Covenants and Easements dated as of March 15, 1999 executed by Pederson/BVT Promenade Associates and SL-RH Arizona, LLC, recorded March 15, 1999 in the official records of Maricopa County, Arizona as Instrument No. 99-0245801, as amended by a First Amendment to Amended and Restated Declaration of Covenants and Easements dated September 29, 1999 and recorded September 29, 1999 in the official records of Maricopa County, Arizona as Instrument No. 99-0905378, as amended by a Second Amendment to Amended and Restated Declaration of Covenants and Easements dated as of October 31, 2005 and recorded on October 31, 2005 in the official records of Maricopa County, Arizona as Instrument No. 2005-1639970.

2. Supplemental Declaration of Covenants, Conditions and Restrictions dated October 31, 2005 executed by Pederson/BVT Promenade Associates and Pacific Promenade, LLC recorded October 31, 2005 in the official records of Maricopa County, Arizona as Instrument No. 2005-1639972, as amended by a First Amendment to Supplemental Declaration of Covenants, Conditions and Restrictions dated as of March 1, 2011 and recorded on March 10, 2011 in the official records of Maricopa County, Arizona as Instrument No. 2011-0211049.

EXHIBIT L

CERTIFICATION OF NON-FOREIGN STATUS

PACIFIC PROMENADE, LLC, an Arizona limited liability company ( “Seller”), is the transferor of that certain real property located in the County of Maricopa, State of Arizona and more particularly described in Exhibit A attached hereto (the “Property”).

Section 1445 of the Internal Revenue Code of 1986 (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011, as amended, by and between Seller and                                          the undersigned hereby certifies the following on behalf of Seller:

1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

2. Seller’s U.S. employer identification number is         ; and

3. Seller’s address is 1702 East Highland, Suite 310, Phoenix, Arizona 85016. It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

4. Seller is not a disregarded entity as defined in Treasury Regulation §1.1445-2(b)(2)(iii).

Under penalty of perjury the undersigned declares that it has examined the foregoing certification and, to the best of its knowledge and belief, it is true, correct and complete, and the person(s) executing the foregoing on behalf of Seller have the authority to sign this document on behalf of Seller.

Date:                  , 20

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, Inc., an Arizona corporation
Its:	General Partner

By:

Name:

Its:

EXHIBIT A TO EXHIBIT L

LEGAL DESCRIPTION OF REAL PROPERTY

Lots 7 and 9, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT M

SCHEDULE OF LITIGATION AND DISCLOSURES

AND EXISTING SECURITY ITEMS

None

M-1

EXHIBIT N

FORM OF

SELLER ESTOPPEL CERTIFICATE

TO:

(“Purchaser”)

Re:	Promenade Corporate Center
Suite ___
Scottsdale, Arizona
(the “Leased Premises”)

Gentlemen:

This Seller Estoppel Certificate is delivered to                      (“Purchaser”) pursuant to Section 11(a)(iv) of that certain Purchase and Sale Agreement and Joint Escrow Instructions (“Purchase Agreement”), dated as of October 25, 2011, as amended, between the undersigned (“Seller” or “Landlord”) and Purchaser or Purchaser’s predecessor in interest. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement. Seller’s liability pursuant to this Seller’s Estoppel Certificate shall be subject to the limitations on such liability contained in Sections 6 and 22(s) of the Purchase Agreement.

1.              is the tenant (“Tenant”) under a lease with Landlord (or Landlord’s predecessor in interest), dated                     , demising the Leased Premises, as amended, modified, supplemented or extended by the following (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):                                                                                   (collectively, “Lease”).

2. To Seller’s Actual Knowledge, the Tenant has not sublet the Leased Premises or assigned, transferred or encumbered any interest in the Lease except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):                                                                                                       .

3. The obligation of the Tenant to pay fixed minimum rent under the Lease commenced prior to the date hereof and, exclusive of unexercised renewal options (as identified below) contained in the Lease, the Lease expires on                         . Tenant has              remaining option(s) to renew the term of the Lease for          year(s) each.

4. The Lease is in full force and effect and represents the entire agreement between Tenant and Landlord, and to Seller’s Actual Knowledge, Tenant is in possession of the Leased Premises.

5. The fixed minimum monthly rent currently payable under the Lease is $        .

6. All rent concessions and abatements have expired, and to Seller’s Actual Knowledge, Tenant is not entitled to any rent credit, partial rent, rebates, rent abatements, rent concessions, move-in allowances or improvement allowances of any kind, except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):

7. The fixed minimum rent, real estate taxes, building maintenance costs and all other charges due under the Lease have been paid up to and including the following date:                         . Any percentage rental (“Percentage Rent”) has been paid up to and including the following date:                         , and is currently payable based upon     % of Gross Sales (as defined in the Lease) in excess of $        . Tenant is currently paying a monthly amount of $         as its pro rata share of the operating expenses, real estate taxes and insurance costs of the Property.

8. The security deposit held by Landlord under the Lease is $        .

9. No rents have been prepaid, other than as provided in the Lease, and rentals that have heretofore become due have been paid.

10. To Seller’s Actual Knowledge: (a) as of the date hereof, there are no offsets or credits against rentals due and payable under the Lease and (b) there are no existing credits, defenses, offsets or counterclaims which the undersigned has against Landlord or the enforcement of the Lease by Landlord.

11. To Seller’s Actual Knowledge, all conditions of the Lease and all work required to be performed by Landlord have been satisfied or completed.

12. To Seller’s Actual Knowledge, there are no defaults, claims thereof, or any condition which with the giving of notice and/or passage of time could become a default by either Landlord or Tenant with respect to their respective obligations under the Lease or in the performance of any term, covenant or condition contained in the Lease.

13. The undersigned and the person(s) executing this Certificate on behalf of the undersigned have the power and authority to render this Certificate.

This Certificate is for the benefit of and may be relied upon by (i) Purchaser and its successors and assigns, and (ii) any lender(s) of Purchaser (or Purchaser’s successors and assigns) from time to time.

Date:                  , 2011

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, Inc., an Arizona corporation
Its:	General Partner

By:

Name:

Its:

EXHIBIT N-1

FORM OF

TENANT ESTOPPEL CERTIFICATE

TO:

(“Purchaser”)

Re:	Promenade Corporate Center
Suite ___
Scottsdale, Arizona
(the “Leased Premises”)

Gentlemen:

1.                      is the tenant (“Tenant”) under a lease with                      (hereafter “Landlord”), or Landlord’s predecessor in interest, dated                         , demising the Leased Premises, as amended, modified, supplemented or extended by the following (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):                                                           (collectively, “Lease”).

2. Tenant has not sublet the Leased Premises or assigned, transferred or encumbered any interest in the Lease except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):                                         .

3. The obligation of the Tenant to pay fixed minimum rent under the Lease commenced prior to the date hereof and, exclusive of unexercised renewal options (as identified below) contained in the Lease, the Lease expires on                         . Tenant has              remaining option(s) to renew the term of the Lease for          year(s) each.

4. The Lease is in full force and effect and represents the entire agreement between Tenant and Landlord, and Tenant is in possession of the Leased Premises.

5. The fixed minimum monthly rent currently payable under the Lease is $        .

N-1-1

6. All rent concessions and abatements have expired, and Tenant is not entitled to any rent credit, partial rent, rebates, rent abatements, rent concessions, move-in allowances or improvement allowances of any kind, except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”): _______________________________________________.

7. The fixed minimum rent, real estate taxes, building maintenance costs and all other charges due under the Lease have been paid up to and including the following date:                         . Any percentage rental (“Percentage Rent”) has been paid up to and including the following date:                         , and is currently payable based upon     % of Gross Sales (as defined in the Lease) in excess of $        . Tenant is currently paying a monthly amount of $         as its pro rata share of the operating expenses, real estate taxes and insurance costs of the Property. Tenant’s pro rata share is      percent (    %).

8. The security deposit held by Landlord under the Lease is $        .

9. No rents have been prepaid, other than as provided in the Lease, and rentals that have heretofore become due have been paid.

10. As of the date hereof, there are no offsets or credits against rentals due and payable under the Lease, and there are no existing credits, defenses, offsets or counterclaims which the undersigned has against Landlord or the enforcement of the Lease by Landlord.

11. All conditions of the Lease and all work required to be performed by Landlord have been satisfied or completed.

12. There are no defaults, claims thereof, or any condition which with the giving of notice and/or passage of time could become a default by either Landlord or Tenant with respect to their respective obligations under the Lease or in the performance of any term, covenant or condition contained in the Lease.

13. Tenant does not have any rights or options to purchase the property of which the Leased Premises is a part, the Premises or any portion thereof, nor does Tenant have any options, rights of first refusal, rights of first offer, expansion rights or similar rights with respect to the Leased Premises or the Property of which the Leased Premises is a part, except as may be expressly set forth in the Lease.

14. If the Lease is guaranteed, the Guaranty is unmodified and in full force and effect.

15. The undersigned and the person(s) executing this Certificate on behalf of the undersigned have the power and authority to render this Certificate.

N-1-2

This Certificate is for the benefit of and may be relied upon by (i) Landlord, (i) Purchaser and its successors and assigns, and (ii) any lender(s) of Purchaser (or Purchaser’s successors and assigns) from time to time.

Date:                  , 2011

By:

Name:

Title:

N-1-3

EXHIBIT O

PRORATION METHOD

Prorations, Costs and Expenses.

(a) Prorations and Adjustments. The following adjustments and prorations shall be made as of 12:01 a.m. on the Closing Date (“Proration Date”), as though Purchaser held title to the Property throughout the entire day in which the Closing occurs. Such adjustments and prorations shall be made on the basis of: (i) a 365-day year with respect to Taxes as provided in Section (a)(iii) hereof; and/or (ii) the number of days in the calendar month in which the Closing Date occurs with respect to Revenues and Operating Expenses as provided in Sections (a)(i) and (ii), respectively, hereof, subject to the following provisions:

(i) Revenues. All rentals, receipts and other revenues (including, but not limited to, reimbursements for Property Expenses (as defined below), common area maintenance, real and personal property taxes, insurance and other operating expense reimbursements, if applicable, but excluding percentage rent, if applicable) (collectively, the “Revenues”), received by Seller as of the Closing, but which are properly allocable to the period after the Proration Date, shall be credited to Purchaser at the Closing. To the extent there are any Revenues owing to Seller as of the Closing which relate to periods of time prior to the Proration Date, but which have not actually been collected by Seller as of the Closing (“Delinquent Revenues”), Purchaser shall not be obligated to pay to Seller (or give Seller a credit for), the amount of such Delinquent Revenues on the Closing. All Revenues which are received by Seller or Purchaser subsequent to the Closing Date shall be applied: first, to amounts due to Purchaser; and second, to Delinquent Revenues due to Seller. Seller and Purchaser hereby agree to promptly remit to the other the amount of any Revenues received and owing to each other pursuant to the provisions of this Section (a)(i). Notwithstanding any provision in this Exhibit O to the contrary, Seller retains its rights to recover Delinquent Revenues, including, without limitation, the right to collect (without eviction) the same from the Tenants and/or third parties responsible for payment of such Delinquent Revenues and Purchaser shall reasonably cooperate with Seller’s efforts to do so.

(ii) Operating Expenses. All costs, fees and expenses (other than Taxes) relating to the operation, management and repair of the Property, excluding Leasing Costs (collectively, the “Operating Expenses”), shall be prorated between Seller and Purchaser at the Closing as of the Proration Date.

(iii) Real and Personal Property Taxes. (A) All general and special real and personal property taxes and assessments (collectively, the “Taxes”), based on the regular tax bill for the current fiscal year (or, if such tax bill has not been issued as of the date of the Closing, the regular tax bill for the fiscal year preceding the current fiscal year) shall be prorated between Seller and Purchaser at the Closing as of the Proration Date. Without limiting the foregoing, any and all accrued and unpaid supplemental or special real property taxes or assessments that relate to any time period prior to the Proration Date shall be the responsibility of Seller and, if not paid prior to or at Closing, shall be credited to the Purchaser at Closing, and any and all supplemental or special real property taxes or assessments that relate to any time period on or after the Proration Date shall be the responsibility of Purchaser and if paid by Seller prior to or at Closing, shall be credited to Seller at Closing. Without limiting the foregoing, in the event any supplemental or special real property taxes or assessments are levied prior to Closing, but are due and payable in one or more installments subsequent to the Closing, such supplemental or special real property taxes or assessments shall be allocated on a pro rata basis over the applicable payment period in question and prorated between Seller and Purchaser as of the Proration Date. Notwithstanding any of the terms and conditions to the contrary contained in this Section (a)(iii), in the event any such Taxes are paid for directly by the Tenants to the applicable taxing authorities, such Taxes shall be not prorated between Seller or Purchaser

(iv) Percentage Rent. Any percentage rent payable under each Lease for the year in which the Closing occurs shall be prorated between Seller and Purchaser as of the Proration Date. Seller and Purchaser acknowledge that sufficient information to enable Seller and Purchaser to prorate percentage rent will not be available as of the Closing. Accordingly, the proration contemplated in this Section (a)(iv) shall be conducted subsequent to the Closing pursuant to Section (d) hereof.

(v) Assumed Contracts. All Operating Expenses accruing under, arising out of or relating to any of the Contracts assumed by Purchaser shall be prorated between Seller and Purchaser at the Closing as of the Proration Date.

(b) Property Expense Pass-Throughs. If the Leases require the Tenants to reimburse Seller for Operating Expenses and/or Taxes (collectively, the “Property Expenses”), in the event such Property Expenses are reconciled under the terms of the Leases at the end of the calendar year 2011 to reflect the actual Property Expenses incurred for such calendar year, the calendar year 2011 shall be deemed to constitute the “Reconciliation Period” for purposes of this Agreement and the following provisions shall apply:

(i) On or before the Closing, Seller shall be responsible for computing and comparing on a Tenant-by-Tenant basis and delivering to Purchaser a written statement setting forth: (A) the amount of Property Expenses incurred and actually paid by Seller with respect to the Reconciliation Period; and (B) the amount of Property Expenses actually received by Seller from the Tenants and/or third parties under the Leases with respect to the Reconciliation Period.

(ii) Within sixty (60) Calendar Days following the expiration of the Reconciliation Period, Purchaser shall compute the actual Property Expenses incurred and paid by Seller and Purchaser and the actual Property Expenses reimbursed (or not reimbursed) by the Tenants and/or third parties to Seller and/or Purchaser with respect to the Reconciliation Period (“Property Expense Reconciliation”). Following the completion of the Property Expense Reconciliation, Purchaser shall submit the same to Seller for Seller’s review and approval, which approval shall not be unreasonably withheld or delayed. In the event Seller fails to approve or disapprove of the Property Expense Reconciliation within ten (10) Business Days following the receipt of the same, which failure continues for five (5) Business Days following delivery to Seller of a second written notice, such Property Expense Reconciliation shall be deemed approved by Seller. Following the approval (or deemed approval) by Seller of the Property Expense Reconciliation, Purchaser shall forward the Property Expense Reconciliation to the applicable Tenants. Purchaser hereby covenants to use reasonable efforts to enforce the provisions of the Leases which require the Tenants and/or third parties to reimburse the landlord for Property Expenses with respect to the Reconciliation Period. To the extent Purchaser or Seller receives any such Property Expense reimbursement payments with respect to the Reconciliation Period, the same shall constitute Revenues and shall be paid to Seller or Purchaser in the manner contemplated in Section (a)(i) hereof.

(iii) Following the completion of the Property Expense Reconciliation, if the Property Expenses incurred and paid by Seller for that portion of the Reconciliation Period in question preceding the Closing exceed the reimbursed Property Expenses actually received by Seller from the Tenants and/or third parties under the Leases with respect to the Reconciliation Period (“Property Expense Reimbursement Shortfall”), Purchaser shall pay to Seller an amount equal to such Property Expense Reimbursement Shortfall to the extent that Purchaser shall have collected and received such identifiable amounts from the Tenants and/or third parties under the Leases. If the reimbursed Property Expenses received by Seller from the Tenants under the Leases with respect to the Reconciliation Period preceding the Closing exceed the Property Expenses incurred and paid by Seller with respect to the Reconciliation Period (“Property Expense Reimbursement Surplus”), then Seller shall pay an amount equal to such Property Expense Reimbursement Surplus to Purchaser within ten (10) Business Days after Seller’s receipt of the Property Expense Reconciliation. Upon Seller’s payment to Purchaser of any such Property Expense Reimbursement Surplus, Purchaser shall be obligated to reimburse or credit the Tenants for such Property Expense Reimbursement Surplus as required under their respective Leases.

(iv) Seller and Purchaser hereby agree to reasonably cooperate with each other in connection with any disputes or claims by Tenants concerning the calculation of Property Expenses during the Reconciliation Period.

(v) In addition to the provisions set forth in Sections (b)(i)-(iv) above, in the event that following the Closing any Tenant makes a claim against Purchaser that the Property Expenses actually paid by such Tenant for calendar year 2011, 2010 or 2009 exceed the Property Expenses actually incurred by the Tenant for such year (a “Tenant Reimbursement Notice”), Purchaser shall provide Seller with a copy of such Tenant Reimbursement Notice and Seller and Purchaser hereby agree to reasonably cooperate with each other in connection with investigating the claims set forth in the Tenant Reimbursement Notice in accordance with the terms of the applicable Lease. If, after completing the inspection of the applicable Property Expenses set forth in the Tenant Reimbursement Notice according to the terms of the applicable Lease (“Tenant Property Expense Reconciliation”), it is determined that the Property Expenses actually received by Seller from such Tenant for the applicable calendar year exceed the Property Expenses properly allocable to such Tenant for the applicable calendar year (“Tenant Property Expense Reimbursement Surplus”), Seller shall pay to Tenant an amount equal to such Tenant Property Expense Reimbursement Surplus, together with any interest or other amounts owing with respect thereto pursuant to the applicable Lease, within ten (10) Business Days after completion of the applicable Tenant Property Expense Reconciliation. If, after completing the Tenant Property Expense Reconciliation it is determined that the Property Expenses actually received by Seller from such Tenant for the applicable calendar year were less than the Property Expenses properly allocable to such Tenant for the applicable calendar year (“Tenant Property Expense Reimbursement Shortfall”), Seller shall be entitled to credit the aggregate Tenant Property Expense Reimbursement Shortfall with respect to such Tenant against the aggregate Tenant Property Expense Reimbursement Surplus, if any, owing to such Tenant. Additionally, to the extent the aggregate Tenant Property Expense Reimbursement Shortfall with respect to such Tenant is greater than the aggregate Tenant Property Expense Reimbursement Surplus with respect to such Tenant, Seller shall the right to collect such amount from the Tenant, and in connection therewith Purchaser shall reasonably cooperate with Seller’s efforts to do so. Notwithstanding anything contained herein or in the Agreement to the contrary, the provisions of this Section (b)(v) shall terminate on December 31, 2012.

(c) Security Deposits; Leasing Commissions and Tenant Inducement Costs. All Security Deposits held by Seller under the Leases shall be credited to Purchaser at the Closing. With respect to the existing Leases, Purchaser shall be entitled to receive a credit against the Purchase Price at the Closing for: (i) all Tenant Inducement Costs which arise or accrue after the Closing; and (ii) all unpaid Leasing Costs. Furthermore, any Approved Leasing Costs/Tenant Inducement Costs previously paid by Seller shall be payable by Purchaser to Seller at Closing.

(d) Final Accounting. Seller and Purchaser acknowledge and agree that, on the Closing Date, Seller and Purchaser may not have sufficient information to conduct and complete a final proration of all items subject to proration pursuant to this Exhibit O. Accordingly, Seller and Purchaser agree that, as soon as is reasonably practicable after the Closing Date, Seller and Purchaser shall make a final accounting of all items relating to the Property to be prorated between Seller and Purchaser pursuant to this Exhibit O. In conjunction with the performance of such final accounting, following a request from Seller, Purchaser shall provide Seller with copies of all monthly and other statements sent to the Tenants itemizing amounts owing under the Leases by the Tenants (together with copies of invoices, statements and other supporting documentation evidencing such expenditures and tenant ledgers and related documentation evidencing how Revenues were applied, all as reasonably requested by Seller). In the event it is determined, pursuant to such final accounting, that any amounts are due and owing by Seller to Purchaser, then Seller shall cause such amounts to be paid to Purchaser within ten (10) Calendar Days after such final accounting is completed. In the event it is determined, pursuant to such final accounting, that any amounts are due and owing by Purchaser to Seller, then Purchaser shall cause such amounts to be paid to Seller within ten (10) Calendar Days after such final accounting is completed. All unpaid amounts shall accrue interest at the rate of ten percent (10%) per annum from the day such amounts are due until the day such amounts are paid in full.

EXHIBIT P

SCHEDULE OF ENVIRONMENTAL REPORTS

1. Phase I Environmental Site Assessment Report-The Promenade-southeast corner of Frank Lloyd Wright Boulevard and Scottsdale Road-Scottsdale, Arizona 85254 prepared by LandAmerica Assessment Corporation, dated June 17, 2004, Project No. 05-27477.01.

2. Phase I Environmental Site Assessment Report-The Promenade-southeast corner of Frank Lloyd Wright and Scottsdale Road-Scottsdale, Arizona 85254 prepared by National Assessment Corporation, dated January 15, 2003, Project No. 02-12505.2.

3. Phase I Environmental Site Assessment Report-The Promenade-southeast corner of Frank Lloyd Wright Boulevard and Scottsdale Road-Scottsdale, Arizona 85254 prepared by LandAmerica Assessment Corporation, dated June 17, 2005, Project No. 05-27477.01.

4. Phase I Environmental Site Assessment Report-(Portion Of) The Promenade-southeast corner of Frank Lloyd Wright Boulevard and Scottsdale Road-Scottsdale, Arizona 85254 prepared by LandAmerica Assessment Corporation, dated July 5, 2005, Project No. 05-27923.01.

P-1

EXHIBIT Q

FORM OF TENANT NOTICE

                 , 2011

CERTIFIED MAIL/RETURN RECEIPT REQUEST

Re:	Promenade Corporate Center
Suite No.(s) __________
Scottsdale, Arizona
Notice of Ownership Change

Dear Sir or Madam:

Notice is hereby given to the tenant under that certain Lease dated                         , as amended, between                          (“Tenant”) and Levine Investments Limited Partnership, an Arizona limited partnership (“Landlord/Seller”) pertaining to property located at Promenade Corporate Center, Scottsdale, Arizona (the “Property”) that Landlord/Seller, the current owner of the Property, has sold the Property and assigned the Lease to                      (“Purchaser”), effective as of the date set forth above (the “Effective Date”). Purchaser has assumed all of the obligations of Seller/Landlord under the Lease.

All rent and other payments for periods after the Effective Date shall be made payable to Purchaser at:

Purchaser’s telephone number is                         .

Sincerely,

Q-1

SELLER/LANDLORD

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, Inc., an Arizona corporation
Its:	General Partner

By:

Name:

Its:

“PURCHASER”

________________________, a(n)

By:

Name:

Its:

Q-2

EXHIBIT R

SUBSCRIPTION DOCUMENTS

R-1

EXCEL TRUST, INC.,

a Maryland corporation

SUBSCRIPTION PACKAGE

This Subscription Package (the “Subscription Package”) contains an Investor Questionnaire and a Subscription Agreement (together with exhibits thereto), each of which is to be completed pursuant to its respective instructions, in order to acquire shares of common stock, par value $0.01 per share (the “Common Stock” or, the “Shares”) in Excel Trust, Inc., a Maryland corporation (“Excel Trust”). The Subscription Package should be read in conjunction with the Purchase and Sale Agreement and Joint Escrow Instructions between Excel Trust, L.P. (the “Operating Partnership”) and the undersigned (the “Purchase Agreement”).

2

EXCEL TRUST, INC.

INVESTOR QUESTIONNAIRE

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY UNLESS

REQUIRED BY COURT ORDER OR OTHERWISE REQUIRED BY EXCEL TRUST

TO DEMONSTRATE THE AVAILABILITY OF EXEMPTIONS FROM THE

REGISTRATION REQUIREMENTS OF RELEVANT FEDERAL AND STATE LAWS

GOVERNING THE OFFER AND SALE OF SHARES OF COMMON STOCK.

Excel Trust, Inc.

Excel Trust, L.P.

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

Ladies and Gentlemen:

The information contained herein is being furnished to you in order for you to determine whether the undersigned’s Subscription Agreement for Shares contemplated by the Purchase Agreement may be accepted by you in accordance with the requirements of Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder (“Regulation D”). The undersigned understands that you will rely on the information contained herein for purposes of, among other things, determining whether the undersigned is an “Accredited Investor” as such term is defined in Regulation D. The undersigned also understands that this Investor Questionnaire is not an offer to sell Shares or any other securities to the undersigned.

The undersigned understands that its answers will at all times be kept confidential unless required by court order or otherwise required by Excel Trust to demonstrate the availability of exemptions from the registration requirements of relevant federal and state laws governing the offer and sale of the Shares. By signing this Investor Questionnaire, the undersigned agrees that Excel Trust, which is the general partner of the Operating Partnership, may present this Investor Questionnaire to such parties as it deems appropriate if called upon under law to establish the availability under federal or state laws of an exemption from registration of the offer and sale of Shares.

INSTRUCTIONS

(A) Complete the Investor Questionnaire on pages 3-6.

(B) On page 7, date and sign where indicated.

Please print or type your answers. If the answer to any question is “No” or “Not Applicable,” please so state. Please do not confuse individual assets or income with assets or income of a trust, corporation or partnership in which you have an interest; do, however, list the value of your interest in such entities.

3

EXCEL TRUST, INC.

INVESTOR QUESTIONNAIRE

- ALL APPLICABLE QUESTIONS MUST BE ANSWERED -

1. Name and Nature (e.g., limited partnership, corporation, trust, limited liability company) of
Entity:

2. Date of Organization:

3. State of Organization:

4. Taxpayer Identification No.:

5. Accredited Investor Suitability Requirements.

(A) Has the subscribing entity been formed for the specific purpose of investing in Shares or have the stockholders, partners, other equity holders or grantors contributed additional capital to such entity for the specific purpose of investing in Shares?

Yes              No

(B) If your answer to question A is “No,” INITIAL OR CHECK whichever of the following statements is applicable to the subscribing entity; if your answer to question A is “Yes” or if none of the statements in clause (1) below is applicable, the subscribing entity must be able to certify to statement (2) or statement (3) below in order to qualify as an Accredited Investor.

(1) The undersigned entity certifies that it is an Accredited Investor because it is:

(i) a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in an individual or fiduciary capacity;

Yes              No

(ii) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

Yes              No

(iii) an insurance company as defined in section 2(13) of the Act;

Yes              No

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(iv) an investment company registered under the Investment Company Act of 1940;

Yes              No

(v) a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

Yes              No

(vi) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

Yes              No

(vii) a plan established by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees provided that such employee benefit plan has total assets in excess of $5,000,000;

Yes              No

(viii) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is either a bank, insurance company or registered investment adviser or provided that the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that are Accredited Investors (if a self-directed plan with more than one investment account, (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

Yes              No

(ix) a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

Yes              No

(x) an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000; or

Yes              No

(xi) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Shares, whose subscription is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) promulgated under the Act.

Yes              No

5

(2) The undersigned entity certifies that it is not a trust and is an Accredited Investor because each of its stockholders, partners or other equity holders meets at least one of the following conditions:

(i) He or she is a natural person and had an individual net worth at the time of subscription for (or joint net worth with spouse) in excess of $1 million (excluding such person’s primary residence).

Yes              No

(ii) He or she is a natural person and had an individual income (without including any income of his or her spouse) in excess of $200,000 (or joint income with his or her spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with his or her spouse in excess of $300,000) in the current year. For these purposes, “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes              No

(iii) The stockholder, partner or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in statement B(1) above or whose stockholders, partners, beneficiaries or other equity holders meet at least one of the descriptions in this statement B(2).

Yes              No

(3) The undersigned entity certifies that it is a trust and is an Accredited Investor because it is a revocable grantor trust that may be amended or revoked at any time by the grantor(s), and each of its grantors meets at least one of the following conditions:

(i) He or she is a natural person and had an individual net worth at the time of subscription for (or joint net worth with spouse) in excess of $1 million (excluding such person’s primary residence).

Yes              No

6

(ii) He or she is a natural person and had an individual income (without including any income of his or her spouse) in excess of $200,000 (or joint income with his or her spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with his or her spouse in excess of $300,000) in the current year. For these purposes, “income” means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes              No

(iii) It is a corporation, partnership or other entity which meets the description of at least one of the organizations specified in statement B(1) above or whose stockholders, partners or other equity holders meet at least one of the descriptions in statement B(2) above.

Yes              No

6. The undersigned entity has all requisite authority to acquire the Shares referenced in, and to enter into, the Subscription Agreement.

Yes              No

The undersigned understands that Excel Trust will rely upon the accuracy and completeness of its responses to the foregoing questions and represents and warrants to the Operating Partnership and Excel Trust as follows:

(a) The answers to the above questions are complete and correct and may be relied upon by Excel Trust and the Operating Partnership in determining whether the undersigned is an Accredited Investor.

(b) The undersigned will immediately notify Excel Trust and the Operating Partnership of any material change in any statement made herein occurring prior to the closing of any offering by the undersigned of the Shares.

(c) The undersigned is able to bear the economic risk of an investment in the Shares of the size contemplated. In making this statement, consideration has been given to whether the undersigned can afford to hold the investment for an indefinite period of time and whether the undersigned can afford a complete loss of its investment. The undersigned offers as evidence of its ability to bear the economic risk the information contained in this Investor Questionnaire.

(d) The acquisition of the Shares will be solely for the undersigned’s account, and not for the account of any other person or with a view toward transfer, resale, assignment, fractionalization or distribution thereof.

7

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this      day of             , 20     and declare that it is truthful and correct.

Name of Entity

Authorized Signature

PRINT name and Title of Person Signing

Address:

8

EXCEL TRUST, INC.

SUBSCRIPTION AGREEMENT

INSTRUCTIONS

1.	Date, sign and otherwise provide all requested information where indicated on the signature page below.

2.	Complete the Form W-9 included herewith as Appendix I.

This Subscription Agreement (“Agreement”) is made by and between Excel Trust and the undersigned, who is hereby subscribing for that number of Shares set forth opposite the undersigned’s name on the signature page hereto.

Pursuant to the terms and conditions of the Purchase Agreement, Excel Trust has agreed to issue that number of shares of Common Stock to the undersigned as is set forth opposite the undersigned’s name on the signature page hereto, for and in consideration of, and subject to, the covenants and agreements of the undersigned set forth in the Purchase Agreement and in this Agreement. In connection therewith, the undersigned agrees and represents to Excel Trust as follows:

I. SUBSCRIPTION

(a) By executing and delivering this Agreement, the undersigned hereby subscribes for the Shares described in the Purchase Agreement and set forth opposite the undersigned’s name on the signature page hereto. In connection with determining the undersigned’s status as an Accredited Investor for any filing with any federal or state securities commission, the undersigned further agrees to execute and deliver to Excel Trust any other documents reasonably requested by Excel Trust to substantiate satisfaction by the undersigned of the terms and conditions established for investors to be issued the Shares and any other documents required by any federal or state securities commission or by Excel Trust. The number of Shares subscribed for shall be determined in accordance with the provisions of Section 3(d) of the Purchase Agreement.

(b) Upon receipt of the executed and completed Subscription Package from the undersigned (together with all attachments and information required to be provided herewith), Excel Trust shall either accept or reject the undersigned’s subscription for the Shares described herein. Excel Trust may accept the subscription in whole (but not in part) in its sole discretion. If Excel Trust indicates its acceptance of the subscription by executing and delivering to the undersigned a form of acceptance (in the form attached hereto), the undersigned shall thereby become a common stockholder in Excel Trust, and shall thereupon be issued the Shares described herein (in each case, as of the date set forth in such acceptance). If the undersigned’s subscription is rejected, Excel Trust shall forthwith return this Subscription Package to the undersigned. In any event, and without limitation to any other provision in these Subscription Package, it is acknowledged and agreed that the issuance of any Shares to the undersigned as contemplated hereunder shall also be contingent upon the closing the transactions described in the Purchase Agreement, upon the terms and conditions set forth therein. Additionally, the undersigned acknowledges and agrees that,

9

pursuant to Section 3(d) of the Purchase Agreement, the Operating Partnership may elect to pay the entire purchase price in the form of cash, in which case, the Shares contemplated by this Agreement will not be issued and the undersigned shall have no right to receive any Shares.

(d) The undersigned understands and acknowledges that:

(i) Except as provided under applicable state securities laws, this subscription is and shall be irrevocable, except that the undersigned shall have no obligations hereunder in the event that this subscription is for any reason rejected or the closing of the transactions contemplated by the Purchase Agreement does not occur or the Operating Partnership elects to pay the entire purchase price for the property being acquired pursuant to the terms and conditions of the Purchase Agreement in cash in lieu of issuing the Shares.

(ii) The following legal matters are applicable to the offering, and a legend to this effect shall be placed on any certificate evidencing the Shares:

NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.

Within twelve (12) calendar months following the closing of the transactions described in the Purchase Agreement (the “Closing Date”), Excel Trust shall, at the written request of the undersigned, use commercially reasonable efforts to cause such restrictive legend to be removed from the certificate evidencing the Shares, but only to the extent that the removal of such legend is, in the discretion of counsel for Excel Trust, then consistent with the then applicable provisions of the Act governing the resale of restricted securities, as well as other federal and state securities laws then in effect.

In addition, the Shares shall bear a legend reflecting certain transfer and other restrictions for the purposes of maintaining Excel Trust’s status as a real estate investment trust, in accordance with the Excel Trust’s charter and applicable law.

(iii) No federal or state agency has made any finding or determination as to the fairness of this private placement for investment nor any recommendation or endorsement of the Shares.

(iv) Any federal or state tax results of an investment in the Shares are not susceptible to absolute prediction and audit adjustments to Excel Trust returns or returns of individual securities holders, new developments in rulings of the Internal Revenue Service, court decisions or legislative or administrative changes may have an adverse effect on one or more of the tax consequences sought by Excel Trust and/or the undersigned.

(v) By executing and delivering this Agreement, the undersigned agrees that it will not, directly or indirectly, offer, sell, transfer, assign, pledge, hypothecate or encumber, or otherwise convey (or

10

solicit any offers to buy, purchase or otherwise acquire or take a pledge) any or all of the Shares issued and delivered to the undersigned in connection with this transaction (any of the foregoing, a “Transfer”) except (A) in strict compliance with this Agreement and the charter documents of Excel Trust and (B) unless (1) the Transfer is pursuant to an effective registration statement under the Act, or (2) counsel for the undersigned (which counsel shall be reasonably acceptable to Excel Trust and the Operating Partnership) shall have furnished Excel Trust and the Operating Partnership with an opinion, reasonably satisfactory in form and substance to Excel Trust and the Operating Partnership, to the effect that no such registration is required because of the availability of an exemption from registration under the Act and qualification or other compliance under applicable blue sky or state securities laws and the rules of the New York Stock Exchange (collectively, the “Transfer Requirements”).

(vi) The undersigned hereby acknowledges and agrees that this Agreement may not be cancelled, revoked or withdrawn by the undersigned, and that this Agreement and the documents submitted herewith shall survive: (A) changes in the transaction, documents and instruments described in the Purchase Agreement that are not material; and (B) death or disability of the undersigned.

(vii) The undersigned understands and acknowledges that Excel Trust and the Operating Partnership are relying on representations, warranties and agreements made by the undersigned to Excel Trust and the Operating Partnership herein and in the Investor Questionnaire and, thus, hereby agrees to indemnify Excel Trust and the Operating Partnership and their respective partners, directors, officers, affiliates, agents and employees, and hold each of them harmless against any and all loss, damage, liability or expense, including reasonable attorneys’ fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned under this Agreement, the Investor Questionnaire or in connection with the sale or distribution by the undersigned of the Shares subscribed for by the undersigned pursuant hereto in violation of the Act or any other applicable law.

II.	REPRESENTATIONS AND WARRANTIES AND COVENANTS

(a) The undersigned hereby represents, warrants and agrees, to and with Excel Trust and the Operating Partnership, as follows:

(i) The undersigned is acquiring the Shares for the undersigned’s own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such Shares or any part thereof at any particular time or under any predetermined circumstances. The undersigned agrees and acknowledges that he, she or it will not, directly or indirectly, Transfer any Shares in violation of the Transfer Requirements specified in Section I.(d).(v) hereof.

(ii) The undersigned acknowledges that (A) the Shares have not been registered under the Act and may not be transferred unless they are subsequently registered under the Act or an exemption from such registration is available (it being understood that Excel Trust has no intention of registering the Shares), (B) a restrictive legend shall be placed on the certificates representing the Shares, and (C) a notation shall be made in the appropriate records of the Excel Trust indicating that the Shares are subject to restrictions on transfer. The undersigned also understands that redemptions, sales or transfers of the Shares are further restricted by the ownership provisions of Excel Trust’s charter and may be restricted by other applicable securities laws.

(iii) The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Shares will not cause such overall commitment to become excessive.

11

(iv) The undersigned is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for its investment in Excel Trust in what it understands to be a highly speculative and illiquid investment. The undersigned represents and agrees that the undersigned is an “Accredited Investor” (as such term is defined in Rule 501(a) of the Regulation D of the Act).

(v) The undersigned has evaluated and understands the risks and terms of investing in the Shares, including the limitations on transfer imposed by the Federal securities laws and as described in this Agreement.

(vi) Excel Trust has made available to the undersigned and/or the undersigned’s attorney, accountant and tax advisers, all documents that the undersigned or they have requested relating to an investment in the Shares, and has provided answers to all of the undersigned’s or their questions concerning an investment in the Shares. Additionally, the undersigned has been afforded the opportunity to ask questions of, and receive additional information from, Excel Trust. In evaluating the suitability of an investment in the Shares and acquiring the Shares, the undersigned has not been furnished with or relied upon any representations or other information (whether oral or written) other than as set forth in the Purchase Agreement, the Subscription Package or as contained in any documents or answers to questions furnished to the undersigned by Excel Trust and the Operating Partnership.

(vii) The undersigned has discussed with the undersigned’s professional, legal, tax and financial advisors the suitability of an investment in the Shares for the undersigned’s particular tax and financial situation, and the undersigned has not relied on Excel Trust, the Operating Partnership or any of their officers, directors, affiliates or professional advisors for such advice as to such consequences.

(viii) All information, including, but not limited to, the Investor Questionnaire, which the undersigned has provided or hereafter provides to Excel Trust and the Operating Partnership concerning the undersigned including, without limitation, the undersigned’s financial position and business experience, is true, correct and complete as of the date set forth below, and shall be true, correct and complete as of the date of the acquisition of the Shares by the undersigned. If there should be any material change in such information prior to the acquisition of the Shares by the undersigned, the undersigned will immediately furnish such revised or corrected information to the Operating Partnership.

(ix) If the undersigned is an individual, the undersigned represents and warrants that (A) the undersigned has the legal capacity to enter into this Agreement and perform the undersigned’s obligations hereunder; and (B) the consummation of the transactions contemplated by this Agreement to be performed by the undersigned will not result in a breach of violation of, or a default under, any agreement by which the undersigned or any of the undersigned’s property is or are bound, or any statute, regulation, order or other law to which the undersigned is subject.

(x) If the undersigned is not an individual, the undersigned represents and warrants that (A) the execution and delivery of this Agreement and all transactions contemplated hereby have been duly authorized by all necessary action, including without limitation, that of its general partner(s), committee(s), trustee(s), manager(s), beneficiaries, director(s), member(s) and/or stockholder(s), as the case may be, as required; and (B) the consummation of such transactions shall not result in a breach or violation of, or a default under, its certificate of limited partnership, partnership agreement, trust agreement, limited liability company operating agreement, charter or bylaws, as the case may be, any agreements by which the undersigned or any of the undersigned’s properties or any of its partners, beneficiaries, trustees or stockholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which the undersigned or any of its partners, trustees, beneficiaries or stockholders, as the case may be, is or are subject.

12

(xi) This Agreement has been duly executed and delivered by the undersigned and is binding upon, and enforceable against, the undersigned in accordance with its terms.

(xii) If the undersigned is not an individual, the person signing this Agreement on its behalf hereby represents and warrants that the information contained in any Investor Questionnaire completed by any stockholders of such corporation or partners of such partnership or beneficiaries of such trust or other entity is true and correct with respect to such stockholders, partners or beneficiaries (and if any such stockholder, partner or beneficiary is itself a corporation, partnership or other entity, with respect to all persons having an interest in such corporation, partnership or other entity, whether directly or indirectly) and that the person signing this Agreement has made due inquiry to determine the truthfulness and accuracy of the information contained in any such Investor Questionnaire.

(xiii) Within five (5) days after receipt of a request from Excel Trust or the Operating Partnership, the undersigned hereby agrees to provide such information and to execute and deliver such documents as may be reasonably necessary to comply with any and all laws and regulations to which Excel Trust or the Operating Partnership is subject. Furthermore, The undersigned hereby agrees to execute and deliver any and all documentation reasonably required by Excel Trust and the Operating Partnership to evidence or reflect any of the matters described or contemplated hereunder.

(xiv) The undersigned agrees and acknowledges that Excel Trust has the right to reject the subscription of the undersigned, whether because the undersigned is other than an Accredited Investor, the undersigned has not delivered to Excel Trust satisfactory Subscription Package or other information confirming the status of such person or entity as an Accredited Investor, or otherwise.

(b) The foregoing representations, warranties, covenants and agreements, together with all other representations and warranties made or given by the undersigned to Excel Trust or the Operating Partnership in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date hereof and also as of the effective date of any issuance of the Shares described hereunder to the undersigned as if made on and as of such date and shall survive such date.

III.	REGISTRATION RIGHTS

(a) During the period commencing on the Closing Date and terminating six (6) months thereafter, if (but with no obligation to do so) Excel Trust proposes to register any of its shares of common stock, either for its own account or the account of a stockholder or stockholders (other than (i) a registration relating solely to employee benefit or similar plans, or (ii) a registration relating to a Rule 145 transaction), and the registration form to be used may be used for the registration of the Shares, Excel Trust shall, at such time, promptly give the undersigned written notice of such registration. Upon written request of the undersigned given within twenty (20) calendar days of the date such notice is given, Excel Trust shall, subject to the provisions of Section III(b) below, include in the registration all of the Shares that the undersigned has requested to be registered. Excel Trust shall have the right to terminate or withdraw any registration initiated by it under this Section III(a) before the effective date of such registration, whether or not the undersigned has elected to include Shares in such registration.

13

(b) In connection with any offering involving an underwriting of shares of shares of common stock in Excel Trust pursuant to Section III(a) hereof, Excel Trust shall not be required to include any of the undersigned’s Shares in such underwriting unless the undersigned accepts the terms of the underwriting as agreed upon between Excel Trust and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by Excel Trust. If the total number of securities, including Shares, requested by the undersigned to be included in such offering exceeds the number of securities to be sold (other than by Excel Trust) that the underwriters determine is compatible with the success of the offering, then Excel Trust shall be required to include in the offering only that number of such securities, including Shares, which the underwriters and Excel Trust in their sole discretion determine will not jeopardize the success of the offering.

(c) All expenses in connection with such registration of the Shares, including, without limitation, all registration and filing fees, underwriting expenses (other than sales fees, broker commissions or underwriting discounts), expenses of any audits incident to or required by any such registration, fees and expenses of complying with securities and “blue sky” laws, printing expenses, fees and expenses of Excel Trust’s counsel and accountants, shall be paid by Excel Trust. The undersigned shall bear all sales fees, broker commissions, and underwriting discounts with respect to the sale of the Shares pursuant to a registration statement.

(d) Excel Trust shall indemnify and hold harmless, to the fullest extent permitted by law, the undersigned and the undersigned’s officers, directors, managers, members, partners, stockholders and affiliates, each underwriter, broker or any other person acting on behalf of the undersigned and each other Person, if any, who controls any of the foregoing persons, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing persons may become subject under the Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Act) or any amendment thereof or supplement thereto, or (ii) any omission or alleged omission or a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Excel Trust or the Operating Partnership of the Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to Excel Trust or the Operating Partnership and relating to action or inaction required of Excel Trust or the Operating Partnership in connection with any such registration, qualification or compliance; and shall reimburse such persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability; provided, however, that Excel Trust shall have no obligations hereunder insofar as the same are caused by or contained in any information furnished in writing to Excel Trust or the Operation Partnership by the undersigned or on the undersigned’s behalf expressly for use therein, or by the undersigned’s failure to deliver or cause to be delivered a copy of the registration statement, prospectus, free-writing prospectus (as defined in Rule 405 promulgated under the Act) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after Excel Trust has furnished such holder with a sufficient number of copies of the same prior to any written confirmation of the sale of the Shares. For purposes of this Article III, the term “Persons” shall mean and refer to any individual, corporation, partnership, trust, limited liability company, association or other entity.

(e) The undersigned shall indemnify and hold harmless Excel Trust and the Operating Partnership, and their respective officers, directors, employees and agents and each such Person, if any, who controls Excel Trust or the Operating Partnership within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Excel

14

Trust to the undersigned set forth in Section III(d) above, but only with respect to information relating to the undersigned furnished in writing by the undersigned or on the undersigned’s behalf expressly for use in any registration statement or prospectus relating to the Shares, or any amendment or supplement thereto, or any preliminary prospectus.

IV.	MISCELLANEOUS

(a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

(b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or when sent by registered or certified mail, return receipt requested, addressed to the other party at the address of such party set forth herein, or to such other address furnished by notice given in accordance with this paragraph.

(c) The representations and warranties set forth in this Agreement shall survive indefinitely, as well as the right of Excel Trust and the Operating Partnership to enforce the same and/or seek damages for their breach. Failure of Excel Trust or the Operating Partnership to exercise any right or remedy under this Agreement or any other agreement between Excel Trust or the Operating Partnership and the undersigned, or otherwise, or delay by Excel Trust or the Operating Partnership in exercising same, will not operate as a waiver thereof. No waiver by Excel Trust or the Operating Partnership will be effective unless and until it is in writing and signed by Excel Trust or the Operating Partnership, as the case may be.

(d) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Maryland. This Agreement and the rights, powers and duties set forth herein shall be binding upon the undersigned, the undersigned’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of Excel Trust, their successors and assigns. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(e) The undersigned hereby certifies under the penalties of perjury that the social security number or tax identification number provided below and the information provided with respect to Section 3406(a)(1)(C) of the Code is true, correct and complete.

(f) This Agreement may be executed in any number of counterparts, each of which shall be considered an original. This Agreement may be delivered via PDF electronic transmission or by facsimile.

[Signature Page Follows]

15

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the          day of             , 20    .

Number/Amount of Shares Subscribed to by the Undersigned:

Name of Entity

Authorized Signature

PRINT name and Title of Person Signing

Address:

[Investor Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the          day of January, 2012.

EXCEL TRUST, INC., a Maryland corporation

By:
Name:
Its:

[Excel Trust Signature Page to Subscription Agreement]

APPENDIX I

IRS FORM W-9

(See Attached)

Form W-9 (Rev. November 2005) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name, if different from above
	Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Other ▶	☐	Exempt from backup withholding
	Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person ▶	Date ▶

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

— An individual who is a citizen or resident of the United States,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

— Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 11-2005)

Form W-9 (Rev. 11-2005)	Page 2

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules regarding partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 11-2005)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt recipients 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

by

and

between

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

“Seller”

and

EXCEL TRUST, L.P., a Delaware limited partnership

“Purchaser”

Dated as of

October 25, 2011

EXHIBIT A	LEGAL DESCRIPTION OF THE LAND
EXHIBIT B	SCHEDULE OF LEASES
EXHIBIT C	EXCLUDED PROPERTY
EXHIBIT D	SCHEDULE OF TRADE NAMES
EXHIBIT E	SCHEDULE OF CONTRACTS
EXHIBIT F	SCHEDULE OF OPERATING AGREEMENTS
EXHIBIT G	FORM OF SPECIAL WARRANTY DEED
EXHIBIT H	FORM OF BILL OF SALE
EXHIBIT I	FORM OF GENERAL ASSIGNMENT
EXHIBIT J	FORM OF ASSIGNMENT OF LEASES
EXHIBIT K	FORM OF ASSIGNMENT OF OPERATING AGREEMENTS
EXHIBIT L	CERTIFICATION OF NON-FOREIGN STATUS
EXHIBIT M	SCHEDULE OF LITIGATION AND DISCLOSURES AND EXISTING SECURITY ITEMS
EXHIBIT N	FORM OF SELLER ESTOPPEL CERTIFICATE
EXHIBIT N-1	FORM OF TENANT ESTOPPEL CERTIFICATE
EXHIBIT O	PRORATION METHOD
EXHIBIT P	SCHEDULE OF ENVIRONMENTAL REPORTS
EXHIBIT Q	FORM OF TENANT NOTICE
EXHIBIT R	SUBSCRIPTION DOCUMENTS

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

This First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (this “Amendment”) is made and entered into as of November 30, 2011 by and between LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Seller”) and EXCEL TRUST, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

A. Seller and Purchaser have previously executed and delivered that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011 (the “Agreement”) with respect to the purchase and sale of certain Property more particularly described therein and establishing Thomas Title & Escrow, L.L.C. Escrow No. L111019.

B. Seller and Purchaser have agreed to amend the Agreement, subject to and in accordance with the further terms, covenants and provisions of this Amendment.

NOW, THEREFORE, in consideration of the execution and delivery of the Agreement, the foregoing Recitals, the mutual agreements, covenants and promises contained in this Amendment and other good and valuable considerations, the receipt, sufficiency and validity of which is hereby acknowledged, Purchaser and Seller agree as follows:

1. Definitions. Capitalized terms used in this Amendment without definition shall have the meanings assigned to such terms in the Agreement, unless the context expressly requires otherwise.

2. Due Diligence Period. Section 5(a) of the Agreement is hereby amended by extending the expiration of the Due Diligence Period from November 30, 2011 to December 8, 2011.

3. Full Force and Effect. Except as expressly modified by this Amendment, the Agreement remains unmodified and in full force and effect. All references in the Agreement to “this Agreement” shall be deemed references to the Agreement as modified by this Amendment.

4. Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts and the signature pages combined to constitute one document. Electronic signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment as of the first date above written.

SELLER:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, INC., an Arizona corporation
Its:	General Partner

	By:	/s/ William Levine
Name:
Its:

PURCHASER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation
Its:	General Partner

	By:	/s/ S. Eric Ottesen
	Name:	S. Eric Ottesen, Esq.
	Its:	Senior Vice President and General Counsel

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

This Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (this “Amendment”) is made and entered into as of December 8, 2011 by and between LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Seller”) and EXCEL TRUST, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

A. Seller and Purchaser have previously executed and delivered that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011, as amended by a First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 30, 2011 (the “Agreement”) with respect to the purchase and sale of certain Property more particularly described therein and establishing Thomas Title & Escrow, L.L.C. Escrow No. L111019.

B. Seller and Purchaser have agreed to further amend the Agreement, subject to and in accordance with the further terms, covenants and provisions of this Amendment.

NOW, THEREFORE, in consideration of the execution and delivery of the Agreement, the foregoing Recitals, the mutual agreements, covenants and promises contained in this Amendment and other good and valuable considerations, the receipt, sufficiency and validity of which is hereby acknowledged, Purchaser and Seller agree as follows:

1. Definitions. Capitalized terms used in this Amendment without definition shall have the meanings assigned to such terms in the Agreement, unless the context expressly requires otherwise.

2. Due Diligence. Section 5(a) of the Agreement is hereby amended by extending the expiration of the Due Diligence Period from December 8, 2011 to January 31, 2012.

3. Closing. Section 16 of the Agreement is hereby amended and restated in its entirety as follows:

“As used herein, the “Closing” is the consummation of the purchase and sale contemplated herein which shall occur in a single closing on January 31, 2012 (the “Outside Closing Date”). As used herein, the term “Closing Date” means the date the Purchase Price is received by Seller and the Special Warranty Deed is recorded.”

4. Master Lease – Richmond American Homes. Seller has agreed to lease from Purchaser the portion of the Property commonly referred to as Promenade Corporate Center I, Suite 175, 16427 North Scottsdale Road, Scottsdale, Arizona consisting of 27,306 rentable square feet (the “Richmond American Space”) from the Closing Date until the earlier of (i) two (2) years after the Closing Date, or (ii) the date the Richmond American space is occupied by a Replacement Tenant. In this regard, Purchaser and Seller shall execute and deliver at the Closing a master lease in the form attached to this Amendment as Exhibit A-1 (the “Master Lease – Richmond American”). To fund Seller’s obligations under the Master Lease – Richmond American, Escrow Agent shall deduct from the Purchase Price and maintain in Escrow in a separate escrow account (the “Holdback Account – Richmond American”), the sum of One Million Ninety Four Thousand Four Hundred Twenty Four and 48/100 Dollars ($1,094,424.48) (“Holdback Funds – Richmond American”). In this regard, at the Closing, Purchaser and Seller shall execute and deliver to Escrow Agent escrow instructions governing the disbursement of the Holdback Funds – Richmond American in the form attached to this Amendment as Exhibit B-1 (the “Escrow Holdback Agreement – Richmond American”). Escrow Agent shall disburse to Purchaser monthly from the Holdback Account – Richmond American, the sum of Forty Five Thousand Six Hundred One and 02/100 Dollars ($45,601.02) (the “Monthly Disbursement”), representing the monthly rent under the Master Lease – Richmond American. If, in accordance with the terms of the Master Lease – Richmond American, Purchaser or Seller leases all or a portion of the Richmond American space to a Replacement Tenant and such Replacement Tenant commences the payment of rent, Purchaser and Seller shall provide written notice thereof to Escrow Agent. If the minimum monthly rent or base rent payable by such Replacement Tenant pursuant to a Replacement Lease exceeds the Monthly Disbursement, such notice shall instruct the Escrow Agent to disburse the balance of the Holdback Funds – Richmond American to Seller. If the minimum monthly rent or base rent payable by such Replacement Tenant pursuant to a Replacement Lease is less than the Monthly Disbursement, such notice shall instruct Escrow Agent to reduce the Monthly Disbursement to Purchaser by the amount payable by the Replacement Tenant.

5. Master Lease – Wachovia/Wells Fargo. Seller has agreed to lease from Purchaser the portion of the Property commonly referred to as Promenade Corporate Center II, Suite 200, 16435 North Scottsdale Road, Scottsdale, Arizona consisting of 4,137 rentable square feet (the “Wachovia/Wells Fargo Space”) from the Closing Date until the earlier of (i) one (1) year after the Closing Date, or (ii) the date the Wachovia/Wells Fargo space is occupied by a Replacement Tenant. In this regard, Purchaser and Seller shall execute and deliver at the Closing a master lease in the form attached to this Amendment as Exhibit A-2 (the “Master Lease – Wachovia/Wells Fargo”). To fund Seller’s obligations under the Master Lease – Wachovia/Wells Fargo, Escrow Agent shall deduct from the Purchase Price and maintain in Escrow in a separate escrow account (the “Holdback Account – Wachovia/Wells Fargo”) the sum of One Hundred Thirty Six Thousand Five Hundred Twenty One and No/100 Dollars ($136,521.00) (“Holdback Funds – Wachovia/Wells Fargo”). In this regard, at the Closing, Purchaser and Seller shall execute and deliver to Escrow Agent escrow instructions governing the disbursement of the Holdback Funds – Wachovia/Wells Fargo in the form attached to this Amendment as Exhibit B-2 (the “Escrow Holdback Agreement – Wachovia/Wells Fargo”). Escrow Agent shall disburse to Purchaser monthly from the Holdback Account – Wachovia/Wells Fargo, the sum of Eleven Thousand Three Hundred Seventy Six and 75/100 Dollars ($11,376.75) (the “Monthly Disbursement”), representing the monthly rent under the Master Lease – Wachovia/Wells Fargo. If, in accordance with the terms of the Master Lease – Wachovia/Wells Fargo, Purchaser or Seller leases all or a portion of the Wachovia/Wells Fargo space to a Replacement Tenant and such Replacement Tenant commences the payment of rent, Purchaser and Seller shall provide written notice thereof to Escrow Agent. If the minimum monthly rent or base rent payable by such Replacement Tenant pursuant to a Replacement Lease exceeds the Monthly Disbursement, such notice shall instruct the Escrow Agent to disburse the balance of the Holdback Funds – Wachovia/Wells Fargo to Seller. If the minimum monthly rent or base rent payable by such Replacement Tenant is less than the Monthly Disbursement, such notice shall instruct Escrow Agent to reduce the Monthly Disbursement to Purchaser by the amount payable by the Replacement Tenant.

6. Additional Closing Deliveries. In addition to the documents and instruments to be executed by Purchaser and Seller at the Closing as described in Sections 13 and 14 of the Agreement, Purchaser and Seller shall execute and deliver the Master Lease – Richmond American, the Master Lease – Wachovia/Wells Fargo, the Escrow Holdback Agreement – Richmond American and the Escrow Holdback Agreement – Wachovia/Wells Fargo.

7. Tenant Estoppel Certificates. Purchaser and Seller acknowledge and agree that in accordance with the provisions of Section 11(a)(iv) of the Agreement, Purchaser has received, prior to the date of this Amendment, one or more Tenant Estoppel Certificates. Purchaser and Seller acknowledge and agree that notwithstanding the extension of the Outside Closing Date and the Closing as described in Paragraph 3 of this Amendment, Purchaser shall not have the right to object to any Tenant Estoppel Certificates previously received and approved (or deemed approved) by Purchaser.

8. Full Force and Effect. Except as expressly modified by this Amendment, the Agreement remains unmodified and in full force and effect. All references in the Agreement to “this Agreement” shall be deemed references to the Agreement as modified by this Amendment.

9. Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts and the signature pages combined to constitute one document. Electronic signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, Purchaser and Seller have executed and delivered this Amendment as of the date and year first above written.

SELLER:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, INC., an Arizona corporation
Its:	General Partner

	By:	/s/ William Levine
Name:
Its:

PURCHASER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation
Its:	General Partner

	By:	/s/ Mark T. Burton
	Name:	Mark T. Burton
	Its:	Chief Investment Officer

EXHIBIT “A-1”

Master Lease – Richmond American

A-1-1

EXHIBIT “A-2”

Master Lease –Wachovia/Wells Fargo

A-2-1

EXHIBIT “B-1”

Escrow Holdback Agreement – Richmond American

B-1-1

EXHIBIT “B-2”

Escrow Holdback Agreement – Wachovia/Wells Fargo

B-2-1

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

This Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (this “Amendment”) is made and entered into as of December 15, 2011 by and between LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Seller”) and EXCEL TRUST, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

A. Seller and Purchaser have previously executed and delivered that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011, as amended by a First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated November 30, 2011, as amended by a Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated December 8, 2011 (the “Agreement”) with respect to the purchase and sale of certain Property more particularly described therein and establishing Thomas Title & Escrow, L.L.C. Escrow No. L111019.

B. Seller and Purchaser have agreed to amend the Agreement, subject to and in accordance with the further terms, covenants and provisions of this Amendment.

NOW, THEREFORE, in consideration of the execution and delivery of the Agreement, the foregoing Recitals, the mutual agreements, covenants and promises contained in this Amendment and other good and valuable considerations, the receipt, sufficiency and validity of which is hereby acknowledged, Purchaser and Seller agree as follows:

1. Definitions. Capitalized terms used in this Amendment without definition shall have the meanings assigned to such terms in the Agreement, unless the context expressly requires otherwise.

2. Due Diligence Period. Section 5(a) of the Agreement is hereby amended by extending the expiration of the Due Diligence Period from December 15, 2011 to December 22, 2011.

3. Full Force and Effect. Except as expressly modified by this Amendment, the Agreement remains unmodified and in full force and effect. All references in the Agreement to “this Agreement” shall be deemed references to the Agreement as modified by this Amendment.

4. Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts and the signature pages combined to constitute one document. Electronic signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment as of the first date above written.

SELLER:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, INC., an Arizona corporation
Its:	General Partner

	By:	/s/ William Levine
Name:
Its:

PURCHASER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation
Its:	General Partner

	By:	/s/ Mark T. Burton
	Name:	Mark T. Burton
	Its:	Chief Investment Officer

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

This Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (this “Amendment”) is made and entered into as of December 22, 2011 by and between LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Seller”) and EXCEL TRUST, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

A. Seller and Purchaser have previously executed and delivered that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011, as amended by a First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 30, 2011, as amended by a Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of December 8, 2011, as amended by a Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of December 15, 2011 (the “Agreement”) with respect to the purchase and sale of certain Property more particularly described therein and establishing Thomas Title & Escrow, L.L.C. Escrow No. L111019.

B. Seller and Purchaser have agreed to further amend the Agreement, subject to and in accordance with the further terms, covenants and provisions of this Amendment.

NOW, THEREFORE, in consideration of the execution and delivery of the Agreement, the foregoing Recitals, the mutual agreements, covenants and promises contained in this Amendment and other good and valuable considerations, the receipt, sufficiency and validity of which is hereby acknowledged, Purchaser and Seller agree as follows:

1. Definitions. Capitalized terms used in this Amendment without definition shall have the meanings assigned to such terms in the Agreement, unless the context expressly requires otherwise.

2. Due Diligence. Section 5(a) of the Agreement is hereby amended by extending the expiration of the Due Diligence Period from December 22, 2011 to January 31, 2012.

3. Closing. Section 16 of the Agreement is hereby amended and restated in its entirety as follows:

“As used herein, the “Closing” is the consummation of the purchase and sale contemplated herein which shall occur in a single closing on January 31, 2012 (the “Outside Closing Date”). As used herein, the term “Closing Date” means the date the Purchase Price is received by Seller and the Special Warranty Deed is recorded.”

4. Master Lease – Richmond American Homes. Seller has agreed to lease from Purchaser the portion of the Property commonly referred to as Promenade Corporate Center I, Suite 175, 16427 North Scottsdale Road, Scottsdale, Arizona consisting of 27,306 rentable square feet (the “Richmond American Space”) from February 1, 2013 until the earlier of (i) January 31, 2015, or (ii) the date the Richmond American space is occupied by a Replacement Tenant (as defined in the Master Lease-Richmond American), pursuant to a Replacement Lease (as defined in the Master Lease-Richmond American). In this regard, Purchaser and Seller shall execute and deliver at the Closing a master lease in the form attached to this Amendment as Exhibit A-1 (the “Master Lease – Richmond American”). To

1

fund Seller’s obligations under the Master Lease – Richmond American, Escrow Agent shall deduct from the Purchase Price and maintain in Escrow in a separate escrow account (the “Holdback Account – Richmond American”), the sum of One Million Ninety Four Thousand Four Hundred Twenty Four and 48/100 Dollars ($1,094,424.48) (“Holdback Funds – Richmond American”). In this regard, at the Closing, Purchaser and Seller shall execute and deliver to Escrow Agent escrow instructions governing the disbursement of the Holdback Funds – Richmond American in the form attached to this Amendment as Exhibit B-1 (the “Escrow Holdback Agreement – Richmond American”). Escrow Agent shall disburse to Purchaser monthly from the Holdback Account – Richmond American, the sum of Forty Five Thousand Six Hundred One and 02/100 Dollars ($45,601.02) (the “Monthly Disbursement”), representing the monthly rent under the Master Lease – Richmond American. If, in accordance with the terms of the Master Lease – Richmond American, Purchaser or Seller leases all or a portion of the Richmond American space to a Replacement Tenant and such Replacement Tenant commences the payment of rent, Purchaser and Seller shall provide written notice thereof to Escrow Agent. If the minimum monthly rent or base rent payable by such Replacement Tenant pursuant to a Replacement Lease exceeds the Monthly Disbursement, such notice shall instruct the Escrow Agent to disburse the balance of the Holdback Funds – Richmond American to Seller. If the minimum monthly rent or base rent payable by such Replacement Tenant pursuant to a Replacement Lease is less than the Monthly Disbursement, such notice shall instruct Escrow Agent to reduce the Monthly Disbursement to Purchaser by the amount payable by the Replacement Tenant. In addition, Purchaser and Seller shall provide to Escrow Agent written notice of the amount of leasing commissions, tenant improvement allowances, tenant improvements, rent credits and/or other tenant inducement costs incurred with respect to a Replacement Lease and the amount set forth in such notice shall be disbursed by Escrow Agent from the Holdback Funds-Richmond American to Purchaser.

5. Master Lease – Wachovia/Wells Fargo. Seller has agreed to lease from Purchaser the portion of the Property commonly referred to as Promenade Corporate Center II, Suite 200, 16435 North Scottsdale Road, Scottsdale, Arizona consisting of 4,137 rentable square feet (the “Wachovia/Wells Fargo Space”) from June 1, 2012 until the earlier of (i) May 31, 2013, or (ii) the date the Wachovia/Wells Fargo space is occupied by a Replacement Tenant (as defined in the Master Lease-Wachovia/Wells Fargo), pursuant to a Replacement Lease (as defined in the Master Lease-Wachovia/Wells Fargo). In this regard, Purchaser and Seller shall execute and deliver at the Closing a master lease in the form attached to this Amendment as Exhibit A-2 (the “Master Lease – Wachovia/Wells Fargo”). To fund Seller’s obligations under the Master Lease – Wachovia/Wells Fargo, Escrow Agent shall deduct from the Purchase Price and maintain in Escrow in a separate escrow account (the “Holdback Account – Wachovia/Wells Fargo”) the sum of One Hundred Thirty Six Thousand Five Hundred Twenty One and No/100 Dollars ($136,521.00) (“Holdback Funds – Wachovia/Wells Fargo”). In this regard, at the Closing, Purchaser and Seller shall execute and deliver to Escrow Agent escrow instructions governing the disbursement of the Holdback Funds – Wachovia/Wells Fargo in the form attached to this Amendment as Exhibit B-2 (the “Escrow Holdback Agreement – Wachovia/Wells Fargo”). Escrow Agent shall disburse to Purchaser monthly from the Holdback Account – Wachovia/Wells Fargo, the sum of Eleven Thousand Three Hundred Seventy Six and 75/100 Dollars ($11,376.75) (the “Monthly Disbursement”), representing the monthly rent under the Master Lease – Wachovia/Wells Fargo. If, in accordance with the terms of the Master Lease – Wachovia/Wells Fargo, Purchaser or Seller leases all or a portion of the Wachovia/Wells Fargo space to a Replacement Tenant and such Replacement Tenant commences the payment of rent, Purchaser and Seller shall provide written notice thereof to Escrow Agent. If the minimum monthly rent or base rent payable by such Replacement Tenant pursuant to a Replacement Lease exceeds the Monthly Disbursement, such notice shall instruct the Escrow Agent to disburse the balance of the Holdback Funds – Wachovia/Wells Fargo to Seller. If the minimum monthly rent or base rent payable by such Replacement Tenant is less than the Monthly Disbursement, such notice shall instruct Escrow Agent to reduce the Monthly Disbursement to Purchaser by the amount payable by the Replacement Tenant. In addition, Purchaser and Seller shall provide to Escrow Agent written notice of the amount of leasing

2

commissions, tenant improvement allowances, tenant improvements, rent credits and/or other tenant inducement costs incurred with respect to a Replacement Lease and the amount set forth in such notice shall be disbursed by Escrow Agent from the Holdback Funds-Wachovia/Wells Fargo to Purchaser.

6. Additional Closing Deliveries. In addition to the documents and instruments to be executed by Purchaser and Seller at the Closing as described in Sections 13 and 14 of the Agreement, Purchaser and Seller shall execute and deliver the Master Lease – Richmond American, the Master Lease – Wachovia/Wells Fargo, the Escrow Holdback Agreement – Richmond American and the Escrow Holdback Agreement – Wachovia/Wells Fargo.

7. Tenant Estoppel Certificates. Purchaser and Seller acknowledge and agree that in accordance with the provisions of Section 11(a)(iv) of the Agreement, Purchaser has received, prior to the date of this Amendment, one or more Tenant Estoppel Certificates. Purchaser and Seller acknowledge and agree that notwithstanding the extension of the Outside Closing Date and the Closing as described in Paragraph 3 of this Amendment, Purchaser shall not have the right to object to any Tenant Estoppel Certificates previously received and approved (or deemed approved) by Purchaser.

8. Full Force and Effect. Except as expressly modified by this Amendment, the Agreement remains unmodified and in full force and effect. All references in the Agreement to “this Agreement” shall be deemed references to the Agreement as modified by this Amendment.

9. Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts and the signature pages combined to constitute one document. Electronic signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, Purchaser and Seller have executed and delivered this Amendment as of the date and year first above written.

SELLER:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, INC., an Arizona corporation
Its:	General Partner

	By:	/s/ William Levine
	Name:	William S. Levine
	Its:	Chairman

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PURCHASER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation
Its:	General Partner

	By:	/s/ Mark T. Burton
	Name:	Mark T. Burton
	Its:	Chief Investment Officer

4

EXHIBIT “A-1”

Master Lease – Richmond American

A-1-1

EXHIBIT “A-2”

Master Lease –Wachovia/Wells Fargo

A-2-1

EXHIBIT “B-1”

Escrow Holdback Agreement – Richmond American

B-1-1

EXHIBIT “B-2”

Escrow Holdback Agreement – Wachovia/Wells Fargo

B-2-1

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

This Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (this “Amendment”) is made and entered into as of January 23, 2012, by and between LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Seller”), and EXCEL PROMENADE OFFICE LLC, a Delaware limited liability company, as assignee from EXCEL TRUST, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

A. Seller and Purchaser have previously executed and delivered that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011 (the “Original Purchase Agreement”), as amended by a First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 30, 2011, as amended by a Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of December 8, 2011, as amended by a Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of December 15, 2011, and as amended by a Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of December 22, 2011 (the “Fourth Amendment”) (collectively, the “Agreement”), with respect to the purchase and sale of certain Property more particularly described therein and establishing Thomas Title & Escrow, L.L.C. Escrow No. L111019.

B. Seller and Purchaser have agreed to further amend the Agreement, subject to and in accordance with the further terms, covenants and provisions of this Amendment.

NOW, THEREFORE, in consideration of the execution and delivery of the Agreement, the foregoing Recitals, the mutual agreements, covenants and promises contained in this Amendment and other good and valuable considerations, the receipt, sufficiency and validity of which is hereby acknowledged, Purchaser and Seller agree as follows:

1. Definitions. Capitalized terms used in this Amendment without definition shall have the meanings assigned to such terms in the Agreement, unless the context expressly requires otherwise.

2. Master Lease – Richmond American Homes. Section 4 of the Fourth Amendment is amended and restated in its entirety as follows:

Seller has agreed to lease from Purchaser the portion of the Property commonly referred to as Promenade Corporate Center I, Suite 175, 16427 North Scottsdale Road, Scottsdale, Arizona, consisting of 27,306 rentable square feet (the “Richmond American Space”), from February 1, 2013 until the earlier of: (i) January 31, 2015; or (ii) the date the Richmond American Space is occupied by a Replacement Tenant pursuant to a Replacement Lease (as said terms are defined in the Master Lease – Richmond American), and the minimum monthly rent or base rent and expense reimbursements payable by such Replacement Tenant pursuant to the Replacement Lease exceeds the Monthly Disbursement, as said term is defined in this Section 2. In this regard, Purchaser and Seller shall execute and deliver at the Closing a master lease in the form attached to this Amendment as Exhibit “A-1” (the “Master Lease – Richmond American”). To fund Seller’s obligations under the Master Lease – Richmond American, Escrow Agent shall deduct from the Purchase Price and maintain in Escrow in a separate escrow account (the “Holdback Account – Richmond American”), the sum of One Million One Hundred Ninety Six Thousand Three Hundred Seventy Six and 48/100 Dollars ($1,196,376.48) (“Holdback Funds – Richmond American”). In this regard, at the Closing, Purchaser and Seller shall execute and deliver to Escrow Agent escrow instructions governing the disbursement of the Holdback Funds – Richmond American in the form attached to this Amendment as Exhibit “B-1” (the “Escrow Holdback Agreement – Richmond American”). Escrow Agent shall disburse to Purchaser monthly from the Holdback Account – Richmond American, the sum of Forty Nine Thousand Eight Hundred Forty Nine and 02/100 Dollars ($49,849.02) (the “Monthly Disbursement”), representing the monthly rent and expense reimbursement under the Master Lease – Richmond American. If, in accordance with the terms of the Master Lease – Richmond American, Purchaser or Seller leases all or a portion of the Richmond American Space to a Replacement Tenant pursuant to a Replacement Lease and such Replacement Tenant commences the payment of rent, Purchaser and Seller shall provide written notice thereof to Escrow Agent. If the minimum monthly rent or base rent and expense reimbursements payable by such Replacement Tenant pursuant to the Replacement Lease exceeds the Monthly Disbursement, such notice shall instruct the Escrow Agent to disburse the balance of the Holdback Funds – Richmond American to Seller. If the minimum monthly rent or base rent and expense reimbursements payable by such Replacement Tenant pursuant to the Replacement Lease are less than the Monthly Disbursement, such notice shall instruct Escrow Agent to reduce the Monthly Disbursement to Purchaser by the corresponding monthly amount payable by the Replacement Tenant pursuant to the Replacement Lease. In addition, Purchaser and Seller shall provide to Escrow Agent written notice of the amount of leasing commissions, tenant improvement allowances, tenant improvements, rent credits and/or other tenant inducement costs incurred with respect to a Replacement Lease (collectively, the “Tenant Inducement Costs”), and the amount set forth in such notice shall be disbursed by Escrow Agent from the Holdback Funds – Richmond American to Purchaser, provided, however, if

2

there are insufficient Holdback Funds – Richmond American in the Holdback Account – Richmond American to pay and satisfy such Tenant Inducement Costs, then Seller shall have no liability for such deficit amount. Purchaser and Seller acknowledge and agree that the maximum liability of Seller to Purchaser under the Master Lease – Richmond American, whether for the Monthly Disbursement and/or Tenant Inducement Costs, shall be limited to the Holdback Funds – Richmond American and, as such, if the amount of Holdback Funds – Richmond American are insufficient to pay the Monthly Disbursements and/or the Tenant Inducement Costs in full, Seller shall have no obligation or liability to pay any additional funds, it being intended that Seller’s liability shall be limited to the Holdback Funds – Richmond American.

3. Master Lease – Wachovia/Wells Fargo. Section 5 of the Fourth Amendment is amended and restated in its entirety as follows:

Seller has agreed to lease from Purchaser the portion of the Property commonly referred to as Promenade Corporate Center II, Suite 200, 16435 North Scottsdale Road, Scottsdale, Arizona, consisting of 4,137 rentable square feet (the “Wachovia/Wells Fargo Space”) from June 1, 2012 until the earlier of: (i) May 31, 2013; or (ii) the date the Wachovia/Wells Fargo Space is occupied by a Replacement Tenant pursuant to a Replacement Lease (as said terms are defined in the Master Lease – Wachovia/Wells Fargo), and the minimum monthly rent or base rent and expense reimbursements payable by such Replacement Tenant pursuant to the Replacement Lease exceeds the Monthly Disbursement, as said term is defined in this Section 3. In this regard, Purchaser and Seller shall execute and deliver at the Closing a master lease in the form attached to this Amendment as Exhibit “A-2” (the “Master Lease – Wachovia/Wells Fargo”). To fund Seller’s obligations under the Master Lease – Wachovia/Wells Fargo, Escrow Agent shall deduct from the Purchase Price and maintain in Escrow in a separate escrow account (the “Holdback Account – Wachovia/Wells Fargo”) the sum of One Hundred Forty Six Thousand Eight Hundred Sixty Five and No/100 Dollars ($146,865.00) (“Holdback Funds – Wachovia/Wells Fargo”). In this regard, at the Closing, Purchaser and Seller shall execute and deliver to Escrow Agent escrow instructions governing the disbursement of the Holdback Funds – Wachovia/Wells Fargo in the form attached to this Amendment as Exhibit “B-2” (the “Escrow Holdback Agreement – Wachovia/Wells Fargo”). Escrow Agent shall disburse to Purchaser monthly from the Holdback Account – Wachovia/Wells Fargo, the sum of Twelve Thousand Two Hundred Thirty Eight and 75/100 Dollars ($12,238.75) (the “Monthly Disbursement”), representing the

3

monthly rent and expense reimbursement under the Master Lease – Wachovia/Wells Fargo. If, in accordance with the terms of the Master Lease – Wachovia/Wells Fargo, Purchaser or Seller leases all or a portion of the Wachovia/Wells Fargo Space to a Replacement Tenant pursuant to a Replacement Lease and such Replacement Tenant commences the payment of rent, Purchaser and Seller shall provide written notice thereof to Escrow Agent. If the minimum monthly rent or base rent and expense reimbursements payable by such Replacement Tenant pursuant to the Replacement Lease exceeds the Monthly Disbursement, such notice shall instruct the Escrow Agent to disburse the balance of the Holdback Funds – Wachovia/Wells Fargo to Seller. If the minimum monthly rent or base rent and expense reimbursements payable by such Replacement Tenant pursuant to the Replacement Lease are less than the Monthly Disbursement, such notice shall instruct Escrow Agent to reduce the Monthly Disbursement to Purchaser by the corresponding monthly amount payable by the Replacement Tenant pursuant to the Replacement Lease. In addition, Purchaser and Seller shall provide to Escrow Agent written notice of the amount of leasing commissions, tenant improvement allowances, tenant improvements, rent credits and/or other tenant inducement costs incurred with respect to a Replacement Lease (collectively, the “Tenant Inducement Costs”), and the amount set forth in such notice shall be disbursed by Escrow Agent from the Holdback Funds – Wachovia/Wells Fargo to Purchaser, provided, however, if there are insufficient Holdback Funds – Wachovia/Wells Fargo in the Holdback Account – Wachovia/Wells Fargo, then Seller shall have no liability for such deficit amount. Purchaser and Seller acknowledge and agree that the maximum liability of Seller to Purchaser under the Master Lease – Wachovia/Wells Fargo, whether for the Monthly Disbursement and/or Tenant Inducement Costs, shall be limited to the Holdback Funds – Wachovia/Wells Fargo and, as such, if the amount of Holdback Funds – Wachovia/Wells Fargo are insufficient to pay the Monthly Disbursements and/or the Tenant Inducement Costs in full, Seller shall have no obligation or liability to pay any additional funds, it being intended that Seller’s liability shall be limited to the Holdback Funds – Wachovia/Wells Fargo.

4. Tenant Estoppel Certificates. Section 7 of the Fourth Amendment is hereby deleted in its entirety and the following provision is hereby substituted in lieu thereof:

Seller Certificate. Without limiting the provisions of Section 11(a)(iv) of the Agreement, on or before the Closing, Seller shall execute and deliver to Purchase the following Seller Certificates:

(a) First, Seller shall execute and deliver to Purchaser a Seller Certificate with respect to each of the following Tenants: (i) Apex Systems, (ii) Diago North America, (iii) Resources Global Professionals, and (iv) Starwood Hotel and Resorts; provided, however, that Seller shall not be obligated to deliver a Seller Certificate with respect to any of the above listed Tenants to the extent that such Tenant delivers a Tenant Estoppel Certificate approved (or deemed approved) by Purchaser in accordance with the provisions of Section 11(a)(iv) of the Agreement prior to Closing; and

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(b) Second, with respect to any Tenant Estoppel Certificate previously delivered to Seller dated prior to December 24, 2011 (each, an “Aged Tenant Estoppel Certificate” and collectively, the “Aged Tenant Estoppel Certificates”), Seller hereby represents and warrants to Purchaser, as of the date hereof and to Seller’s Actual Knowledge, the following with respect to each Lease which is the subject to an Aged Tenant Estoppel Certificate: (i) no event of default has arisen under any Lease which is the subject of an Aged Tenant Estoppel Certificate subsequent to the delivery of such Aged Tenant Estoppel Certificate to Purchaser; and (ii) no Tenant with respect to a Lease which is the subject of an Aged Tenant Estoppel Certificate has a right of offset against the rent payable with respect to the applicable Lease that first arose subsequent to the delivery of such Aged Tenant Estoppel Certificate to Purchaser. Furthermore, in the event any Tenant subject to an Aged Tenant Estoppel Certificate has, since the date of such Aged Tenant Estoppel Certificate, made any rent or expense pass-through payments, to Landlord’s Actual Knowledge, the date and amount of such payment are set forth on Schedule “1.0” attached hereto.

5. Assignment. By instrument dated January 11, 2012, Excel Trust, L.P., has assigned all of its right, title and interest in, to and under the Agreement to Excel Promenade Office LLC, a Delaware limited liability company (“Excel Promenade Office”) and Excel Promenade Office has assumed, for the benefit of Seller, all of the duties, liabilities and obligations of Excel Trust, L.P. under the Agreement. Accordingly, from and after January 11, 2012, pursuant to Section 22(k) of the Agreement, all references in the Agreement to the “Purchaser” shall mean Excel Promenade Office LLC, a Delaware limited liability company.

6. WNB Lease. Reference is hereby made to that certain letter, dated March 10, 2010, by Charles J. Riekena, PLC, to Levine Investments, LP (the “WNB Default Notice”), a copy of which is attached hereto as Exhibit “C”, as reiterated in that certain Tenant Estoppel Certificate, dated November 30, 2011, executed by Western National Bank in favor of Purchaser (the “WNB Estoppel”), a copy of which is attached hereto as Exhibit “D”, in each case with respect to that certain Office Lease Agreement, dated February 7, 2007 (“WNB Lease”), by and between Seller, successor by assignment from Pivotal 650 California Street, L.L.C., an Arizona

5

limited liability company, successor by assignment from Pederson/BVT Promenade Associates, an Arizona general partnership (“Landlord”), and Western National Bank and its successors and assigns (collectively, “WNB”). Seller hereby represents and warrants to Purchaser as of the date hereof that the claim set forth in the WNB Default Notice and WNB Estoppel relating to an installation of an ATM machine on the first floor of the building subject to the WNB Lease (the “WNB Claim”) is not a violation by Seller of the WNB Lease and that no event of default by Seller exists with respect to the WNB Lease as a result of the WNB Claim. Notwithstanding anything in the Agreement to the contrary, Purchaser and Seller acknowledge and agree that the representation and warranty of Seller set forth in this Section 6 shall survive for the applicable statute of limitations. In addition, Purchaser acknowledges that Seller has disclosed to Purchaser that by letter dated January 18, 2012 addressed to Purchaser, Washington Federal Savings provided written notice to Purchaser that Washington Federal Savings has directed the Federal Deposit Insurance Corporation to disaffirm the WNB Lease and that Washington Federal Savings intends to vacate the premises which is the subject of the WNB Lease on or before March 15, 2012.

7. Excel Shares. Section 3(d) of the Original Purchase Agreement is amended and restated in its entirety as follows:

Issuance of Excel Shares. Purchaser shall pay (through the issuance of Excel Shares as described in this Section 3(d)) Forty-Two Million and No/100 Dollars ($42,000,000.00). For the purposes of this Section 3(d), the “Excel Shares” shall mean shares of common stock of Excel Trust, Inc. (which trade on the New York Stock Exchange under the symbol EXL), although Seller acknowledges that the Excel Shares will be subject to restrictions on transfer for a period of one hundred eighty (180) days following the Closing as set forth in the Subscription Documents (as defined below) and in accordance with Rule 144 of the Securities Act of 1933, as amended. The number of Excel Shares to be issued to Seller at the Closing shall be calculated by dividing Forty-Two Million and No/100 Dollars ($42,000,000.00) by an amount equal to Thirteen Dollars ($13.00), rounded down to the nearest whole number. As such, at Closing the Purchaser shall be issued Three Million Two Hundred Thirty Thousand Seven Hundred Sixty-Nine (3,230,769) Excel Shares ($42,000,000.00/$13.00 = 3,230,769).

8. Limitation of Liability. Section 22(s) of the Original Purchase Agreement is amended and restated in its entirety as follows:

Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement or in any exhibits attached hereto or in any documents executed in connection herewith or delivered at Closing (collectively, including this Agreement, said exhibits and any such documents, the “Purchase Documents”), it is expressly understood and agreed by and between the parties hereto that after the Closing: (i) the recourse of Purchaser or its successors or

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assigns against Seller or any of the Seller Parties with respect to the alleged breach by or on the part of Seller or any of the Seller Parties of any representation, warranty, covenant, undertaking, indemnity or agreement contained in any of the Purchase Documents, including any Seller Certificate (collectively, “Seller’s Undertakings”) shall be limited to an amount not to exceed Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00)) in the aggregate, of all recourse of Purchaser under the Purchase Documents; (ii) neither Purchaser nor any of its successors or assigns shall have any recourse against Seller or any of the Seller Parties with respect to the Seller’s Undertakings unless the aggregate amount of all actual damages suffered by Purchaser or its successors and assigns (net of any insurance proceeds received by such party or parties) exceeds Fifty Thousand and No/100 Dollars ($50,000.00) and then in such event, Seller shall only be responsible for the amount up to Seven Hundred Fifty-Thousand and No/100 Dollars ($750,000.00), and (iii) no personal liability or personal responsibility of any sort with respect to any of Seller’s Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Seller or any of the Seller Parties except with respect to Seller and then subject to the limitations in clauses (i) and (ii) above. This Section 22(s) shall in no way limit Purchaser’s right to pursue specific performance pursuant to Section 19(a) and shall not limit Seller’s liability to Purchaser in connection with the post-Closing reconciliation described in Paragraphs (b) and (d) of Exhibit O, nor shall it limit Seller’s indemnity obligations pursuant to Section 2 of Exhibits J, I and K.

9. Exhibits. Exhibits “A-1”, “A-2”, “B-1” and “B-2” to the Fourth Amendment are hereby deleted in their entirety and replaced with Exhibits “A-1”, “A-2”, “B-1” and “B-2”, respectively, as attached to this Amendment.

10. Full Force and Effect. Except as expressly modified by this Amendment, the Agreement remains unmodified and in full force and effect. All references in the Agreement to “this Agreement” shall be deemed references to the Agreement as modified by this Amendment.

11. Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts and the signature pages combined to constitute one document. Electronic signatures shall have the same force and effect as original signatures.

[Signature Page Follows]

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IN WITNESS WHEREOF, Purchaser and Seller have executed and delivered this Amendment as of the date and year first above written.

SELLER:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, INC., an Arizona corporation
Its:	General Partner

	By:	/s/ William Levine
Name:
Its:

PURCHASER:

EXCEL PROMENADE OFFICE LLC, a Delaware limited liability company

By:	Excel Trust, L.P., a Delaware limited partnership, its Manager

	By:	Excel Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ Mark T. Burton
Name: Mark T. Burton
Its: Chief Investment Officer

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ Mark T. Burton
Name: Mark T. Burton
Its: Chief Investment Officer

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SCHEDULE “1.0”

AGED TENANT ESTOPPEL CERTIFICATE RENT AND PASS THROUGH SCHEDULE

Tenant	Date of payment	Rent	CAM	Other	Sales Tax	Total

AAD Fitch	10/31/2011	51,760.04	4,314.79		1,205.71	57,280.44
	12/1/2011			302.54		302.54
	12/5/2011	51,760.04	4,314.79		1,205.71	57,280.44
	1/6/2012	51,760.04	4,314.79		1,205.61	57,280.44

Abbott	10/31/2011	8,848.00	736.28		206.06	9,790.34
	11/25/2011	8,848.00	736.28		206.06	9,790.34
	12/27/2011	8,848.00	736.28		206.06	9,790.34

Apex Systems	10/28/2011	20,774.95	1,179.92		472.03	22,426.90
	11/28/2011	20,774.95	1,179.92		472.03	22,426.90
	1/3/2012	20,774.95	1,179.92		472.03	22,426.90

Autus	11/1/2011	4,462.50			95.94	4,558.44
	12/2/2011	4,462.50			95.94	4,558.44
	12/27/2011	4,462.50			95.94	4,558.44

Bridgelight Capital	10/28/2011	6,636.67			142.69	6,779.36
	11/29/2011	6,636.67			142.69	6,779.36
	1/3/2012	6,636.67			142.69	6,779.36

Buchalter Nemer	10/31/2011	41,717.50			896.93	41,717.50
	11/16/2011			108.28		108.28
	12/5/2011	42,476.00			913.23	43,497.51
	1/5/2012	42,476.00			913.23	43,497.51

Cadtel Systems	11/4/2011	20,979.17	1,187.50	36.00	476.58	22,679.25
	12/12/2011	20,979.17	1,187.50		476.58	22,643.25
	1/6/2012	20,979.17	1,187.50	200.00	476.58	22,843.25
	11/4/2011	11,106.25	661.93		253.02	12,021.20
	12/12/2011	11,106.25	661.93	36.00	253.02	12,057.20
	1/6/2012	11,106.25	661.93		253.02	12,221.20

Clark Hill	11/1/2011	14,875.34	1,618.20		354.61	16,848.15
	12/1/2011	14,875.34	1,618.20		354.61	16,848.15
	1/3/2012	14,875.34	1,618.20		354.61	16,848.15

	11/1/2011	4,093.10			88.00	4,181.10
	12/1/2011	4,093.10			88.00	4,181.10
	1/3/2012	4,093.10			88.00	4,181.10

Daiichi Sankyo	11/1/2011	27,415.19	1,938.19		631.10	29,984.48
	12/1/2011	27,415.19	1,938.19		631.10	29,984.48
	1/4/2012	27,415.19	1,938.19		631.10	29,984.48

Diagio	10/27/2011	4,252.50	121.90		94.05	4,468.45
	11/23/2011	4,252.50	121.90		94.05	4,468.45
	12/27/2011	425.50	121.90		94.05	4,468.45

Fidelity National Title	10/28/2011	5,941.25			127.74	6,068.99
	12/2/2011	5,941.25			127.74	6,068.99
	1/6/2012	5,941.25			127.74	6,068.99

Healthcare Trust	11/9/2011	30,955.13			665.54	31,620.67
	11/30/2011	30,955.13			665.54	31,620.67
	1/9/2012	30,955.13			665.54	31,620.67

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Homeowners Financial	11/4/2011	14,437.50	1,464.65	341.90	16,244.05
	12/5/2011	14,437.50	1,464.65	341.90	16,244.05
	1/6/2012	14,437.50	1,464.65	341.90	16,244.05

Hyperion Financial	11/7/2011	5,865.25		126.10	5,991.35
	12/5/2011	5,865.25		126.10	5,991.35
	1/9/2012	5,865.25		126.10	5,991.35

Intellegent Capitalworks	11/3/2011	2,928.75		62.97	2,991.72
	12/5/2011	2,928.75		62.97	2,991.72
	1/4/2012	2,993.83		64.37	3,058.20

LCA Vision	11/2/2011	8,102.50	656.30	188.31	8,947.11
	12/1/2011	8,102.50	656.30	188.31	8,947.11
	1/3/2012	8,102.50	656.30	188.31	8,947.11

McDowell Sonoran	10/27/2011		287.89	6.19	294.08
	11/18/2011		287.89	6.19	294.08
	12/28/2011		287.89	6.19	294.08

McGuire Performance	10/31/2011	5,726.38	371.75	131.11	6,229.24
	12/1/2011	5,726.38	371.75	131.11	6,229.24
	12/30/2011	5,726.38	371.75	131.11	6,229.24

Meridian Bank	11/3/2011	24,543.67		527.69	25,071.36
	12/5/2011	24,543.67		527.69	25,071.36
	1/5/2012	24,543.67		527.69	25,071.36

Oppenheimer	11/2/2011	17,313.33	1,752.53	409.92	19,475.78
	12/2/2011	17,313.33	1,752.53	409.92	19,475.78
	1/4/2012	17,313.33	1,752.53	409.92	19,475.78

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Resources Global	10/27/2011	7,105.75			152.77	7,258.52
	11/25/2011	7,105.75			152.77	7,258.52
	12/27/2011	7,105.75			152.77	7,258.52

Richmond American	11/9/2011	45,510.00	4,248.34	346.67	1,077.26	51,182.27
	11/21/2011	45,510.00	4,248.34	346.67	1,077.26	51,182.27
	1/13/2012	45,510.00	4,248.34	346.67	1,077.26	51,182.27

Sanofi Aventis	10/31/2011	6,310.46			135.67	6,446.13
	11/25/2011	6,310.46			135.67	6,446.13
	12/27/2011	6,310.46			135.67	6,446.13

Thomas Title	11/2/2011	6,204.63			133.40	6,338.03
	12/2/2011	6,204.63			133.40	6,338.03
	1/5/2012	6,331.25			136.12	6,467.37

Trilogy	11/2/2011	5,843.92			125.64	5,969.56
	12/2/2011	5,843.92			125.64	5,969.56
	1/3/2012	5,843.92			125.64	5,969.56

Uncorked	11/4/2011	3,548.25	947.00		96.65	4,591.90
	12/6/2011	3,548.25	947.00		96.65	4,591.90
	1/6/2012	3,548.25	947.00		96.65	4,591.90

Washington Federal	10/24/2011	17,551.56	985.88		398.55	18,935.99
	11/25/2011	17,551.56	985.88		398.55	18,935.99
	1/3/2012	17,551.56	985.88		398.55	18,935.99

Wells Fargo	10/27/2011	11,375.75	861.88		263.11	12,501.74
	12/1/2011	11,376.75	861.88		263.11	12,501.76
	1/1/2012	11,376.75	861.88		263.13	12,501.78

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EXHIBIT “A-1”

MASTER LEASE

(Richmond American)

MASTER LEASE

(Richmond American)

This Master Lease (this “Lease”) is entered into as of January     , 2012 (the “Effective Date”) between the parties and on the terms and conditions set forth herein.

1. PARTIES. The names and addresses of the parties to this Lease are:

Lessee:	Levine Investments Limited Partnership
1702 East Highland, Suite 310
Phoenix, Arizona 85016
Attention: Andrew M. Cohn
Fax No. 602- 248-0874

With a copy to:	Mariscal Weeks
2901 North Central Avenue, Suite 200
Phoenix, Arizona 85012
Attention: David L. Lansky

Lessor:	Excel Promenade Office LLC
801 North 500 West, Suite 201
West Bountiful, Utah 84010
Attention: Mark T. Burton
Fax No. 801-294-7479

With a copy to:	Excel Trust, L.P.
17140 Bernardo Center Drive, Suite 300
San Diego, California 92128
Attention: Mr. Gary Sabin and
S. Eric Ottesen, Esq.
Fax No. 858-487-9890

With a copy to:	Van A. Tengberg, Esq.
Foley & Lardner LLP
402 West Broadway, Suite 2100
San Diego, California 92101
Fax No. 619-234-3510

2. LEASED SPACE. As further set forth in this Lease, Lessee shall lease from Lessor approximately 27,306 rentable square feet of space known as Suite 175 (the “Leased Space”) located within that certain property known as the Promenade Corporate Center I located at 16427 North Scottsdale Road, Scottsdale, Arizona (the “Property”) on the terms and conditions set forth herein.

3. TERM. Lessee shall lease the Leased Space from Lessor as of February 1, 2013 and continuing until the earlier of (i) January 31, 2015, or (ii) the date that a Replacement Lease is entered into with a Replacement Tenant (as said terms are defined below) for all of the Leased

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Space pursuant to Section 5 below and pursuant to such Replacement Lease, the minimum monthly rent or base rent and expense reimbursements payable by such Replacement Tenant pursuant to the Replacement Lease are equal to or greater than the sum of Forty-Nine Thousand Eight Hundred Forty-Nine Dollars and Two Cents ($49,849.02) per month.

4. RENT. During the term of this Lease, Lessee shall pay (or cause to be paid) to Lessor monthly rent and expense reimbursements in the aggregate sum of Forty-Nine Thousand Eight Hundred Forty-Nine Dollars and Two Cents ($49,849.02) per month, subject to reduction based on the minimum monthly rent or base rent and expense reimbursements payable by a Replacement Tenant pursuant to a Replacement Lease during the term of this Lease. Rent shall be due on the first day of each month.

5. NEW LEASE; APPROVAL. At any time prior to the expiration of the rent obligations of this Lease, Lessee or Lessor may negotiate and secure a tenant or tenants (each, a “Replacement Tenant” and collectively, the “Replacement Tenants”), for the Leased Space (or any portion thereof) and, upon Lessor’s approval (which shall not be unreasonably withheld, conditioned or delayed) and execution of a definitive lease agreement or the lease agreements (each, a “Replacement Lease” and collectively, the “Replacement Leases”). Lessor’s approval shall not be deemed unreasonably withheld if: (a) the proposed Replacement Tenant will lease the Leased Space on less than market terms and conditions; (b) the proposed Replacement Tenant does not meet Lessor’s then current underwriting criteria applied on a uniform, non-discriminatory basis; (c) the proposed Replacement Lease is not substantially on Lessor’s standard form; and (d) the use of the Leased Space by the proposed Replacement Tenant is in violation of the CC&R’s or restrictive covenants contained in any other lease. Lessor shall be responsible for the payment of all leasing commissions, tenant improvement allowances, tenant improvements, rent credits, and other tenant inducement costs with respect to each Replacement Lease (collectively, “Tenant Inducement Costs”), provided, however, that such Tenant Inducement Costs shall first be satisfied from the Holdback Funds – Richmond American (as such term is defined below) in accordance with the terms and conditions of that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between Lessee, as Seller, and Lessor, as Purchaser (the “Fifth Amendment”) and the Escrow Agreement – Richmond American (as such term is defined below).

6. LESSEE PAYMENTS. Reference is hereby made to that certain Escrow Holdback Agreement (Richmond American), dated January     , 2012, by and between Lessor, Lessee and Thomas Title & Escrow, L.L.C. (the “Escrow Agreement – Richmond American”). Notwithstanding anything contained herein to the contrary, as set forth in the Fifth Amendment and the Escrow Agreement – Richmond American, Lessor and Lessee acknowledge and agree that the maximum liability of Lessee to Lessor with respect to this Lease, whether for monthly rent, expense reimbursement or Tenant Inducement Costs, shall be limited to the Holdback Funds – Richmond American (as such term is defined in the Escrow Agreement – Richmond American) and as such, if the amount of Holdback Funds – Richmond American are insufficient to pay the monthly rent, expense reimbursements and/or Tenant Inducement Costs in full, Lessee shall have no obligation or liability to pay any additional funds, it being intended that Lessee’s liability with respect to this Lease shall be limited to the Holdback Funds – Richmond American.

7. PERMITTED USE. The use by Lessee shall be for any lawful purpose.

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8. MISCELLANEOUS.

a. Assignment/Subleasing. Lessee shall not assign this Lease without the prior written consent of Lessor, which consent may be withheld in the sole and absolute discretion of Lessor.

b. Notice. Any notice required or permitted to be delivered under this Lease shall be in writing addressed to Lessee or Lessor, as the case may be, at the address stated in Section 1, and shall be deemed received on the earlier of: (i) actual receipt (including delivery by facsimile); (ii) if certified mail, on the third business day after the date of the certification thereof; or (iii) if sent by overnight delivery service, the next business day. Either party may change the notice addresses by written notice to the other party.

c. Arizona Law to Apply. This Lease shall be construed under and in accordance with the laws of the State of Arizona, and all obligations of the parties created by the Lease are performable in the county in which the Property is located.

d. Parties Bound. This Lease shall be binding upon and inure to the benefit of the parties to this Lease and their respective heirs, executors, administrators, legal representatives, successors and assigns.

e. Legal Construction. In case any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of the Lease, and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained in the Lease.

f. Prior Agreements Superseded. This Lease constitutes the sole and only agreement of the parties to the Lease concerning the Leased Space and supersedes any prior understandings or written or oral agreements between the parties concerning the leasing of the Leased Space.

g. Time of Essence. Time is of the essence of this Lease.

h. Effective Date. The Effective Date of this Lease shall be the date it is signed by the last party necessary to formation of the Lease, which party shall be responsible to provide evidence of such signature by facsimile on the date such event occurs.

i. Attorneys’ Fees. If any action shall be instituted by either of the parties to this Lease for the enforcement of any of its rights or remedies in and under this Lease, the party in whose favor judgment shall be rendered shall be entitled to recover from the other party all costs incurred by the prevailing party in such action, including reasonable attorneys’ fees.

j. Counterparts; Facsimile. This Lease may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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k. No Partnership; No Benefit to Other Parties. It is not intended by this Lease to, and nothing contained in this Lease shall, create any partnership, joint venture or other association between Lessee and Lessor. None of the provisions of this Lease is intended to, nor shall they inure to, the benefit of anyone (including, without limitation, any real estate broker) not a party hereto or their respective successors and permitted assigns, or be deemed to create any rights, benefits or privileges in favor of any such non-party.

17

IN WITNESS WHEREOF, Lessee and Lessor have executed this Lease as of the Effective Date.

Lessor:				Lessee:

EXCEL PROMENADE OFFICE LLC, a Delaware limited liability company				LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	Excel Trust, L.P., a Delaware limited partnership, its Manager			By: Its:	KEIM, Inc., an Arizona corporation General Partner

	By:	Excel Trust, Inc., a Maryland corporation, its General Partner			By:	EXHIBIT – DO NOT SIGN
Name:
		By:	EXHIBIT – DO NOT SIGN		Its:
Name: Mark T. Burton
Its: Chief Investment Officer

18

EXHIBIT “A-2”

MASTER LEASE

(Wachovia/Wells Fargo)

MASTER LEASE

(Wachovia/Wells Fargo)

This Master Lease (this “Lease”) is entered into as of January     , 2012 (the “Effective Date”) between the parties and on the terms and conditions set forth herein.

1. PARTIES. The names and addresses of the parties to this Lease are:

Lessee	Levine Investments Limited Partnership
1702 East Highland, Suite 310
Phoenix, Arizona 85016
Attention: Andrew M. Cohn
Fax No. 602- 248-0874

With a copy to:	Mariscal Weeks
2901 North Central Avenue, Suite 200
Phoenix, Arizona 85012
Attention: David L. Lansky

Lessor:	Excel Promenade Office LLC
801 North 500 West, Suite 201
West Bountiful, Utah 84010
Attention: Mark T. Burton
Fax No. 801-294-7479

With a copy to:	Excel Trust, L.P.
17140 Bernardo Center Drive, Suite 300
San Diego, California 92128
Attention: Mr. Gary Sabin and
S. Eric Ottesen, Esq.
Fax No. 858-487-9890

With a copy to:	Van A. Tengberg, Esq.
Foley & Lardner LLP
402 West Broadway, Suite 2100
San Diego, California 92101
Fax No. 619-234-3510

2. LEASED SPACE. As further set forth in this Lease, Lessee shall lease from Lessor approximately 4,137 rentable square feet of space known as Suite 200 (the “Leased Space”) located within that certain property known as the Promenade Corporate Center II located at 16435 North Scottsdale Road, Scottsdale, Arizona (the “Property”) on the terms and conditions set forth herein.

3. TERM. Lessee shall lease the Leased Space from Lessor as of June 1, 2012, and continuing until the earlier of: (i) May 31, 2013; or (ii) the date that a Replacement Lease is entered into with a Replacement Tenant (as said terms are defined below) for all of the Leased

20

Space pursuant to Section 5 below and pursuant to such Replacement Lease, the minimum monthly rent or base rent and expense reimbursements payable by such Replacement Tenant pursuant to the Replacement Lease are equal to or greater than the sum of Twelve Thousand Two Hundred Thirty-Eight Dollars and Seventy-Five Cents ($12,238.75) per month.

4. RENT. During the term of this Lease, Lessee shall pay (or cause to be paid) to Lessor monthly rent and expense reimbursements in the aggregate sum of Twelve Thousand Two Hundred Thirty-Eight Dollars and Seventy-Five Cents ($12,238.75) per month, subject to reduction based on the minimum monthly rent or base rent and expense reimbursements payable by a Replacement Tenant pursuant to a Replacement Lease during the term of this Lease. Rent shall be due on the first day of each month.

5. NEW LEASE; APPROVAL. At any time prior to the expiration of the rent obligations of this Lease, Lessee or Lessor may negotiate and secure a tenant or tenants (each, a “Replacement Tenant” and collectively, the “Replacement Tenants”), for the Leased Space (or any portion thereof) and, upon Lessor’s approval (which shall not be unreasonably withheld, conditioned or delayed) and execution of a definitive lease agreement or the lease agreements (each, a “Replacement Lease” and collectively, the “Replacement Leases”). Lessor’s approval shall not be deemed unreasonably withheld if: (a) the proposed Replacement Tenant will lease the Leased Space on less than market terms and conditions; (b) the proposed Replacement Tenant does not meet Lessor’s then current underwriting criteria applied on a uniform, non-discriminatory basis; (c) the proposed Replacement Lease is not substantially on Lessor’s standard form; and (d) the use of the Leased Space by the proposed Replacement Tenant is in violation of the CC&R’s or restrictive covenants contained in any other lease. Lessor shall be responsible for the payment of all leasing commissions, tenant improvement allowances, tenant improvements, rent credits, and other tenant inducement costs with respect to each Replacement Lease (collectively, “Tenant Inducement Costs”), provided, however, that such Tenant Inducement Costs shall first be satisfied from the Holdback Funds – Wachovia/Wells Fargo (as such term is defined below) in accordance with the terms and conditions of that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between Lessee, as Seller, and Lessor, as Purchaser (the “Fifth Amendment”) and the Escrow Agreement – Wachovia/Wells Fargo (as such term is defined below).

6. LESSEE PAYMENTS. Reference is hereby made to that certain Escrow Holdback Agreement (Wachovia/Wells Fargo), dated January     , 2012, by and between Lessor, Lessee and Thomas Title & Escrow, L.L.C. (the “Escrow Agreement – Wachovia/Wells Fargo”). Notwithstanding anything contained herein to the contrary, as set forth in the Fifth Amendment and the Escrow Agreement – Wachovia/Wells Fargo, Lessor and Lessee acknowledge and agree that the maximum liability of Lessee to Lessor with respect to this Lease, whether for monthly rent, expense reimbursements or Tenant Inducement Costs, shall be limited to the Holdback Funds – Wachovia/Wells Fargo (as such term is defined in the Escrow Agreement – Wachovia/Wells Fargo) and as such, if the amount of Holdback Funds –Wachovia/Wells Fargo are insufficient to pay the monthly rent, expense reimbursements and/or Tenant Inducement Costs in full, Lessee shall have no obligation or liability to pay any additional funds, it being intended that Lessee’s liability with respect to this Lease shall be limited to the Holdback Funds – Wachovia/Wells Fargo.

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7. PERMITTED USE. The use by Lessee shall be for any lawful purpose.

8. MISCELLANEOUS.

a. Assignment/ Subleasing. Lessee shall not assign this Lease without the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed.

b. Notice. Any notice required or permitted to be delivered under this Lease shall be in writing addressed to Lessee or Lessor, as the case may be, at the address stated in Section 1, and shall be deemed received on the earlier of: (i) actual receipt (including delivery by facsimile); (ii) if certified mail, on the third business day after the date of the certification thereof; or (iii) if sent by overnight delivery service, the next business day. Either party may change the notice addresses by written notice to the other party.

c. Arizona Law to Apply. This Lease shall be construed under and in accordance with the laws of the State of Arizona, and all obligations of the parties created by the Lease are performable in the county in which the Property is located.

d. Parties Bound. This Lease shall be binding upon and inure to the benefit of the parties to this Lease and their respective heirs, executors, administrators, legal representatives, successors and assigns.

e. Legal Construction. In case any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of the Lease, and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained in the Lease.

f. Prior Agreements Superseded. This Lease constitutes the sole and only agreement of the parties to the Lease concerning the Leased Space and supersedes any prior understandings or written or oral agreements between the parties concerning the leasing of the Leased Space.

g. Time of Essence. Time is of the essence of this Lease.

h. Effective Date. The Effective Date of this Lease shall be the date it is signed by the last party necessary to formation of the Lease, which party shall be responsible to provide evidence of such signature by facsimile on the date such event occurs.

i. Attorneys’ Fees. If any action shall be instituted by either of the parties to this Lease for the enforcement of any of its rights or remedies in and under this Lease, the party in whose favor judgment shall be rendered shall be entitled to recover from the other party all costs incurred by the prevailing party in such action, including reasonable attorneys’ fees.

j. Counterparts; Facsimile. This Lease may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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k. No Partnership; No Benefit to Other Parties. It is not intended by this Lease to, and nothing contained in this Lease shall, create any partnership, joint venture or other association between Lessee and Lessor. None of the provisions of this Lease is intended to, nor shall they inure to, the benefit of anyone (including, without limitation, any real estate broker) not a party hereto or their respective successors and permitted assigns, or be deemed to create any rights, benefits or privileges in favor of any such non-party.

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IN WITNESS WHEREOF, Lessee and Lessor have executed this Lease as of the Effective Date.

Lessor:				Lessee:

EXCEL PROMENADE OFFICE LLC, a Delaware limited liability company				LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	Excel Trust, L.P., a Delaware limited partnership, its Manager			By: Its:	KEIM, Inc., an Arizona corporation General Partner

	By:	Excel Trust, Inc., a Maryland corporation, its General Partner			By: Name:	EXHIBIT – DO NOT SIGN
Its:

		By:	EXHIBIT – DO NOT SIGN
Name: Mark T. Burton
Its: Chief Investment Officer

24

EXHIBIT “B-1”

ESCROW HOLDBACK AGREEMENT

(Richmond American)

ESCROW HOLDBACK AGREEMENT

(Richmond American)

THIS ESCROW HOLDBACK AGREEMENT (this “Escrow Agreement”) is made as of the      day of January, 2012, by and between EXCEL PROMENADE OFFICE LLC, a Delaware limited liability company (“Purchaser”), LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Seller”), and THOMAS TITLE & ESCROW, L.L.C. (“Escrow Agent”).

WHEREAS, Purchaser is the Buyer from Seller of certain real property and improvements located thereon (the “Subject Property”), which property is the subject of Escrow Agent’s Escrow No. L111019 (the “Escrow”);

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011 between Seller and Purchaser, as amended (as amended, the “Purchase Agreement”), Seller and Purchaser have executed and delivered that certain Master Lease (the “Master Lease”) pursuant to which Seller leases from Purchaser the portion of the Subject Property known as Promenade Corporate Center I, Suite 175, 16427 North Scottsdale Road (the “Subject Premises”) and agrees to make certain payments to Purchaser;

WHEREAS, Seller has agreed to hold back the sum of One Million One Hundred Ninety-Six Thousand Three Hundred Seventy-Six Dollars and 48/100 ($1,196,376.48) from proceeds payable to Seller at the closing of the sale of the Subject Property to Purchaser (the “Holdback Funds – Richmond American) to fund Seller’s obligations under the Master Lease; and

WHEREAS, Escrow Agent is willing to act as escrow agent for the Holdback Funds – Richmond American.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, Seller, Purchaser and Escrow Agent agree as follows:

1. Seller and Purchaser hereby appoint Escrow Agent as escrow agent under this Escrow Agreement. All capitalized terms used in this Escrow Agreement, unless otherwise defined herein, shall have the same meanings given to them in the Purchase Agreement.

2. At the closing of the Escrow, a portion of the Purchase Price (as defined in the Purchase Agreement) to be paid to Seller for the Subject Property in an amount equal to the Holdback Funds – Richmond American shall be retained in Escrow by Escrow Agent and deposited into a separate interest bearing account designated by Seller and Purchaser (“Holdback Account – Richmond American”), who shall hold and disburse the same and the interest thereon according to the terms and conditions of this Escrow Agreement. Escrow Agent shall invest the Holdback Funds – Richmond American with a federally-insured banking institution, and in its name as Escrow Agent, shall collect any interest payable thereon and retain such interest in Escrow pursuant to the terms of this Escrow Agreement. All interest that accrues on the Holdback Funds – Richmond American shall be deposited in the Holdback Account – Richmond American and shall be chargeable to the account of Seller. The Holdback Funds – Richmond American and interest thereon from time to time held in such Escrow account is hereinafter referred to as the “Fund” or the “Funds”.

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3. Escrow Agent shall retain and disburse the Holdback Funds – Richmond American on the terms and conditions of this Escrow Agreement until such time as the requirements of this Section 3 have been satisfied. Commencing February 1, 2013 and on the first (1st) day of each calendar month thereafter until the Funds have been fully disbursed or Seller and Purchaser deliver to Escrow Agent a “Lease Notice” (as defined below), Escrow Agent shall disburse to Purchaser the sum of Forty-Nine Thousand Eight Hundred Forty-Nine Dollars and Two Cents ($49,849.02) (the “Monthly Disbursement”). In the event Purchaser and Seller provide to Escrow Agent written notice (the “Lease Notice”) that Seller has entered into a Replacement Lease for all or a portion of the Subject Premises (the “New Lease”) and rent has commenced under such New Lease and the amount of such minimum monthly rent or base rent and expense reimbursements payable under such New Lease are equal to or in excess of the Monthly Disbursement, then, in such event, Escrow Agent shall disburse the then remaining balance of the Funds to Seller. If, however, the Lease Notice indicates that the minimum monthly rent or base rent and expense reimbursements payable under the New Lease are less than the Monthly Disbursement, then the amount of the Monthly Disbursement shall be reduced by the corresponding monthly amount of the minimum monthly rent or base rent and expense reimbursements payable under the New Lease, all as set forth on the Lease Notice. In addition, on January 31, 2015, after complying with the foregoing provisions, the then remaining balance of the Funds shall be disbursed by Escrow Agent to Seller. In addition, Purchaser and Seller shall provide to Escrow Agent written notice of the amount of leasing commissions, tenant improvement allowances, tenant improvements, rent credits and/or other tenant inducement costs incurred with respect to a Replacement Lease (collectively, “Tenant Inducement Costs”), and the amount set forth in such notice shall be disbursed by Escrow Agent from the Holdback Funds – Richmond American to Purchaser, provided, however, in the event there are insufficient monies in the Fund to pay and satisfy such Tenant Inducement Costs, then Seller shall have no liability for such deficit amount. Purchaser and Seller acknowledge and agree that the maximum liability of Seller to Purchaser under the Master Lease, whether for Monthly Disbursement and/or Tenant Inducement Costs, shall be limited to the Holdback Funds – Richmond American and, as such, if the amount of Holdback Funds – Richmond American are insufficient to pay the Monthly Disbursements and/or the Tenant Inducement Costs in full, Seller shall have no obligation or liability to pay any additional funds, it being intended that Seller’s liability shall be limited to the Holdback Funds – Richmond American.

4. Escrow Agent shall be entitled to its normal and customary fees and expenses for the services performed hereunder. Seller shall pay such fees from a source other than the Funds. Purchaser and Seller hereby further agree to indemnify and hold harmless Escrow Agent against any and all losses, claims, damages, liabilities, costs and expenses, including without limitation court costs and attorneys’ fees, which may be imposed upon or incurred by Escrow Agent in connection with its acceptance and holding of the Funds and the management thereof or the performance of its duties hereunder, except for the gross negligence of Escrow Agent or any violation of this Escrow Agreement by Escrow Agent. Escrow Agent shall have no liability hereunder to Purchaser or to Seller except for its gross negligence, willful misconduct or its failure to act in accordance with this Agreement, and Escrow Agent shall have no liability for acting in accordance with the terms of this Escrow Agreement. Escrow Agent shall be entitled to

27

rely upon any writing believed by it in good faith to be genuine and shall have no obligation to verify the accuracy of any facts stated therein or the authority of any person signing on behalf of Purchaser or Seller to take such action.

5. The Escrow Agent shall have no obligation to see that the disbursements made by it in accordance with the terms hereof are actually used for the purposes set forth herein, nor shall the Escrow Agent have any responsibility or liability for: (i) completion or satisfactory completion of said purpose, (ii) guaranteeing that the Funds will be sufficient to complete said purpose, (iii) compliance of the parties with the terms of any other agreements between the parties relating to the use of the Funds, or (iv) any other matter relating to the accomplishment of the purposes set forth herein.

6. The Escrow Agent shall act hereunder as a depository only and shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any instrument deposited with the Escrow Agent hereunder, or with respect to the form or execution of same, or the identity, authority or rights of any person executing or depositing the same. The Escrow Agent is neither a party to nor bound by any agreement which may be deposited under, evidenced by, or arising out of this Escrow Agreement. The Escrow Agent is not required to investigate the circumstances, background or truthfulness of any notice received from the parties hereto. The Escrow Agent shall have no duties to anyone except those signing this Escrow Agreement.

7. If conflicting demands are made upon the Escrow Agent, the Escrow Agent may hold any money and/or documents subject to such conflicting demands until the rights of the parties making such conflicting demands are determined by written agreement or court action, or the Escrow Agent may interplead said funds and/or documents. The parties agree that the Escrow Agent is authorized and directed to deduct its charges, expenses and attorneys’ fees incurred in connection with an interpleader action from said funds before depositing the funds into court. Deposit by the Escrow Agent of said funds and/or documents into the court or similar tribunal shall relieve the Escrow Agent of all further liability and responsibility with respect to said funds or documents.

8. This Escrow Agreement, together with the Master Lease and the Purchase Agreement, exclusively and completely states the rights of the parties with respect to the Funds. No modification, variation, termination, discharge or abandonment hereof, and no waiver of any of the provisions or conditions hereof, shall be valid unless in writing and signed by duly authorized representatives of the parties or the successor or assigns thereof.

9. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall be deemed to constitute one instrument.

10. Any notice required or permitted to be given hereunder shall be in writing and shall be (a) personally delivered to the party concerned if an individual, or to an officer, manager or general partner thereof, if a corporation, limited liability company or partnership, or (b) transmitted by certified or registered mail to the parties at their addresses. Such notice shall be deemed to be effective, unless actual receipt is expressly elsewhere specified herein, upon (y)

28

the date of receipt if delivered personally or (z) the date three (3) days after posting if transmitted by mail, whichever shall first occur. Any party may change its address for purposes hereof by notice to the other parties hereto.

11. This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

12. In case any one or more of the provisions contained in this Escrow Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby; provided that where the provisions of any invalidating law may be waived, they are hereby waived by the parties to fullest extent possible.

13. All headings are inserted for convenience only and shall not affect any construction or interpretation of this Escrow Agreement. The provisions of this Escrow Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein. Unless otherwise indicated, all references herein to clauses and other subdivisions refer to the corresponding paragraphs and clauses of this Escrow Agreement; the words “herein”, “hereof”, “hereto” and “hereunder”, and words of similar import, refer to this Escrow Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof; and reference to a numbered or lettered subdivision of a paragraph shall include relevant matter within the paragraph which is applicable to but not within such numbered or lettered subdivision.

14. The laws of the State of Arizona shall be applied in interpreting this Escrow Agreement.

29

IN WITNESS WHEREOF, the parties have executed this Escrow Holdback Agreement as of the date first set forth above.

PURCHASER:

EXCEL PROMENADE OFFICE LLC, a Delaware limited liability company

By:	Excel Trust, L.P., a Delaware limited partnership, its Manager

	By:	Excel Trust, Inc., a Maryland corporation, its General Partner

		By:	EXHIBIT – DO NOT SIGN
Name: Mark T. Burton
Its: Chief Investment Officer

SELLER:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, INC., an Arizona corporation
Its:	General Partner

	By:	EXHIBIT – DO NOT SIGN
Name:
Its:

ESCROW AGENT:

THOMAS TITLE & ESCROW, L.L.C.

By:	EXHIBIT – DO NOT SIGN
Name:
Title:

30

EXHIBIT “B-2”

ESCROW HOLDBACK AGREEMENT

(Wachovia/Wells Fargo)

ESCROW HOLDBACK AGREEMENT

(Wachovia/Wells Fargo)

THIS ESCROW HOLDBACK AGREEMENT (this “Escrow Agreement”) is made as of the      day of January, 2012, by and between EXCEL PROMENADE OFFICE LLC, a Delaware limited liability company (“Purchaser”), LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (“Seller”), and THOMAS TITLE & ESCROW, L.L.C. (“Escrow Agent”).

WHEREAS, Purchaser is the buyer from Seller of certain real property and improvements located thereon (the “Subject Property”), which property is the subject of Escrow Agent’s Escrow No. L111019 (the “Escrow”);

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 25, 2011 between Seller and Purchaser, as amended (as amended, the “Purchase Agreement”), Seller and Purchaser have executed and delivered that certain Master Lease (the “Master Lease”) pursuant to which Seller leases from Purchaser the portion of the Subject Property known as Promenade Corporate Center II, Suite 200, 16435 North Scottsdale Road (the “Subject Premises”) and agrees to make certain payments to Purchaser;

WHEREAS, Seller has agreed to hold back the sum of One Hundred Forty-Six Thousand Eight Hundred Sixty-Five Dollars ($146,865.00) from proceeds payable to Seller at the closing of the sale of the Subject Property to Purchaser (the “Holdback Funds – Wachovia/Wells Fargo”) to fund Seller’s obligations under the Master Lease; and

WHEREAS, Escrow Agent is willing to act as escrow agent for the Holdback Sum.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, Seller, Purchaser and Escrow Agent agree as follows:

1. Seller and Purchaser hereby appoint Escrow Agent as escrow agent under this Escrow Agreement. All capitalized terms used in this Escrow Agreement, unless otherwise defined herein, shall have the same meanings given to them in the Purchase Agreement.

2. At the closing of the Escrow, a portion of the Purchase Price (as defined in the Purchase Agreement) to be paid to Seller for the Subject Property in an amount equal to the Holdback Funds – Wachovia/Wells Fargo shall be retained in Escrow by Escrow Agent and deposited into a separate interest bearing account designated by Seller and Purchaser (“Holdback Account – Wachovia/Wells Fargo”), who shall hold and disburse the same and the interest thereon according to the terms and conditions of this Escrow Agreement. Escrow Agent shall invest the Holdback Funds – Wachovia/Wells Fargo with a federally-insured banking institution, and in its name as Escrow Agent, shall collect any interest payable thereon and retain such interest in Escrow pursuant to the terms of this Escrow Agreement. All interest that accrues on the Holdback Funds – Wachovia/Wells Fargo shall be deposited in the Holdback Account – Wachovia/Wells Fargo and shall be chargeable to the account of Seller. The Holdback Funds – Wachovia/Wells Fargo and interest thereon from time to time held in such Escrow account is hereinafter referred to as the “Fund” or the “Funds”.

3. Escrow Agent shall retain and disburse the Holdback Funds – Wachovia/Wells Fargo on the terms and conditions of this Escrow Agreement until such time as the requirements of this Section 3 have been satisfied. Commencing June 1, 2012 and on the first (1st) day of each calendar month thereafter until the Funds have been fully disbursed or Seller and Purchaser deliver to Escrow Agent a “Lease Notice” (as defined below), Escrow Agent shall disburse to Purchaser the sum of Eleven Thousand Six Hundred Fifteen Dollars and Sixty-Seven Cents ($12,238.75) (the “Monthly Disbursement”). In the event Purchaser and Seller provide to Escrow Agent written notice (the “Lease Notice”) that Seller has entered into a Replacement Lease for all or a portion of the Subject Premises (the “New Lease”) and rent has commenced under such New Lease and the amount of such minimum monthly rent or base rent and expense reimbursements payable under such New Lease are equal to or in excess of the Monthly Disbursement, then, in such event, Escrow Agent shall disburse the then remaining balance of the Funds to Seller. If, however, the Lease Notice indicates that the minimum monthly rent or base rent and expense reimbursements payable under the New Lease are less than the Monthly Disbursement, then the amount of the Monthly Disbursement shall be reduced by the corresponding monthly amount of the minimum monthly rent or base rent and expense reimbursements payable under the New Lease, all as set forth on the Lease Notice. In addition, on May 31, 2013, after complying with the foregoing provisions, the then remaining balance of the Funds shall be disbursed by Escrow Agent to Seller. In addition, Purchaser and Seller shall provide to Escrow Agent written notice of the amount of leasing commissions, tenant improvement allowances, tenant improvements, rent credits and/or other tenant inducement costs incurred with respect to a Replacement Lease (collectively, “Tenant Inducement Costs”), and the amount set forth in such notice shall be disbursed by Escrow Agent from the Holdback Funds – Wachovia/Wells Fargo to Purchaser, provided, however, in the event there are insufficient monies in the Fund to pay and satisfy such Tenant Inducement Costs, then Seller shall have no liability for such deficit amount. Purchaser and Seller acknowledge and agree that the maximum liability of Seller to Purchaser under the Master Lease, whether for Monthly Disbursement and/or Tenant Inducement Costs, shall be limited to the Holdback Funds – Wachovia/Wells Fargo and, as such, if the amount of Holdback Funds – Wachovia/Wells Fargo are insufficient to pay the Monthly Disbursements and/or the Tenant Inducement Costs in full, Seller shall have no obligation or liability to pay any additional funds, it being intended that Seller’s liability shall be limited to the Holdback Funds – Wachovia/Wells Fargo.

4. Escrow Agent shall be entitled to its normal and customary fees and expenses for the services performed hereunder. Purchaser shall pay such fees from a source other than the Funds. Purchaser and Seller hereby further agree to indemnify and hold harmless Escrow Agent against any and all losses, claims, damages, liabilities, costs and expenses, including without limitation court costs and attorneys’ fees, which may be imposed upon or incurred by Escrow Agent in connection with its acceptance and holding of the Funds and the management thereof or the performance of its duties hereunder, except for the gross negligence of Escrow Agent or any violation of this Escrow Agreement by Escrow Agent. Escrow Agent shall have no liability hereunder to Purchaser or to Seller except for its gross negligence, willful misconduct or its failure to act in accordance with this Agreement, and Escrow Agent shall have no liability for acting in accordance with the terms of this Escrow Agreement. Escrow Agent shall be entitled to rely upon any writing believed by it in good faith to be genuine and shall have no obligation to verify the accuracy of any facts stated therein or the authority of any person signing on behalf of Purchaser or Seller to take such action.

5. The Escrow Agent shall have no obligation to see that the disbursements made by it in accordance with the terms hereof are actually used for the purposes set forth herein, nor shall the Escrow Agent have any responsibility or liability for: (i) completion or satisfactory completion of said purpose, (ii) guaranteeing that the Funds will be sufficient to complete said purpose, (iii) compliance of the parties with the terms of any other agreements between the parties relating to the use of the Funds, or (iv) any other matter relating to the accomplishment of the purposes set forth herein.

6. The Escrow Agent shall act hereunder as a depository only and shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any instrument deposited with the Escrow Agent hereunder, or with respect to the form or execution of same, or the identity, authority or rights of any person executing or depositing the same. The Escrow Agent is neither a party to nor bound by any agreement which may be deposited under, evidenced by, or arising out of this Escrow Agreement. The Escrow Agent is not required to investigate the circumstances, background or truthfulness of any notice received from the parties hereto. The Escrow Agent shall have no duties to anyone except those signing this Escrow Agreement.

7. If conflicting demands are made upon the Escrow Agent, the Escrow Agent may hold any money and/or documents subject to such conflicting demands until the rights of the parties making such conflicting demands are determined by written agreement or court action, or the Escrow Agent may interplead said funds and/or documents. The parties agree that the Escrow Agent is authorized and directed to deduct its charges, expenses and attorneys’ fees incurred in connection with an interpleader action from said funds before depositing the funds into court. Deposit by the Escrow Agent of said funds and/or documents into the court or similar tribunal shall relieve the Escrow Agent of all further liability and responsibility with respect to said funds or documents.

8. This Escrow Agreement, together with the Master Lease and the Purchase Agreement, exclusively and completely states the rights of the parties with respect to the Funds. No modification, variation, termination, discharge or abandonment hereof, and no waiver of any of the provisions or conditions hereof, shall be valid unless in writing and signed by duly authorized representatives of the parties or the successor or assigns thereof.

9. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall be deemed to constitute one instrument.

10. Any notice required or permitted to be given hereunder shall be in writing and shall be (a) personally delivered to the party concerned if an individual, or to an officer, manager or general partner thereof, if a corporation, limited liability company or partnership, or (b) transmitted by certified or registered mail to the parties at their addresses. Such notice shall be deemed to be effective, unless actual receipt is expressly elsewhere specified herein, upon (y)

the date of receipt if delivered personally or (z) the date three (3) days after posting if transmitted by mail, whichever shall first occur. Any party may change its address for purposes hereof by notice to the other parties hereto.

11. This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

12. In case any one or more of the provisions contained in this Escrow Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby; provided that where the provisions of any invalidating law may be waived, they are hereby waived by the parties to fullest extent possible.

13. All headings are inserted for convenience only and shall not affect any construction or interpretation of this Escrow Agreement. The provisions of this Escrow Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein. Unless otherwise indicated, all references herein to clauses and other subdivisions refer to the corresponding paragraphs and clauses of this Escrow Agreement; the words “herein”, “hereof”, “hereto” and “hereunder”, and words of similar import, refer to this Escrow Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof; and reference to a numbered or lettered subdivision of a paragraph shall include relevant matter within the paragraph which is applicable to but not within such numbered or lettered subdivision.

14. The laws of the State of Arizona shall be applied in interpreting this Escrow Agreement.

IN WITNESS WHEREOF, the parties have executed this Escrow Holdback Agreement as of the date first set forth above.

PURCHASER:

EXCEL PROMENADE OFFICE LLC, a Delaware limited liability company

By:	Excel Trust, L.P., a Delaware limited partnership, its Manager

	By:	Excel Trust, Inc., a Maryland corporation, its General Partner

		By:	EXHIBIT – DO NOT SIGN
Name: Mark T. Burton
Its: Chief Investment Officer

SELLER:

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership

By:	KEIM, INC., an Arizona corporation
Its:	General Partner

	By:	EXHIBIT – DO NOT SIGN
Name:
Its:

ESCROW AGENT:
THOMAS TITLE & ESCROW, L.L.C.

By:	EXHIBIT – DO NOT SIGN
Name:
Title:

EXHIBIT “C”

RIEKENA LETTER

Charles J. Riekena, PLC

Charles J. Riekena	310 East Thomas Road · Phoenix, Arizona 85012
Attorney at Law	Phone: 602.297.3000 · Facsimile: 480.247.5482 · E-Mail: criekena@cjrazlaw.com

March 10, 2010

VIA HAND DELIVERY

Levine Investments, LP

c/o Pederson Group, Inc.

2800 North Central Avenue, Suite 1500

Phoenix, Arizona 85004

Re:	Notice of Default/Office Lease Agreement dated February 7, 2007 (“Lease”), by and between Pederson/BVT Promenade Associates/ Levine Investments, LP (“Landlord”) and Western National Bank (“Tenant”) 16435 N. Scottsdale Road, Suite #140, Scottsdale, Arizona (the “Premises”)

Gentlemen:

This firm represents Western National Bank (the “Tenant”). This letter constitute the written notice of Tenant to Landlord of Landlord’s material breach of the Lease by the violation of the exclusive use provisions of Section 31.20 thereof. In particular, on or about February 1, 2010, Landlord authorized the installation of an ATM by Meridian Bank on the first floor of the Building in which the Premises are located.

This letter will constitute the written notice of the Tenant, under Section 25.4 of the Lease, to Landlord of Landlord’s material breach of the Lease.

In particular, Landlord is in material breach of the Lease as follows:

1. On or about February 1, 2010, Landlord authorized the installation of an ATM by Meridian Bank, a tenant on the 2nd floor of the building in which the Premises are located;

2. On February 3, 2010, Tenant’s Chief Operating Officer, Marian B. Creel, contacted Landlord’s Senior Property Manager, Ms. Shari Colbert, via email of the violation of the Tenant’s exclusive use provision. On the same date, Ms. Colbert, via email to Ms. Creel, advised that “it was the Landlord/Owners right and decision to allow Meridian Bank to install the atm. … Should you continue to feel there are violations of the Lease, you will need to forward formal notice”;

3. Tenant was induced by the Landlord to enter into the Lease based upon the exclusive use granted the Tenant under the provisions of Section 31.30 which read, in part:

31.30. Exclusive Use. Subsequent to the date of this Lease, so long as Tenant is not in default hereunder beyond any applicable grace or cure period this Lease provides Tenant, landlord agrees, during the term that Western National Bank, a Nationally Chartered Bank, constitutes the “Tenant” under this Lease, that Landlord shall not enter into leases for space located on the first floor of the Building which shall permit the tenant thereunder to conduct as its primary business at the Building a full service retail bank.”

Levine Investments, LP

March 10, 2010

4. The installation of the ATM on the first floor of the Building, constitutes a clear infringement of the exclusive granted Tenant. The ATM is an extension of the full service retail banking operation of the Landlord’s second floor tenant, Meridian Bank. Arizona law will not allow the Landlord to do indirectly, that which it cannot accomplish directly. Arizona courts give effect to the intentions of the parties to the Lease. The parties intended that only one bank would operate on the first floor of the Building – not two. As of the date of this letter two banks, Western National Bank and Meridian Bank, are operating on the first floor of the Building;

5. The bad faith actions of the Landlord have rendered the exclusive granted the Tenant meaningless and have caused substantial damages to the business operations of the Tenant;

6. The material breach of the Lease by the Landlord constitutes a clear breach of the covenant of good faith and fair dealing. Additionally, the actions of the Landlord clearly fall within the definition of bad faith. The improper attempt to allow Meridian Bank to operate its banking business, in direct competition with the Tenant, on the first floor of the Building and the flippant response of the Landlord’s property manager to the Tenant’s Chief Operating Officer, reveals that Landlord is disregarding its obligations to the Tenant under the Lease and constitutes evidence of bad faith on the part of Landlord. My client, quite frankly, was surprised that this Landlord would somehow lose its ethical compass during these economic times. Tenant executed an agreement with Landlord in good faith and the current tough economic times are not a defense to the bad faith actions of Landlord;

7. We assume that Landlord will attempt to seek safe harbor for its bad acts by alleging that the “operation of an ATM” is not the operation of a “financial institution” and that somehow the language of Section 31.20 is ambiguous. Note that under Arizona law, if language is determined to be ambiguous, a court will look to the general purpose of the restriction (which was to preclude any other financial institutions from operating on the first floor of the Building) and will enforce Section 31.20 against the Landlord:

8. In light of the bad faith exhibited by the Landlord, we would also caution the Landlord to not seek comfort in the provisions of Section 25.4 that purport to limit the rights and remedies of the Tenant in the event of a Landlord default. As Landlord’s counsel is aware, Arizona courts, and Federal Courts applying Arizona law in these types of cases, have allowed tenants to terminate their leases upon the occurrence of a landlord’s material default – this is especially true in those cases involving a landlord’s breach of a tenant’s exclusive use provision. Landlord, by virtue of its bad faith actions, has waived any right to claim that Tenant has waived its right to all remedies available to it at equity or law;

9. Additionally, the willful disregard of Tenant’s exclusive use provision can only be viewed as the Landlord’s election to deprive Tenant of the enjoyment of the Premises. The violation of the exclusive use has rendered the Premise worthless. The exclusive was intended to cause all walk up tenants, invitees and other members of the public to use the

Levine Investments, LP

March 10, 2010

services provided by the Tenant. We believe this act, coupled with the leasing of space on the second floor of the Building to Meridian Bank and approving the installation of the oversized “Meridian Bank” sign directly above the Tenant’s premises will lead any court to understand that the Landlord intended to not only violate the rights of the Tenant under the Lease, but to constructively evict the Tenant from the Premises.

10. In accordance with the provisions of Section 31.20 of the Lease, the Tenant hereby (i) provides written notice to the Landlord that Meridian Bank, a tenant leasing space on the first floor of the Building for its ATM, is in violation of the exclusive use provision of Section 31.20 of the Lease, and (ii) demands that the Landlord use its best efforts to cause Meridian Bank to remove the ATM within 60 days of the date of this letter and if the ATM is not removed within said 60 day period, to commence an action against Meridian Bank for the removal of the ATM. Tenant is making this demand, in good faith, assuming that the Landlord will comply with its obligations under the Lease. The Tenant respectfully request that Landlord inform Tenant of the progress being made in connection with said negotiations and to be copied on any communications regarding the litigation and demands made by the Landlord upon Meridian Bank; and

11. In the event the Landlord does not comply with the provisions of Section 31.20 of the Lease, please be advised that the Tenant will, without further notice to the Landlord, exercise any and all of its rights under Arizona law, including but not limited to termination of the Lease and authorizing the Tenant’s litigation counsel to commence an action against the Landlord for damages incurred by Tenant due to Landlord’s material breach of the Lease.

Tenant would like to remain in the Premises, but the actions of the Landlord have damaged the business of the Tenant and its operations in the Building.

This letter should not be construed as an election of remedies nor of an election of Tenant to provide you with notice of any further defaults under the provisions of Section 31.20 of the Lease.

Very truly yours

Charles J. Riekena

c:	Ms. Marian Creel

Mr. William D. Hinz

JONATHAN S. BATCHELOR	CHARLES H. OLDHAM
TODD A. BAXTER	DAVID J. OUIMETTE	LAW OFFICES
GARY L. BIRNBAUM	JEFF C. PADDEN
FREDDA J. BISMAN	JAMES H. PATTERSON
JAMES T. BRASELTON	MICHAEL J. PLATI	MARISCAL, WEEKS, MCINTYRE & FRIEDLANDER, P.A.
DAVID G. BRAY	MARLENE A. PONTRELLI
ROBERT C. BROWN	CHARLES S. PRICE
DAVID V. BURKETT	ANDREW L. PRINGLE	2901 NORTH CENTRAL AVENUE SUITE 200 PHOENIX, ARIZONA 85012-2705
J. GREGORY CAHILL	LES RAATZ
SPENCER W. CASHDAN	LEONCE A. RICHARD III
JASON B. CASTLE	STEPHEN E. RICHMAN
SCOT L. CLAUS	JAMES S. RIGBERG
D. SAMUEL COFFMAN	MICHAEL S. RUBIN
ROBIN L. DE RESPINO	PAUL RUDERMAN	_______________
DONALD E. DYEKMAN	BARRY R. SANDERS
FRED C. FATHE	TRICIA SCHAFER
GLENN M. FELDMAN	MICHAEL R. SCHEURICH	TELEPHONE:	602.285.5000
NICOLE S. FELKER	ROBERT L. SCHWARTZ	FACSIMILE:	602.285.5100
DAVID N. FERRUCCI	ROBERT A. SHULL	WEBSITE:	http://www.mwmf.com
ERIN R. FORD	GARY J. SOSINSKY	_______________
RICHARD A. FRIEDLANDER	MARKI A. STEWART
JERRY GAFFANEY	TIMOTHY J. THOMASON	WRITER’S DIRECT LINE: (602) 285-5080
KOLBY W. GRANVILLE	DAVID I. THOMPSON	E-MAIL: jim.rigberg@mwmf.com
KENNETH A. HODSON	ANNE L. TIFFEN	OUR FILE NO.: 10573-347
SCOTT A. HOLCOMB	DENISE H. TROY
DAVID L. LANSKY	SOPHIA VARMA
DANA M. LEVY	PETER A. WINKLER
CLIFFORD L. MATTICE	STEVEN D. WOLFSON
WILLIAM NOVOTNY

NOEL FIDEL	(OF COUNSEL)
RUSSELL PICCOLI	(OF COUNSEL)
PAUL V. WENTWORTH	(OF COUNSEL)

PHILLIP WEEKS (1936-1998)
DONALD N. MCINTYRE (1932-1998)

March 11, 2010

VIA FEDERAL EXPRESS OVERNIGHT

Charles J. Reikena

310 East Thomas Road

Phoenix, Arizona 85012

Re:	Promenade Corporate Center Office Lease Agreement dated January 7, 2007, as amended (“Lease”) between Pivotal 650 California St., L.L.C. (“Landlord”) as successor-in-interest to Pederson/BVT Promenade Associates and Western National Bank, NA (“Tenant”) for approximately 5,975 rentable square feet (the “Premises”) of the Promenade Corporate Center Building II located at 16435 North Scottsdale Road, Scottsdale, Arizona (the “Building”)

Dear Mr. Reikena:

Landlord under the above-referenced Lease has asked us to respond to your letter dated March 10, 2010. In that letter, you assert, on behalf of Tenant, that Landlord is in material breach of the Lease. Specifically, Tenant contends that Landlord has violated the “Exclusive Use” provision, set forth in Lease, Section 31.20, because Meridian Bank, a tenant on the second floor of the Building, has installed an ATM machine on the first floor of the Building. Tenant’s position is patently incorrect.

I start by noting that your letter contains a glaring factual omission; you do not mention that Meridian Bank installed this ATM machine on March 17, 2009. If the ATM machine really

Charles J. Reikena

March 11, 2010

caused any problems for Tenant’s business, the reasonable approach would have been to pick up the telephone and contact Landlord. Instead, almost a year later, without any advance warning, Tenant claims to be “surprised” that the ATM machine was installed and, without any discussion, demanded that it be removed. To say that Landlord is disappointed with the course of action Tenant has chosen to take would be an understatement.

The Lease, Section 31.20, provides that, so long as Tenant is not in default. Landlord “shall not enter into leases for space on the first floor of the Building which shall permit the tenant thereunder to conduct as its primary business at the Building a full service retail bank”. A Court will attempt to effectuate the intent of the parties when it interprets and enforces the Lease. In this case, a Court will not need to look any further than the language of the Lease, Section 31.20 – which is not ambiguous – to determine that intent; that only one “full service retail bank” be allowed to operate on the Building’s first floor. This provision was the product of negotiation between two sophisticated parties, both of whom had counsel. Had the parties intended that the scope of the Lease, Section 31.20, be broad enough to prohibit any type of banking activity at all on the Building’s first floor, they would have written the Lease to say so. Accordingly, another tenant’s operation of anything short of a full service retail bank on the Building’s first floor does not run afoul of the Lease, Section 31.20. In this case, Meridian Bank is on the second floor, not the first floor.

Tenant’s arguments all rest on the Lease saying something it does not say. In the February 3, 2010 e-mail to Shari Colbert, Tenant’s Chief Operating Officer, Marian Creel, wrote that the Lease, Section 31.20, gave Tenant the exclusive right to be the only tenant operating in a retail banking “capacity” on the first floor. You state in your letter that the Lease, Section 31.20, allows the operation of only one “bank” on the first floor. These statements flat-out ignore the fact that the Lease expressly applies to a tenant operating “a full service retail bank” as its “primary business” on the first floor. The fact that Tenant needs to contort the Lease to get its desired result further demonstrates that its interpretation lacks all merit.

Meridian Bank is operating an ATM machine on the Building’s first floor. Unlike a full service bank, an ATM machine cannot open and close accounts, extend loans, offer safety deposit box services, offer notary or signature guaranty services, or perform numerous other customer service functions. An ATM machine does not issue cashier’s checks or money orders, cannot perform wire transfers, is virtually useless for merchant deposits, and does not allow a customer to make unlimited withdrawals from an account. Accordingly, Meridian Bank’s operation of an ATM machine on the Building’s first floor is not the equivalent of operating a full service bank on the Building’s first floor and is not a violation of the Lease, Section 31.20.

Landlord notes that the Lease, Section 31.20, applies only to “leases for space on the first floor of the Building.” Indeed, Landlord must undertake efforts to stop an alleged violation of this provision only when “another tenant of the first floor of the Building” is operating in violation of Section 31.20. Meridian Bank is not a tenant of the first floor of the Building – a fact Tenant acknowledges in your letter (Meridian Bank is “Landlord’s second floor tenant”). Landlord, furthermore, does not have a “lease for space” on the building’s first floor with Meridian Bank. Rather, Meridian Bank operates the ATM machine pursuant to a written license agreement. The license agreement allows only the operation of an ATM machine and does not

Charles J. Reikena

March 11, 2010

permit Meridian Bank to engage in full service retail banking as its primary business on the first floor of the Building. Pursuant to the license agreement, moreover, Meridian Bank does not even have “space” – i.e., premises – on the Building’s first floor; it has an area on a wall where it can locate an ATM machine.

Tenant asserts that the purpose of the Lease, Section 31.20, was “to cause all walk up tenants, invitees and other members of the public to use the services provided by the Tenant.” As noted above, an ATM machine is not capable of performing the functions of a full service bank. The presence of a Meridian Bank ATM machine on the first floor is not going to influence “walk up” customers in need of services that the ATM machine cannot perform to go to the second floor to get them. The installation of the ATM machine will not interfere with what Tenant states is the purpose of the Lease, Section 31.20.

Last, Tenant has waived any alleged violation of the Lease, Section 31.20, caused by the ATM machine. As previously mentioned, Meridian Bank installed the ATM machine in March 2009. Between that date and February 3, 2010, Tenant unquestionably knew that the ATM machine was located on the Building’s first floor and, with such knowledge, intentionally refrained from taking any action to assert a breach or otherwise enforce the Lease, Section 31.20.

Because the installation of the ATM machine is in compliance with the language of the Lease, no violation of the Exclusive Use provision has occurred. Landlord rejects the notice of default and will defend against any further assertion or claim of default based on the Lease, Section 31.20, vigorously. Tenant’s behavior – including waiting a year after the ATM machine’s installation to demand that it be removed without once making a phone call to Landlord, followed by your default letter – has been unreasonable and unprofessional. This behavior has seriously damaged Tenant’s relationship with Landlord. Instead of continuing down that road. Tenant would be better advised to take steps to repair this relationship.

Landlord reserves all rights and remedies under the Lease. Time is of the essence with respect to the obligations of Tenant to make the payments and render the performances required by the. Please be advised that notwithstanding any prior course of dealing between Landlord and Tenant, all payments and performances required under the Lease must be made as and when the same are due.

Feel free to contact me if you have any questions.

Sincerely,

James S. Rigberg
For the Firm

JSR:cfp

cc:	Andrew Cohn

Jeff Manelis

David L. Lansky, Esq.

EXHIBIT “D”

WNB TENANT ESTOPPEL

TENANT ESTOPPEL CERTIFICATE

TO:	Excel Trust, L.P.

801 North 500 West

Suite 201

Bountiful, Utah 84010

Attention: Mark T. Burton

(“Purchaser”)

Re:	Promenade Corporate Center

16435 N. Scottsdale Rd

Suite 140

Scottsdale, Arizona

(the “Leased Premises”)

Gentlemen:

1. Western National Bank is the tenant (“Tenant”) under a lease with Levine Investments Limited Partnership; an Arizona limited partnership, successor by assignment from Pivotal 650 California Street, L.L.C., an Arizona liability company, successor by assignment from the Pederson/BVT Promenade Associates, an Arizona general partnership (hereafter “Landlord”), or Landlord’s predecessor in interest, dated February 7, 2007, demising the Leased Premises, as amended, modified, supplemented or extended by the following (if none, write “None” or leave blank, in which case the response will be deemed to be “None”): Office Sublease Agreement dated April 24, 2007; Landlord Consent to Sublease dated April 27, 2007; Estoppel Certificate dated April 27, 2007; Memorandum of Commencement Date dated August 7, 2007; License Agreement dated November 7, 2007; First Amendment dated May 21, 2008 and Second Amendment dated April 14, 2010 (collectively, “Lease”).

2. Tenant has not sublet the Leased Premises or assigned, transferred or encumbered any interest in the Lease except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”): Guaranty Title Agency of Arizona, Inc as Subtenant.

3. The term of the Lease commenced on August 1, 2007 and, exclusive of unexercised renewal options (as identified below) contained in the Lease, the Lease expires on January 31, 2018. Tenant has no remaining option(s) to renew the term of the Lease for n/a year(s) each.

4. The Lease is in full force and effect and represents the entire agreement between Tenant and Landlord, and Tenant is in possession of the Leased Premises. Tenant hereby confirms that Tenant’s rentable square footage of the Premises is equal to 5,975 square feet.

5. The fixed minimum monthly rent currently payable under the Lease is $17,551.45.

6. All rent concessions and abatements have expired, and Tenant is not entitled to any rent credit, partial rent, rebates, rent abatements, rent concessions, move-in allowances or improvement allowances of any kind, except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):

7. The fixed minimum rent, real estate taxes, building maintenance costs and all other charges due under the Lease have been paid up to and including the following date: October 31, 2011. Tenant is currently paying a monthly amount of $985.88 as its pro rata share of the operating expenses, real estate taxes and insurance costs of the Property according to the terms and conditions of the Lease. Tenant’s pro rata share is 2.33 percent (2.33%).

8. The security deposit held by Landlord under the Lease is $19,792.19.

9. No rents have been prepaid, other than as provided in the Lease, and rentals that have heretofore become due have been paid.

10. As of the date hereof, there are no offsets or credits against rentals due and payable under the Lease, and there are no existing credits, defenses, offsets or counterclaims which the undersigned has against Landlord or the enforcement of the Lease by Landlord.

11. All conditions of the Lease and all work required to be performed by Landlord have been satisfied or completed.

12. There are no defaults, claims thereof, or any condition which with the giving of notice and/or passage of time could become a default by either Landlord or Tenant with respect to their respective obligations under the Lease or in the performance of any term, covenant or condition contained in the Lease.*

13. Tenant does not have any rights or options to purchase the property of which the Leased Premises is a part, the Premises or any portion thereof, nor does Tenant have any options, rights of first refusal, rights of first offer, expansion rights or similar rights with respect to the Leased Premises or the Property of which the Leased Premises is a part, except as may be expressly set forth in the Lease.

14. If the Lease is guaranteed, the Guaranty is unmodified and in full force and effect.

15. The undersigned and the person(s) executing this Certificate on behalf of the undersigned have the power and authority to render this Certificate. except for the Landlord default as described in the Tenant Estoppel Certificate Amendment attached to this Tenant Estoppel Certificate.

*, except for the Landlord default as described in the Tenant Estoppel Certificate Amendment attached to this tenant Estoppel Certificate.

This Certificate, and the Tenant Estoppel Certificate Amendment (and attachment) amending the response of Tenant to Paragraph 12 hereof that are attached to this Tenant Estoppel Certificate and that are specifically incorporated herein by this reference, may be relied upon by (i) Landlord, (ii) Purchaser and its successors and assigns, and (iii) any lender(s) of Purchaser (or Purchaser’s successors and assigns) from time to time.

Date: November 30, 2011

WESTERN NATIONAL BANK

By
Its	CFO

Tenant Estoppel Certificate Amendment

November 30, 2011

Excel Trust, L.P.

801 North 500 West

Suite 201

Bountiful, Utah 84010

Attention: Mark T. Burton

Re:	Western National Bank Tenant Estoppel Certificate

16435 N. Scottsdale Rd, Suite 140

Scottsdale, Arizona (the “Leased Premises”)

Gentlemen:

The Tenant Estoppel Certificate dated November 30, 2011 to which this Tenant Estoppel Certificate Amendment is attached is amended as follows:

1.	Paragraph 12 of the Tenant Estoppel Certificate is amended by the addition of the following thereto:

“The Landlord is in default under the Lease as a result of the Landlord’s violation of the Tenant’s exclusive use provision, contained in Section 31.30 of the Lease, as a result of the Landlord’s approval of the installation of a Meridian Bank ATM on the first floor of the Building in which the Premises are contained. The Tenant’s position is more fully described in the March 10, 2010 letter from Tenant’s legal counsel to Landlord which is attached to this Amendment as Attachment No. 1. Despite Tenant’s demands upon Landlord, to date, this default has not been cured.”

2.	This Amendment is attached to and incorporated into the Tenant Estoppel Certificate referred to above and is intended to amend the Tenant Estoppel Certificate.

WESTERN NATIONAL BANK

By:
Its:	CFO

Attachment No. 1 to Western National Bank

Tenant Estoppel Certificate Amendment

Dated November 30, 2011

Charles J. Riekena, PLC

Charles J. Riekena	310 East Thomas Road · Phoenix, Arizona 85012
Attorney at Law	Phone: 602.297.3000 · Facsimile: 480.247.5482 · E-Mail: criekena@cjrazlaw.com

March 10, 2010

VIA HAND DELIVERY

Levine Investments, LP

c/o Pederson Group, Inc.

2800 North Central Avenue, Suite 1500

Phoenix, Arizona 85004

Re:	Notice of Default/Office Lease Agreement dated February 7, 2007 (“Lease”), by and between Pederson/BVT Promenade Associates/ Levine Investments, LP (“Landlord”) and Western National Bank (“Tenant”) 16435 N. Scottsdale Road, Suite #140, Scottsdale, Arizona (the “Premises”)

Gentlemen:

This firm represents Western National Bank (the “Tenant”). This letter constitute the written notice of Tenant to Landlord of Landlord’s material breach of the Lease by the violation of the exclusive use provisons of Section 31.20 thereof. In particular, on or about February 1, 2010, Landlord authorized the installation of an ATM by Meridian Bank on the first floor of the Building in which the Premises are located.

This letter will constitute the written notice of the Tenant, under Section 25.4 of the Lease, to Landlord of Landlord’s material breach of the Lease.

In particular, Landlord is in material breach of the Lease as follows:

1. On or about February 1, 2010, Landlord authorized the installation of an ATM by Meridian Bank, a tenant on the 2nd floor of the building in which the Premises are located;

2. On February 3, 2010, Tenant’s Chief Operating Officer, Marian B. Creel, contacted Landlord’s Senior Property Manager, Ms. Shari Colbert, via email of the violation of the Tenant’s exclusive use provision. On the same date, Ms. Colbert, via email to Ms. Creel, advised that “it was the Landlord/Owners right and decision to allow Meridian Bank to install the atm. …Should you continue to feel there are violations of the Lease, you will need to forward formal notice”;

3. Tenant was induced by the Landlord to enter into the Lease based upon the exclusive use granted the Tenant under the provisions of Section 31.30 which read, in part:

31.30. Exclusive Use. Subsequent to the date of this Lease, so long as Tenant is not in default hereunder beyond any applicable grace or cure period this Lease provides Tenant, landlord agrees, during the term that Western National Bank, a Nationally Chartered Bank, constitutes the “Tenant” under this Lease, that Landlord shall not enter into leases for space located on the first floor of the Building which shall permit the tenant thereunder to conduct as its primary business at the Building a full service retail bank.”

Levine Investments, LP

March 10, 2010

4. The installation of the ATM on the first floor of the Building, constitutes a clear infringement of the exclusive granted Tenant. The ATM is an extension of the full service retail banking operation of the Landlord’s second floor tenant, Meridian Bank. Arizona law will not allow the Landlord to do indirectly, that which it cannot accomplish directly. Arizona courts give effect to the intentions of the parties to the Lease. The parties intended that only one bank would operate on the first floor of the Building – not two. As of the date of this letter two banks, Western National Bank and Meridian Bank, are operating on the first floor of the Building;

5. The bad faith actions of the Landlord have rendered the exclusive granted the Tenant meaningless and have caused substantial damages to the business operations of the Tenant;

6. The material breach of the Lease by the Landlord constitutes a clear breach of the covenant of good faith and fair dealing. Additionally, the actions of the Landlord clearly fall within the definition of bad faith. The improper attempt to allow Meridian Bank to operate its banking business, in direct competition with the Tenant, on the first floor of the Building and the flippant response of the Landlord’s property manager to the Tenant’s Chief Operating Officer, reveals that Landlord is disregarding its obligations to the Tenant under the Lease and constitutes evidence of bad faith on the part of Landlord. My client, quite frankly, was surprised that this Landlord would somehow lose its ethical compass during these economic times. Tenant executed an agreement with Landlord in good faith and the current tough economic times are not a defense to the bad faith actions of Landlord;

7. We assume that Landlord will attempt to seek safe harbor for its bad acts by alleging that the “operation of an ATM” is not the operation of a “financial institution” and that somehow the language of Section 31.20 is ambiguous. Note that under Arizona law, if language is determined to be ambiguous, a court will look to the general purpose of the restriction (which was to preclude any other financial institutions from operating on the first floor of the Building) and will enforce Section 31.20 against the Landlord;

8. In light of the bad faith exhibited by the Landlord, we would also caution the Landlord to not seek comfort in the provisions of Section 25.4 that purport to limit the rights and remedies of the Tenant in the event of a Landlord default. As Landlord’s counsel is aware, Arizona courts, and Federal Courts applying Arizona law in these types of cases, have allowed tenants to terminate their leases upon the occurrence of a landlord’s material default – this is especially true in those cases involving a landlord’s breach of a tenant’s exclusive use provision. Landlord, by virtue of its bad faith actions, has waived any right to claim that Tenant has waived its right to all remedies available to it at equity or law;

9. Additionally, the willful disregard of Tenant’s exclusive use provision can only be viewed as the Landlord’s election to deprive Tenant of the enjoyment of the Premises. The violation of the exclusive use has rendered the Premise worthless. The exclusive was intended to cause all walk up tenants, invitees and other members of the public to use the

Levine Investments, LP

March 10, 2010

services provided by the Tenant. We believe this act, coupled with the leasing of space on the second floor of the Building to Meridian Bank and approving the installation of the oversized “Meridian Bank” sign directly above the Tenant’s premises will lead any court to understand that the Landlord intended to not only violate the rights of the Tenant under the Lease, but to constructively evict the Tenant from the Premises.

10. In accordance with the provisions of Section 31.20 of the Lease, the Tenant hereby (i) provides written notice to the Landlord that Meridian Bank, a tenant leasing space on the first floor of the Building for its ATM, is in violation of the exclusive use provision of Section 31.20 of the Lease, and (ii) demands that the Landlord use its best efforts to cause Meridian Bank to remove the ATM within 60 days of the date of this letter and if the ATM is not removed within said 60 day period, to commence an action against Meridian Bank for the removal of the ATM. Tenant is making this demand, in good faith, assuming that the Landlord will comply with its obligations under the Lease. The Tenant respectfully request that Landlord inform Tenant of the progress being made in connection with said negotiations and to be copied on any communications regarding the litigation and demands made by the Landlord upon Meridian Bank; and

11. In the event the Landlord does not comply with the provisions of Section 31.20 of the Lease, please be advised that the Tenant will, without further notice to the Landlord, exercise any and all of its rights under Arizona law, including but not limited to termination of the Lease and authorizing the Tenant's litigation counsel to commence an action against the Landlord for damages incurred by Tenant due to Landlord's material breach of the Lease.

Tenant would like to remain in the Premises, but the actions of the Landlord have damaged the business of the Tenant and its operations in the Building.

This letter should not be construed as an election of remedies nor of an election of Tenant to provide you with notice of any further defaults under the provisions of Section 31.20 of the Lease.

Very truly yours,

Charles J. Riekena

c:	Ms. Marian Creel

Mr. William D. Hinz

52